UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09094

Leuthold Funds, Inc.
(Exact name of registrant as specified in charter)

33 S. Sixth Street, Suite 4600, Minneapolis, MN 55402
(Address of principal executive offices) (Zip code)

John Mueller
Leuthold Weeden Capital Management
33 S. Sixth Street, Suite 4600, Minneapolis, MN 55402
(Name and address of agent for service)

612-332-9141
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2015

Date of reporting period:  September 30, 2015

Item 1. Reports to Stockholders.

Annual Report
September 30, 2015

The Leuthold Funds

Leuthold Core Investment Fund
Retail Class Shares     LCORX
Institutional Class Shares     LCRIX

Leuthold Global Fund
Retail Class Shares     GLBLX
Institutional Class Shares     GLBIX

Leuthold Select Industries Fund     LSLTX

Leuthold Global Industries Fund
Retail Class Shares     LGINX
Institutional Class Shares     LGIIX

Grizzly Short Fund     GRZZX

The Leuthold Funds
Table of Contents

The Leuthold Funds

Dear Fellow Shareholders:

The fiscal year began in late 2014 with Blue Chip stocks rallying to new nominal highs. It was the most widely-anticipated “Santa Claus” rally in our memory…until the final two days in December which sent the DJIA and S&P 500 to small monthly losses. A rocky start to 2015 followed that pullback, and the weight of the evidence suggested to us that the bull market had indeed embarked on a broad topping process.

However, tracing out a top can be long and tortuous. For much of the past year, the stock market had an impressive ability to shrug off bad news: a string of weaker domestic economic reports, several high profile earnings misses, the oil carnage, and the continuing horror show of the Eurozone. In early March, the “Big Four” (DJIA, S&P 500, NASDAQ, and Russell 2000 Indexes) all made new bull market highs; those highs were confirmed by major indices’ daily breadth measures, and many important cyclical groups.

Another new S&P 500 bull market high was achieved in late April and it had a lot of company, including Large Caps, Small Caps, foreign stocks, and NYSE Weekly and Daily A/D Lines. Yet, at close inspection, the market was quietly becoming more disjointed. While stock market breadth was healthy, sector leadership – via Cyclicals, Transports, Financials, and Utilities – was behaving in a manner that was consistent with an approaching market top. Generally, both breadth and leadership break down in advance of the peak. At that point in the year, only the latter was showing signs of weakness.

On May 21st, the S&P 500 reached another new bull market high, and the consensus was that the stock market would be able to ignore the first couple of interest rate hikes in the (presumed) upcoming tightening cycle. But our stock market indicators, while still positive, were deteriorating and we expected that U.S. stocks would mark their final bull market highs before the Fed lifted the Funds rate at all. By early July, we advised that a terminal, bull market distribution process had been underway for at least a few months. As China’s four-week, -28% market collapse was grabbing the headlines, an alarming number of U.S. stocks and industry groups were experiencing significant corrections, if not “personal” bear markets. In early July, only 35% of NYSE-traded issues were above their 30-week moving averages, and a huge 15% performance gap had opened up between the NASDAQ and the NYSE Composites. All of this pointed to a fragmented, and more dangerous, stock market environment.

In August, the U.S. stock market largely marginalized the latest round of worries related to China’s market collapse, a new down-leg in crude oil prices, a more hawkish tone in Fed-speak, and sizeable second-quarter declines in S&P 500 sales and earnings. Additional red flags were the DJ Transports, DJ Utilities, NYSE breadth, and Corporate bonds, as they simultaneously entered 40-week downtrends for the first time since 2008-2009. Market breadth, leadership, and momentum were all showing characteristics of a very late stage bull market. To us, the broader picture was clearly one of fracturing and we projected the next big move in stocks would be down. Our quantitative stock market analysis ultimately worsened to a convincingly “negative” outlook during the second week of August; this prompted us to get very defensive in our tactical allocation funds in advance of the August stock market plunge.

Currently, our view is that a cyclical bear market in equities is underway, and we expect the S&P 500 will bottom out fairly close to its long-term median valuation level. In the big picture, this would involve a”relatively” tolerable peak-to-trough decline in

The Leuthold Funds - 2015 Annual Report	1

the neighborhood of -21% to -22%. (The prior two bear markets, 2007-2009 and 2000-2002, were of the severe variety in comparison, losing over -50% and -35%, respectively, in the process.)

During the fiscal year ended September 30, 2015, the Leuthold Core Investment Fund had a solid gain and significantly outperformed its peer fund average, measured by the Morningstar Tactical Allocation category, as well as the all-equity S&P 500 benchmark. The Leuthold Global Fund had a small loss for the year, but its decline appears relatively negligible compared to the average loss of peer fund strategies, represented by the Morningstar World Allocation category, and also compared to the all-equity MSCI All Country World Index (ACWI) benchmark. Our tactical allocation funds’flexibility to lower equity exposure proved its value in a year when underlying market dynamics grew increasingly unbalanced, and internal market breakdowns went unnoticed leading into the August nosedive.

The Leuthold Select Industries Fund performed exceptionally well for the fiscal year, posting a strong gain. Its peer fund average via the Morningstar Mid Cap Blend category, and the broad equity market indexes, both produced losses. As a result of foreign equity markets’ relatively higher instability and outsized losses compared to the U.S., the Leuthold Global Industries Fund produced a small loss. However, it fared much better than its peer funds in the Morningstar World Equity category, and its global equity benchmark. The outperformance by both of these funds reflects the successful extension of having identified investments with strong, long-term leadership trends.

The Grizzly Short Fund’s fiscal year gain significantly exceeded its peer funds, as represented by the Morningstar Bear Market category and its benchmark indexes. In fact, this actively managed (non-leveraged) short selling strategy outshined the inverse of virtually every variety of equity index, be it Small Caps, Mid Caps, Large Caps, or Developed World stocks. Besides the event of the August stock market decline, there were a variety of other factors throughout the year that contributed to the Grizzly Fund’s strong results. This included the downward pressure on commodity stocks, deterioration in market breadth, and sector leadership breakdowns. In general, the Grizzly Short Fund is apt to effectively capitalize when underlying market internals are disintegrating. As we enter the new fiscal year, we don’t expect conditions to improve in the near term, and the Grizzly Short Fund should be poised to continue to take advantage of this weakness.

Following, we review each Leuthold Fund strategy in depth to present the attributes that drove performance results during the fiscal year ended September 30, 2015.

2	The Leuthold Funds - 2015 Annual Report

FUND OVERVIEWS

Leuthold Core Investment Fund
Opened on November 20, 1995, this is our firm’s flagship tactical asset allocation strategy, with $858 million of assets under management. The strategy is flexible, with exposure to asset class investments routinely adjusted to suit the environment. These changes are determined by the quantitative assessment of market conditions and economic factors. The goal is to identify areas of the market that appear poised to perform well and to side-step those areas that appear to contain more risk than reward. Assets are allocated between stocks, bonds, foreign securities, alternative investments, and money market instruments. The Fund may employ hedging techniques for tactical purposes, to take advantage of pricing excesses, or for major defensive moves against a particular asset class. The Fund’s objective is capital appreciation and income over the long-term, attained through relatively risk averse, prudent investment selection. When the stock market is in a strong uptrend, the Leuthold Core Investment Fund’s diversified portfolio will unlikely match returns of a fully invested equity portfolio. However, over a full market cycle, it is our goal to outperform the stock market.

●	The primary vehicle for the Fund’s U.S.-traded stock market exposure is the Leuthold Select Industries strategy.

●
Investment Guidelines: 30%-70% equity exposure; 30%-70% fixed income exposure (certain market conditions may prompt a departure from these guidelines). There is no foreign investment minimum criterion.

Leuthold Global Fund
Opened on April 30, 2008, with current assets under management of $314 million, this tactical asset allocation strategy is the “global” equivalent of our flagship Leuthold Core Investment Fund. The strategy and objective of this Fund are equivalent to that of the Leuthold Core Investment Fund in terms of guiding disciplines, flexibility, asset class exposure, and risk aversion; however, this global version intends to maintain at least 40% of assets in foreign-traded securities. The Leuthold Global Fund invests in domestic and foreign-traded stocks, bonds, alternative investments, and money market instruments. It may employ hedging techniques for tactical purposes, to take advantage of pricing excesses, or for major defensive moves against a particular asset class.

●	The primary vehicle for the Fund’s stock market investments is the Leuthold Global Industries strategy.

●	Investment Guidelines: 30%-70% equity exposure; 30%-70% fixed income exposure; 40% minimum in foreign-traded securities. Certain market conditions may prompt a departure from these guidelines.

Leuthold Select Industries Fund
This Fund opened on June 19, 2000, and has total assets under management of $13 million. It maintains 100% long exposure in domestically traded stocks. Being fully invested in the stock market results in the potential for considerably higher volatility, higher risk, and the probability that investors will lose money when the stock market is trending down. The Leuthold Select Industries Fund employs a top-down approach, based on industry group rotation, and sector concentrations. Driven by extensive quantitative analysis, the strategy aims to identify collective areas of strength and leadership opportunities in the making.

●
100% long stock exposure equates to more risk than our diversified tactical allocation funds. Higher risk offers the potential to achieve larger gains in market upswings, and conversely, deeper losses in market declines.

The Leuthold Funds - 2015 Annual Report	3

Leuthold Global Industries Fund
Launched on May 17, 2010, this Fund has total assets under management of $19 million. It is an extension of our domestic approach to equity industry group rotation and thereby aims to identify collective areas of global strength and global leadership opportunities in the making. This Fund will normally invest at least 40% of its assets in foreign-traded equity securities.

●
100% long stock exposure equates to more risk than our diversified tactical allocation funds. Higher risk offers the potential to achieve larger gains in market upswings, and conversely, deeper losses in market declines. There is added risk when employing foreign-traded securities.

Grizzly Short Fund
Opened June 19, 2000, this is an unleveraged, actively managed Fund that is 100% invested in securities sold short; the intent is to profit from declining stock prices. The Fund has assets under management of $266 million. Policy mandates the Grizzly Short Fund target 100% exposure in stocks sold short at all times.

●
The Grizzly Short Fund typically maintains approximately equal-weighted securities sold short in roughly 60-90 individual stocks, initially selected by a multi-factor quantitative discipline. Each position is monitored daily and subject to a set of short covering disciplines.

●	It is most likely the Fund will lose money when stock prices rise.

This is not a Fund for buy and hold investors. The Grizzly Short Fund is a tool for experienced investors, traders, and advisors to employ as a means of pre-emptively moderating risk from stock price fluctuations. It is often used in varying degrees with other multi-faceted portfolio strategies.

4	The Leuthold Funds - 2015 Annual Report

ANNUAL PERFORMANCE REVIEW

Leuthold Core Investment Fund
The Fund began the fiscal year in October 2014 with a defensive position of just 42% net equity exposure. This was a short-lived stance, as our market analysis improved to a neutral outlook by November; net equity exposure was thus increased to a neutral 50% and remained there through January 2015. By early February, underlying market data had improved enough to upgrade our market analysis back to positive, and net equity exposure was likewise increased in subsequent months as the reading remained stable. In June, average net equity exposure reached its high point for the year, at 62%. Throughout July, our indicators reversed course and settled in negative territory by early August. In response, net equity exposure was reduced to near 40%. Further weakness spurred more reductions; the Fund ended the fiscal year with average net equity exposure of 35%.

For the fiscal year ended September 30, 2015, the Leuthold Core Investment Fund posted a total return gain of +4.03% (retail share class), outperforming the -5.47% total return loss of the Morningstar Tactical Allocation fund average by a wide margin. The all-equity S&P 500 benchmark also trailed behind, producing a total return loss of -0.61% for the fiscal year.

This performance demonstrates the merits of asset allocation flexibility in an unstable equity market environment. At the same time, the Morningstar Tactical Allocation category average lagged our Fund by a spread of nearly 10%, exhibiting that these strategies are not created equal in terms of curtailing losses. In sum, over the last twelve months, when evaluated against both the all-equity S&P 500 benchmark and the benchmark of peer tactical allocation funds, the Leuthold Core Investment Fund clearly delivered the results intended by its objective.

One of the key contributors to the Fund’s fiscal year outperformance was its U.S.-traded long stocks, provided via the firm’s Leuthold Select Industries equity selection. In the face of stock market volatility and uncertainty leading up to the August correction, the Leuthold Select Industries exposure provided a gain of +7.34% for the twelve months ended September 30, 2015, surpassing the -0.61% S&P 500 loss by a large margin. For the performance highlights related to these stocks, refer to the performance discussion detailed under the Leuthold Select Industries Fund section in this letter.

A separate long stock allocation maintained in the Fund is Emerging Market (EM) Equities. Following suit with foreign markets in general, this subset performed poorly over the course of the last twelve months; the MSCI Emerging Market (EM) Index was, in fact, the worst performing global index with a twelve month loss of -18.98%. In comparison, our particular EM holdings produced a loss of -15.30% during that time. This very long-term EM play (15+ years) was held at a small 4% of portfolio assets, on average; therefore, the seemingly outsized loss only minimally subtracted from performance by -0.58%.

●
A severe decline in Brazilian-traded stocks contributed the most to our EM loss, as our holdings were down nearly 50% for the fiscal year. Hong Kong and South Korean-traded stocks were the next largest detractors to the Fund’s EM performance, followed by Indonesia and India. The only country allocation producing a tiny positive contribution to return was Ukraine.

●
Sector concentrations (and biggest industry group detractors) that produced the largest losses among our EM equities were Consumer Discretionary (Automobiles, Auto Components, Specialty Retail, Casinos, Homebuilding); Financials (Emerging Diversified Banks, Real Estate Management); and Information Technology (Computers & Peripherals, Electronic Equipment, Semiconductors).

The Leuthold Funds - 2015 Annual Report	5

●
There were industry group exposures that produced positive results and thereby somewhat scaled back the EM allocation’s overall loss. The most additive contributors were: Data Processing & Outsourced Services, Mid & Small Cap Pharmaceuticals, Media, Internet Software & Services, Household Durables, and Biotechnology.

The Fund maintained an Equity Hedge over the last twelve months, in varying degrees. As with last year, this tool served different functions depending on our market outlook: 1) to tactically rein in net equity exposure when market gains boosted the position above target; and, 2) to become risk averse and meaningfully lower net equity exposure. The fiscal year began with a very defensive hedge near 18% of assets; the position was reduced in ensuing months until June, when it dipped to 4% of average assets, the year’s low point. With our disciplines turning cautionary in July, and then outright negative by early August, the equity hedge was expanded and ended the fiscal year at 21%, its largest weight of the year. Strong gains for the Equity Hedge in January, and the last four months of the fiscal year, resulted in an impressive twelve month gain of +10.16% through September; it was the best performing allocation in the portfolio.

For the Fund’s Fixed Income selection, we employ a top-down tactical asset allocation framework, using a multi-factor model to first evaluate “risk” and determine whether to favor lower risk vehicles, such as Developed Market government securities, or higher risk vehicles (credits). In the lower risk category, we consider nominal and inflation-linked government securities, whereas the higher risk allocation includes vehicles across a range of credit classes.

With the perpetually low interest rate environment, we remain underweight Fixed Income and only hold very short duration. Considering the substantial risk, we do not see any reason to be aggressive in this space. Over the last twelve months, the Fixed Income allocations averaged 20% of assets, similar to the prior three fiscal years; this is below our normal guideline minimum of 30%. We continue to view the overall allocation as a potential shock absorber to unexpected equity jolts.

To diversify, Fixed Income assets were distributed across a range of securities with varying risk profiles, including government securities and credits. The largest single allocation was Developed Market Sovereign Debt with a 10.8% average portfolio weight; it produced the largest loss among the various exposures (-6.3% return). MBS Bond Funds, a 3.6% average weight, was the best performing allocation with a twelve month gain of +3.0%. Quality Corporate Bonds (3.2% average weight) produced a small loss, and Municipal Bonds (0.7% average weight) delivered a small gain, but neither materially affected performance due to the small positions. Allocations not held for the full twelve months included Emerging Market Sovereign Debt (1.0% average weight), High Yield Bonds (0.4% average weight), and TIPS (0.1% average weight). Performance among those was also mixed, but due to the underweight positions, the impact on performance was nil.

Leuthold Global Fund
This is the global variation of the Leuthold Core Investment Fund, and it thereby follows the same macro analysis of stock market risk. As a result, one should expect that the two funds will make parallel moves when it comes to major defensive or offensive market adjustments. Like the Leuthold Core Investment Fund, the Leuthold Global Fund began the fiscal year in October 2014 with a defensive position of just 42% net equity exposure. This was a short-lived stance, as our market analysis improved to a neutral outlook by November; net equity exposure was thus increased to a neutral 50% and remained there through January 2015. By early February, underlying market data had improved enough to upgrade our market analysis back to positive, and net equity exposure was likewise increased in subsequent months, as the reading remained stable. In June, average net equity exposure reached its high point for the year, at 62%. Throughout July our indicators reversed course and settled in

6	The Leuthold Funds - 2015 Annual Report

negative territory by early August. In response, net equity exposure was reduced to near 40%. Further weakness spurred more reductions; the Fund ended the fiscal year with average net equity exposure of 35%.

For the fiscal year ended September 30, 2015, the Leuthold Global Fund produced a total return loss of -1.41% (retail share class), outperforming the -6.46% total return loss of the Morningstar World Allocation fund average by a spread of over 5%. The all-equity MSCI All Country World Index (ACWI) also lagged the Fund by a similar margin, with a loss of -6.16%.

While the Fund’s small loss is disappointing, it is certainly not surprising, given its high dose of global stock exposure. Global equities have not performed as strongly as U.S. stocks during the extent of the bull market that commenced in the spring of 2009. This past year, the underlying weakness among non-U.S. equities was accentuated, as markets around the globe transitioned into a downtrend. The Leuthold Global Fund’s performance relative to its all-equity benchmark and the benchmark of peer tactical world allocation funds demonstrates that our asset allocation flexibility achieved its goal of minimizing losses. Furthermore, the extent of the Morningstar World Allocation category’s lagging return shows that flexible allocation strategies are not created equal in terms of curtailing losses.

As noted, foreign stock performance was much worse than that in the U.S., which explains the Fund’s loss within its Global Industries equity allocation. This composes the Fund’s entire long stock exposure. In the face of stock market volatility and uncertainty leading up to the August correction, the Leuthold Global Industries exposure produced a small loss of -1.36% for the twelve months ended September 30, 2015; it was the key detractor to overall Fund performance for the fiscal year. Yet, many of its fellow global equity fund strategies experienced much wider losses, illustrated by the average loss of -5.19% for the Morningstar World Equity category. For key performance contributors related to this equity exposure, refer to the performance discussion detailed under the Leuthold Global Industries Fund section in this letter.

The Fund maintained an Equity Hedge over the last twelve months, in varying degrees. As with last year, this tool served different functions depending on our market outlook: 1) to tactically rein in net equity exposure when market gains boosted the position above target; and, 2) to become risk averse and meaningfully lower net equity exposure. The fiscal year began with a very defensive hedge at 17% of assets; the position was reduced in ensuing months until June, when it dipped to 4% of average assets, the year’s low point. With our disciplines turning cautionary in July, and then outright negative by early August, the equity hedge was expanded and ended the fiscal year at 19%, its largest weight of the year. Strong gains for the Equity Hedge in January, and the last five months of the fiscal year, resulted in a strong twelve month gain of +5.73% through September; it was the best performing allocation in the portfolio.

For the Fund’s Fixed Income selection, we employ a top-down tactical asset allocation framework, using a multi-factor model to first evaluate “risk” and determine whether to favor lower risk vehicles, such as Developed Market government securities, or higher risk vehicles (credits). In the lower risk category, we consider nominal and inflation-linked government securities, whereas the higher risk allocation includes vehicles across a range of credit classes.

With the perpetually low interest rate environment, we remain underweight Fixed Income and only hold very short duration. Considering the substantial risk, we do not see any reason to be aggressive in this space. Over the last twelve months, the Fixed Income allocations averaged 20% of assets, similar to the prior three fiscal years; this is below our normal guideline minimum of 30%. We continue to view the overall allocation as a potential shock absorber to unexpected equity jolts.

To diversify, Fixed Income assets were distributed across a range of securities with varying risk profiles, including government securities and credits. The largest single allocation was Developed Market Sovereign Debt with a 10.5% average portfolio

The Leuthold Funds - 2015 Annual Report	7

weight; it produced the largest loss among the various exposures (-6.2% return). Quality Corporate Bonds (4.2% average weight) produced a loss of -1.7%. MBS Bond Funds and Municipal Bonds (4.1% and 0.6% average weights, respectively) were the best performing allocations; each delivered twelve-month gains of about +2.7%. Unfortunately, neither materially affected performance due to the underweight positions. Allocations not held for the full twelve months were Emerging Market Sovereign Debt (0.7% average weight, -2.9% loss) and High Yield Bonds (0.4% average weight, +0.2% gain). Performance from those also had a negligible effect because of the small size of the allocations.

Leuthold Select Industries Fund
This all-equity Fund had a solid total return gain of +6.24% for the fiscal year ended September 30, 2015. While not as strong as last year’s result, this return was exceptional for the environment compared to funds with similar characteristics, as well as compared to long-only funds in general (most long-only equity funds recorded losses over the last twelve months). The Morningstar Mid Cap Blend category, which represents peer fund strategies, delivered a total return loss of -2.57%, while the broad market recorded a total return loss of -0.61%, as signified by the S&P 500. These results demonstrate that the Leuthold Select Industries Fund’s approach to uncover industry leadership trends functioned effectively.

The Fund’s heaviest equity sector concentrations from last fiscal year, 2013-2014, remained the largest weights, on average, for the 2014-2015 fiscal year. This included Information Technology, Consumer Discretionary, Health Care, and Industrials. These sectors have been overweight positions in the Fund, versus their respective weights in the S&P 500, for two consecutive years. Additionally, three of these four sectors were among the heaviest portfolio weights in 2012-2013. Identifying leadership, and particularly the continuity of leadership, is a principal concept of the Leuthold Select Industries methodology. Solid outperformance can be achieved when concentrating exposure in the themes that the Fund’s quantitative model calls attention to. Equally, underperformance can result when market volatility puts such trends in question as leadership can fluctuate irrationally while the market seeks a return to stabilization.

During the fiscal year, the four sector heavyweights noted above were the most significant positive contributors to return. Combined, these exposures resulted in an +11% gain. Within the S&P 500, performance of those same sectors provided a more ordinary, collective return gain of +2.6%. This enormous performance variation reveals how the selection and weighting of investments within sectors can have a big impact on results. The Fund’s results were far better than that of buying exposure to mimic the S&P 500, which exemplifies the philosophy behind the Fund’s approach. On the flip side, sector exposures that detracted from the gains included Materials, Financials, and Energy. Those three allocations were each underweight their corresponding S&P 500 sector weight, but offset the Fund’s gain by nearly -3.7%.

Over the course of the year, the Information Technology weight declined to 12% (versus 31% last September), whereas Consumer Discretionary and Health Care weights each rose twelve percentage points, to 26% and 24%, respectively. Underweight a year ago, the Financials weight grew to 13% (up from 5%), while Energy declined to a 5% weight (down from 11%), and the Materials weight declined to zero (down from 5%). Telecommunication Services and Utilities sectors also have zero portfolio weight.

At the industry level, nearly all the gains were contributed by group exposures within the largest four sector allocations. Five of the most additive contributors to performance were repeats from the prior two years, again reinforcing our stance that areas

8	The Leuthold Funds - 2015 Annual Report

of market leadership can be long-term, and concentrating exposure in those areas can provide superior results. For three consecutive years now, the Select Industries Fund disciplines effectively identified particularly strong (and prolonged) leadership trends with these groups: Airlines, Automotive Retail, Managed Health Care, Data Processing & Outsourced Services, and Drug Retail. And, for two successive years, Technology Hardware & Storage and Aerospace & Defense were among the biggest gainers. Other strong results this year came from Semiconductors, Health Care Facilities, and IT Consulting.

There were few industry group allocations that materially detracted from return. Commodity Chemicals was the most significant, which alone subtracted from performance by -1.4%. Contributing to losses by less than -1% were: Asset Management & Custody Banks, Consumer Finance, Health Care Distributors, Oil & Gas Refining, Integrated Oil & Gas, Homebuilding, and Hypermarkets & Super Centers. (Integrated Oil & Gas and Oil & Gas Refining groups have been detractors to performance for two consecutive years.)

Twelve months ago, approximately 9% of portfolio exposure came from foreign-domiciled stocks (i.e. ADR/ADS traded on U.S. exchanges). This amount decreased over the next few months, until it reached a month-end low point of just 2% in August. As of September 30, 2015, the percentage had increased slightly to 3.5%. Of the foreign market exposure, Developed Markets comprised a yearly average of 99%, and the minuscule Emerging Market exposure was sold by the end of June. The Fund’s foreign exposure, and the mix of Developed versus Emerging Market, is not deliberate; rather it is the by-product of the industry group investments selected, based on their quantitative attractiveness. Some industries are inclined to have a stronger presence in Developed Markets versus Emerging Markets, and vice versa. During this most recent fiscal year, Emerging Market exposure was phased out primarily due to deactivating Integrated Oil & Gas and Semiconductors from the portfolio.

Leuthold Global Industries Fund
This all-equity Fund had total return loss of -2.61% (retail share class) for the fiscal year ended September 30, 2015. This result was better than the Morningstar World Stock average total return loss of -5.18%, and the MSCI All Country World Index (ACWI), which performed even worse, with a total return loss of -6.16%.

In nine of the last twelve months, the Leuthold Global Industries Fund either outperformed or matched performance of the Morningstar World Stock average and the MSCI ACWI. During those months, the Fund led the Morningstar World Stock average by 725 basis points, and had an advantage of 915 basis points over the MSCI ACWI. The Fund underperformed in the other three months, giving back most of those leadership spreads, but as depicted by performance, it retained its overall edge. During the three months of underperformance, the Fund lagged behind the Morningstar World Stock average and the MSCI ACWI by 561 and 686 basis points, respectively.

Note that the mixture of countries, regions of the world, types of economies, business sectors, industry groups, and market capitalizations within the Fund are not deliberated or openly targeted. That is how the majority of other global funds operate. Such characteristics of the Leuthold Global Industries Fund composition are the unique product of the Fund’s quantitative methodology; the intent is to eliminate the possibility that emotions, biases, and/or gut feelings will impact investment decisions. We believe that building concentrated investments in attractive industries, which may mutually benefit from an interdependent global economy, will generate superior returns versus the traditional approach of focusing on location and/or style box.

With that in mind, here we review the characteristics of the Leuthold Global Industries Fund’s portfolio versus that of the MSCI ACWI benchmark for the fiscal year ended September 30, 2015.

The Leuthold Funds - 2015 Annual Report	9

The Fund’s U.S. stock exposure increased throughout the year, from 47% in September 2014, to a fiscal year end weight of 55%, the higher end of its twelve-month range; the year’s average weight was 53%. The MSCI ACWI maintained a steady 49-50% in U.S. stock exposure during the fiscal year. Developed Market versus Emerging Market holdings in the Fund drifted in the reverse manner as that of the prior fiscal year: Emerging Market exposure largely retreated, ending the year with a relatively undersized position of 6% (versus a high of 22% near the beginning of the year). In comparison, the MSCI ACWI generally maintained a standard 90/10 percent mix of Developed versus Emerging Market exposure. The Fund’s ability to migrate up and down demonstrates its dynamic approach. This enables us to exchange opportunities and/or shift portfolio characteristics as the quantitative disciplines pinpoint new areas of value. This is in contrast to the mostly static construction of the MSCI ACWI.

During the fiscal year, the Fund had losses in six of its ten broad equity sector exposures. Those with the most significant impact on performance were Financials, Energy, Materials, and Utilities; together they detracted by -5.4%. The Fund’s overweight Financials and Utilities underperformed the benchmark sector weights, while the Fund’s underweight Energy and Materials holdings had smaller losses than those sectors in the benchmark. Offsetting the Fund’s sector losses were gains in three sectors, although only two were measurably meaningful: Industrials and Health Care had a combined additive effect of +4.4%. These two sectors held larger weights in the Fund versus the MSCI ACWI, and outperformed the corresponding benchmark sectors’ combined loss (-0.6%) by a wide margin.

Looking at the detail beneath the sector level, the industry group concentrations that provided the lion’s share of the sector losses were: Emerging Diversified Banks, Integrated Oil & Gas, Commodity Chemicals, Automobiles, Emerging Electric Utilities, Asset Management & Custody Banks, and Consumer Finance. The best industry group performance, by far, came from Airlines, an Industrials sector group, which contributed over +2.5% to return. This was followed by strong performance in Managed Health Care (+1.8% contribution) and Auto Components (roughly +1% additive).

During the year, the Fund had investments in 31 countries outside the U.S., with an average of 26 country investments in any given month. Developed Market allocations (outside of the U.S.) that carried the heaviest weights during the year were Japan, United Kingdom, Germany, Canada, Switzerland, and Hong Kong. Of the Emerging Market exposures, the biggest country weights included investments in stocks from Taiwan, Thailand, South Korea, India, and South Africa.

Performance-wise, the Fund benefited greatly from its U.S. equity overweight and its industry group/stock selection among domestic stocks, versus the MSCI ACWI. The MSCI ACWI received a small negative contribution to return from its U.S. holdings (-0.3%), compared to the Leuthold Global Industries Fund’s strong +4.6% contribution from its U.S. stock concentrations. Few other countries offered a positive contribution to return for the Fund. Positions in the United Kingdom, Italy, France, Singapore, and Ireland provided a small positive value with a collective +0.7%. Meanwhile, the corresponding country exposures in the MSCI ACWI were all detractors to the benchmark’s return. This tells us that our stock positions in these countries were more value-added; our industry group and/or stock selection within groups was higher-quality.

The Fund’s country exposures that provided the worst performance outcomes were Brazil, Canada, Japan, South Korea, and Australia. Of these, the Canadian and Australian positions were the only two that outperformed (by losing less) than the respective country allocations within the MSCI ACWI. The combined losses of these country allocations in the Fund detracted from performance by -3.0%.

The Leuthold Global Industries Fund does not hedge currency exposure. We feel it is more prudent to accept the effects of currency fluctuation rather than to implement costly hedging programs that may or may not ultimately be additive to

10	The Leuthold Funds - 2015 Annual Report

performance. Additionally, we believe U.S. dollar-based relative strength components, within our propriety global industry group selection model, help us to identify and capitalize on broad FX market trends. U.S. dollar strength during the past couple of years has been a headwind for a global equity portfolio that does not hedge currency exposure, but over time this should balance out.

In summary, our global equity selection is unusual because the country-specific exposures are not planned. The exposure is the by-product of the Fund’s quantitative approach, which attempts to identify attractive global industry group investments. The traditional global investment style targets “location.” We believe our non-traditional approach is able to cast a more far-reaching net to capture a higher quality collection of global opportunities, rather than limit options based on locality.

Grizzly Short Fund
This Fund is 100% short individual stocks, and is intended to profit when stock prices decline. For the fiscal year ended September 30, 2015, the Grizzly Short Fund produced an +8.41% total return gain, outpacing the -4.03% Morningstar Bear Market fund average by a whopping spread of 12.44%. The Grizzly Short Fund results were also exceptional compared to the benchmark S&P MidCap 400 Index, which had total return gain of +1.40% (measured against the inverse performance, the Grizzly Short Fund was ahead by about 980 basis points). Compared to the S&P 500 (-0.61% total return), the Fund was roughly 780 basis points better than the corresponding inverse of that index.

The Grizzly Short Fund has a median market capitalization of about $2.5 billion. This is more comparable to the S&P MidCap 400 Index ($3.4 billion market capitalization) than the S&P 500 ($17.0 billion market capitalization). Usually this size characteristic explains some performance variations with the S&P 500 benchmark, but this recent fiscal year the Grizzly Short Fund results deviated extensively from both benchmarks, signaling that the environment was particularly ripe for our actively managed approach to short selling. After a six-year, +200%-plus bull market gain, these conditions seemed long overdue. Since the Fund wasn’t fashioned with the expectation that it would profit every year, it’s a plus to gather excess relative gains against index shorts during a market decline.

Among the Grizzly Short Fund’s sector allocations for the last twelve months, the Energy sector was easily the lead contributor to its positive return. The Fund’s big Energy overweight provided a nice advantage over the 100% short S&P 500. Lesser, but still strong gains were received from short selling stocks in Materials, Utilities, and Industrials sectors. Only two sector exposures, Consumer Discretionary and Information Technology, had a real adverse effect on performance; both experienced bigger losses than corresponding S&P 500 sector results.

Examining the Fund’s leading performance at the industry group level shows plentiful representation from among the subsets of the Energy sector. These included Oil & Gas Exploration & Production, Coal & Consumable Fuels, Oil & Gas Storage/Transportation, and Oil & Gas Equipment & Services. Strong Materials sector results came from short selling stocks in Steel, Specialty Chemicals, Commodity Chemicals, and Aluminum. Renewable Electricity and Independent Power Producers groups provided the Utilities sector gain, while Industrials sector groups that executed well for the Fund were Construction Machinery, Industrial Machinery, and Air Freight & Logistics.

The worst performing industry group exposures were mostly those comprising the Fund’s two sector detractors, Consumer Discretionary and Information Technology. Those that detracted most from performance included Specialty Stores, Consumer

The Leuthold Funds - 2015 Annual Report	11

Electronics, Internet Software & Services, Semiconductor Equipment, Internet Retail, Casinos & Gaming, Automobile Manufacturers, Electronic Components, Application Software, and Restaurants. Other particularly poorly performing stocks came from the Packaged Foods & Meats industry (Consumer Staples sector), and Pharmaceuticals (Health Care Sector).

The Grizzly Short Fund is a highly disciplined methodology, with portfolio positions monitored on a daily basis. High turnover is characteristic; sector concentrations and industry group exposures have the potential to fluctuate considerably throughout the year. As opposed to a market capitalization weighted index, such as the S&P MidCap 400 or the S&P 500, the Grizzly Short Fund positions are similarly weighted across the portfolio. Due to this, the Fund is not subject to the shortcomings of having a limited variety of oversized positions driving results. Additional features of the Fund’s strategy include policies that trigger specific short-covering action, such as capturing gains and stop-loss tactics, and weighting limitations on sector and sub-industry group concentrations.

This past year the Fund realized its objective by outperforming its benchmark index short products, and it far exceeded its peer fund average as represented by the Morningstar Bear Market category (which peculiarly produced a loss in solid bear market conditions). When the cycle turns, and the stock market returns to a clearly rising trend, investors should expect the Grizzly Short Fund to lose money. Under those circumstances, the Fund’s goal is to add value by declining less than an index short.

Investors who are not experienced in short-selling and adjusting portfolios for changing risk profiles should consider one of our tactical asset allocation funds: the Leuthold Core Investment Fund and the Leuthold Global Fund. Both of those funds have the ability to implement this short-selling strategy to reduce risk when the stock market is viewed as overvalued and appears in danger of a correction.

IN CLOSING

At present, it is our view that we are in the midst of a bear market, as our multi-factor analysis turned convincingly “negative” in early August. The major market indexes have so far held above the lows made during August’s plunge, but we believe the bearish case still deserves the benefit of the doubt. Unweighted measures, like the S&P 500 Equal Weight Index, did undercut their August lows in late September, joining most of the major foreign market indexes in the process. In late September, the broadest foreign composite, the MSCI All Country World Ex-USA Index was down 22% from its high; while the Emerging Market Index had dropped 30% from its 2014-2015 high (bear markets are classified as a decline of 20%). While major domestic market indexes have rebounded from their August low points, remember, blue chip U.S. stock indexes are almost always the last ones to break down during corrections or bear markets. This time appears to be no different.

Our opinion is not the majority view. Following the stock market’s re-test of its August lows in late September, bullish sentiment rapidly re-emerged. There’s currently an overwhelming consensus that stocks will rally into year-end, but we’re doubtful. Leadership trends still have us questioning the sustainability of the rally. While there’s been a big relief-bounce in commodity-oriented stocks, the relative weakness in Small Caps, Banks, Brokers, and High Yield is worrisome.

The August market break did not emerge from the blue, and we detailed the warning signs that we saw along the way. The foundation for the bear case was put in place many months before those four ugly days in late August. Market internals had warned for months that trouble was coming. High Yield bonds began to warn of trouble 14 months earlier than the August

12	The Leuthold Funds - 2015 Annual Report

decline, and stock market breadth and sector leadership traced out typical distribution patterns over the five months leading up to the S&P 500 bull market high on May 21st. We think the bear market’s second leg down is imminent or already underway; however, we are not expecting severe declines akin to the prior two bear markets. When it’s all said and done, we anticipate a garden-variety bear market decline in the range of 22%, with the S&P 500 falling to around 1700.

Nonetheless, our quantitative processes continually monitor an extensive range of market data; asset class and equity group attractiveness are reassessed and adjusted on an ongoing basis. If our bear market theory is premature, the numbers in our analysis will strengthen and reverse course.

Investment markets are dynamic mechanisms; they are continuously swayed by world events and global economic conditions. Our goal is to add value over the long-term by being adaptable to switch gears and change our stance when the market undercurrents shift course. Our disciplined approach to investment selection removes the emotions that can cloud judgement and eliminates the potential for ego or bias to cause us to overlook developing opportunities. We believe our long-term track record bears out the success of our processes.

Thank you for your support of the Leuthold Fund strategies. We welcome your comments and questions.

Sincerely,

Doug Ramsey, CFA, CMT CIO & Co-Portfolio Manager

Chun Wang, CFA, PRM Co-Portfolio Manager	Jun Zhu, CFA Co-Portfolio Manager	Greg Swenson, CFA Co-Portfolio Manager

Kristen Hendrickson, CFA Co-Portfolio Manager

The Leuthold Funds - 2015 Annual Report	13

The Leuthold Funds

Expense Example – September 30, 2015 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (April 1, 2015 – September 30, 2015).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Funds charge no sales load (the Leuthold Core Investment Fund, Leuthold Global Fund, and Leuthold Global Industries Fund charge a 2% redemption fee for redemptions made within five business days after a purchase), you will be assessed fees for outgoing wire transfers, returned checks, or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. To the extent that the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary by fund. These expenses are not included in the following example. The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the following example does not include portfolio trading commissions and related expenses, and extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	The Leuthold Funds - 2015 Annual Report

The Leuthold Funds
Expense Example Tables (Unaudited)

Leuthold Core Investment Fund - Retail Class - LCORX

	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period* April 1, 2015 - September 30, 2015
Actual**	$1,000.00	$1,040.30	$6.75
Hypothetical (5% return before expenses)***	1,000.00	1,018.45	6.68

*	Expenses are equal to the Fund’s annualized expense ratio of 1.32%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $5.98 and the Fund’s annualized expense ratio would be 1.17%.
***	Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $5.92 and the Fund’s annualized expense ratio would be 1.17%.

Leuthold Core Investment Fund - Institutional Class - LCRIX
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period* April 1, 2015 - September 30, 2015
Actual**	$1,000.00	$1,040.30	$6.24
Hypothetical (5% return before expenses)***	1,000.00	1,018.95	6.17

*	Expenses are equal to the Fund’s annualized expense ratio of 1.22%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $5.42 and the Fund’s annualized expense ratio would be 1.06%.
***	Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $5.37 and the Fund’s annualized expense ratio would be 1.06%.

Leuthold Global Fund - Retail Class - GLBLX

	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period* April 1, 2015 - September 30, 2015
Actual**	$1,000.00	$985.90	$8.56
Hypothetical (5% return before expenses)***	1,000.00	1,016.44	8.69

*	Expenses are equal to the Fund’s annualized expense ratio of 1.72%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $7.72 and the Fund’s annualized expense ratio would be 1.55%.
***	Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $7.84 and the Fund’s annualized expense ratio would be 1.55%.

Leuthold Global Fund - Institutional Class - GLBIX

	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period* April 1, 2015 - September 30, 2015
Actual**	$1,000.00	$987.00	$7.52
Hypothetical (5% return before expenses)***	1,000.00	1,017.50	7.64

*	Expenses are equal to the Fund’s annualized expense ratio of 1.51%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $6.67 and the Fund’s annualized expense ratio would be 1.34%.
***	Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $6.78 and the Fund’s annualized expense ratio would be 1.34%.

The Leuthold Funds - 2015 Annual Report	15

The Leuthold Funds
Expense Example Tables (Unaudited) (continued)

Leuthold Select Industries Fund - LSLTX

	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period* April 1, 2015 - September 30, 2015
Actual	$1,000.00	$1,062.40	$7.76
Hypothetical (5% return before expenses)	1,000.00	1,017.55	7.59

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Leuthold Global Industries Fund - Retail Class- LGINX

	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period* April 1, 2015 - September 30, 2015
Actual	$1,000.00	$973.90	$7.42
Hypothetical (5% return before expenses)	1,000.00	1,017.55	7.59

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Leuthold Global Industries Fund - Institutional Class - LGIIX

	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period* April 1, 2015 - September 30, 2015
Actual	$1,000.00	$975.60	$6.19
Hypothetical (5% return before expenses)	1,000.00	1,018.80	6.33

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Grizzly Short Fund - GRZZX

	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period* April 1, 2015 - September 30, 2015
Actual**	$1,000.00	$1,084.10	$15.73
Hypothetical (5% return before expenses)***	1,000.00	1,009.98	15.17

*	Expenses are equal to the Fund’s annualized expense ratio of 3.01%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $7.99 and the Fund’s annualized expense ratio would be 1.53%.
***	Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $7.74 and the Fund’s annualized expense ratio would be 1.53%.

16	The Leuthold Funds - 2015 Annual Report

The Leuthold Funds
(Unaudited)

Leuthold Core Investment Fund
Allocation of Portfolio Holdings
September 30, 2015

Leuthold Global Fund
Allocation of Portfolio Holdings
September 30, 2015

* Amount is less than 0.05%.

The Leuthold Funds - 2015 Annual Report	17

The Leuthold Funds
(Unaudited)

Leuthold Select Industries Fund
Allocation of Portfolio Holdings
September 30, 2015

Leuthold Global Industries Fund
Allocation of Portfolio Holdings
September 30, 2015

18	The Leuthold Funds - 2014 Annual Report

The Leuthold Funds
(Unaudited)

Grizzly Short Fund
Allocation of Securities Sold Short
September 30, 2015

The Leuthold Funds - 2015 Annual Report	19

Leuthold Core Investment Fund - Retail Class - LCORX
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2015

	1 Year	3 Year	5 Year	10 Year
Leuthold Core Investment Fund - Retail Class - LCORX	4.03%	8.88%	6.96%	5.76%
Lipper Flexible Portfolio Funds Index	(4.83%)	5.13%	6.58%	5.12%
S&P 500 Index	(0.61%)	12.40%	13.34%	6.80%

A $10,000 investment in the Leuthold Core Investment Fund – Retail Class - LCORX

The Lipper Flexible Portfolio Funds Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on September 30, 2005. Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

20	The Leuthold Funds - 2015 Annual Report

Leuthold Core Investment Fund - Institutional Class - LCRIX
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2015

	1 Year	3 Year	5 Year	Since Inception
Leuthold Core Investment Fund - Institutional Class - LCRIX	4.03%	8.98%	7.05%	5.38%
Lipper Flexible Portfolio Funds Index	(4.83%)	5.13%	6.58%	4.75%
S&P 500 Index	(0.61%)	12.40%	13.34%	6.53%

A $1,000,000 investment in the Leuthold Core Investment Fund – Institutional Class - LCRIX

The Lipper Flexible Portfolio Funds Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on January 31, 2006 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2015 Annual Report	21

Leuthold Global Fund - Retail Class - GLBLX
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2015

	1 Year	3 Year	5 Year	Since Inception
Leuthold Global Fund - Retail Class - GLBLX	(1.41%)	6.81%	5.78%	4.60%
MSCI ACWI	(6.16%)	7.52%	7.39%	3.87%
Barclays Global Aggregate Index	(3.27%)	(1.59%)	0.81%	2.64%
S&P 500 Index	(0.61%)	12.40%	13.34%	8.03%

A $10,000 investment in the Leuthold Global Fund - Retail Class - GLBLX

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

The Barclays Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, the Asian-Pacific Aggregate Indices, and the Canadian Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on July 1, 2008 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

22	The Leuthold Funds - 2015 Annual Report

Leuthold Global Fund - Institutional Class - GLBIX
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2015

	1 Year	3 Year	5 Year	Since Inception
Leuthold Global Fund - Institutional Class - GLBIX	(1.30%)	7.03%	5.99%	4.55%
MSCI ACWI	(6.16%)	7.52%	7.39%	2.71%
Barclays Global Aggregate Index	(3.27%)	(1.59%)	0.81%	2.41%
S&P 500 Index	(0.61%)	12.40%	13.34%	6.81%

A $1,000,000 investment in the Leuthold Global Fund - Institutional Class - GLBIX

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

The Barclays Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, the Asian-Pacific Aggregate Indices, and the Canadian Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on April 30, 2008 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2015 Annual Report	23

Leuthold Select Industries Fund - LSLTX
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2015

	1 Year	3 Year	5 Year	10 Year
Leuthold Select Industries Fund - LSLTX	6.24%	17.19%	12.65%	6.56%
Russell 2000 Index	1.25%	11.02%	11.73%	6.55%
Lipper Multi-Cap Core Funds Index	(1.88%)	11.71%	11.50%	6.29%
S&P 500 Index	(0.61%)	12.40%	13.34%	6.80%

A $10,000 investment in the Leuthold Select Industries Fund - LSLTX

The Russell 2000 Index is comprised of approximately 2000 of the smallest companies in the Russell 3000 Index, representing approximately 10% of the Russell 3000 total market capitalization.

The Lipper Multi-Cap Core Funds Index is an average of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on September 30, 2005. Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

24	The Leuthold Funds - 2015 Annual Report

Leuthold Global Industries Fund - Retail Class - LGINX
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2015

	1 Year	3 Year	5 Year	Since Inception
Leuthold Global Industries Fund - Retail Class - LGINX	(2.61%)	12.55%	8.47%	9.81%
MSCI ACWI	(6.16%)	7.52%	7.39%	8.37%
Lipper Global Multi-Cap Value Index	(7.86%)	7.95%	7.05%	8.06%
S&P 500 Index	(0.61%)	12.40%	13.34%	12.60%

A $10,000 investment in the Leuthold Global Industries Fund - Retail Class - LGINX

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

The Lipper Global Multi-Cap Value Index is an index that measures investment in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Typically this index has 25% to 75% of their assets invested in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above 400% of the 75th market capitalization percentile of the S&P/Citigroup World Broad Market Index.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on May 17, 2010 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2015 Annual Report	25

Leuthold Global Industries Fund - Institutional Class - LGIIX
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2015

	1 Year	3 Year	5 Year	Since Inception
Leuthold Global Industries Fund - Institutional Class - LGIIX	(2.44%)	12.80%	8.79%	10.11%
MSCI ACWI	(6.16%)	7.52%	7.39%	8.37%
Lipper Global Multi-Cap Value Index	(7.86%)	7.95%	7.05%	8.06%
S&P 500 Index	(0.61%)	12.40%	13.34%	12.60%

A $1,000,000 investment in the Leuthold Global Industries Fund - Institutional Class - LGIIX

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

The Lipper Global Multi-Cap Value Index is an index that measures investment in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Typically this index has 25% to 75% of their assets invested in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above 400% of the 75th market capitalization percentile of the S&P/Citigroup World Broad Market Index.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on May 17, 2010 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

26	The Leuthold Funds - 2015 Annual Report

Grizzly Short Fund - GRZZX
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2015

	1 Year	3 Year	5 Year	10 Year
Grizzly Short Fund - GRZZX	8.41%	(10.27%)	(13.48%)	(9.81%)
Lipper Dedicated Short Bias	(0.39%)	(18.80%)	(19.65%)	(13.26%)
S&P MidCap 400 Index	1.40%	13.12%	12.93%	8.25%
S&P 500 Index	(0.61%)	12.40%	13.34%	6.80%

A $10,000 investment in the Grizzly Short Fund - GRZZX

The Lipper Dedicated Short Bias Funds Index is an equally weighted representation of funds in the Lipper Dedicated Short Bias category. These funds employ a hedge fund strategy that maintains a new short exposure to the market through a combination of short and long positions. A dedicated short bias investment strategy attempts to capture profits when the market declines, by holding investments that are overall biased to the short side.

The S&P MidCap 400 Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The index was developed with a base level of 100 as of December 31, 1990.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on September 30, 2005. Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2015 Annual Report	27

The Leuthold Funds
Statements of Assets and Liabilities
September 30, 2015

	Leuthold Core Investment Fund (Consolidated)	Leuthold Global Fund (Consolidated)	Leuthold Select Industries Fund
ASSETS:
Investments, at cost
Unaffiliated securities	$722,258,884	$281,704,569	$9,894,598
Affiliated securities	9,441,924	—	—
Total Investments, at cost	731,700,808	281,704,569	9,894,598

Investments, at fair value
Unaffiliated securities	807,892,892	296,861,047	12,412,145
Affiliated securities	9,485,077	—	—
Total Investments, at fair value	817,377,969	296,861,047	12,412,145
Cash	1,997,634	914,576	—
Foreign currency (cost $7,432, $28,285, and $0, respectively)	7,433	28,274	—
Receivable for Fund shares sold	2,788,405	1,911,507	—
Receivable for investments sold	15,603,702	3,813,941	888,083
Collateral at broker for securities sold short	177,687,001	58,848,412	—
Tri-party collateral held at custodian	33,400,001	11,400,000	—
Interest receivable	712,867	238,030	3
Dividends receivable	218,601	626,033	5,038
Other assets	78,228	14,177	11,465
Total Assets	1,049,871,841	374,655,997	13,316,734

LIABILITIES:
Securities sold short, at fair value (proceeds $210,599,672, $67,732,420, and $0, respectively)	186,324,868	59,996,504	—
Payable for investments purchased	2,451,864	436,795	—
Payable for Fund shares redeemed	1,349,617	69,901	—
Payable to Adviser	631,355	284,152	9,890
Payable to Custodian	45,869	34,981	647,066
Payable to Directors	30,980	12,032	501
Dividends payable on securities sold short	214,136	38,210	—
Distribution (Rule 12b-1) fees payable	36,294	55,043	—
Shareholder servicing fees payable	97,269	—	1,920
Accrued expenses and other liabilities	414,643	204,250	33,212
Total Liabilities	191,596,895	61,131,868	692,589
NET ASSETS	$858,274,946	$313,524,129	$12,624,145

28 The Leuthold Funds - 2015 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds
Statements of Assets and Liabilities (continued)
September 30, 2015

	Leuthold Core Investment Fund (Consolidated)		Leuthold Global Fund (Consolidated)		Leuthold Select Industries Fund
NET ASSETS CONSIST OF:
Capital stock	$755,526,428		$287,389,166		$11,119,932
Accumulated net investment loss	(3,075,461)		(1,708,823)		(10,858)
Accumulated net realized gain (loss) on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	(4,127,019)		5,012,881		(1,002,476)
Net unrealized appreciation on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	109,950,998		22,830,905		2,517,547
Total Net Assets	$858,274,946		$313,524,129		$12,624,145

Retail Class Shares
Net assets	$564,608,599		$95,026,857		$12,624,145
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	30,625,489		9,470,536		593,582
Net Asset Value, Redemption Price and Offering Price Per Share	$18.44	*	$10.03	*	$21.27

Institutional Class Shares
Net assets	$293,666,347		$218,497,272		n/a
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	15,929,950		21,638,120		n/a
Net Asset Value, Redemption Price and Offering Price Per Share	$18.43	*	$10.10	*	n/a

* Redemption price may differ from NAV if redemption fee is applied.

See Notes to the Financial Statements.	The Leuthold Funds - 2015 Annual Report 29

The Leuthold Funds
Statements of Assets and Liabilities (continued)
September 30, 2015

	Leuthold Global Industries Fund	Grizzly Short Fund
ASSETS:
Investments, at cost
Unaffiliated securities	$17,824,950	$194,511,818
Affiliated securities	—	—
Total investments, at cost	17,824,950	194,511,818

Investments, at fair value
Unaffiliated securities	19,408,882	194,511,818
Affiliated securities	—	—
Total investments, at fair value	19,408,882	194,511,818
Cash	—	955,688
Foreign currency (cost $2,542 and $0, respectively)	2,502	—
Receivable for Fund shares sold	20,000	24,577,384
Receivable for investments sold	1,381,444	54,154,347
Collateral at broker for securities sold short	—	215,025,336
Tri-party collateral held at custodian	—	39,000,001
Interest receivable	1	1,265
Dividends receivable	56,901	—
Other assets	14,234	66,494
Total Assets	20,883,964	528,292,333

LIABILITIES:
Securities sold short, at fair value (proceeds $0 and $286,065,176, respectively)	—	258,542,231
Payable for investments purchased	—	2,863,648
Payable for Fund shares redeemed	124,871	504,678
Payable to Adviser	8,943	197,014
Payable to Custodian	1,406,669	1,761
Payable to Directors	881	2,953
Dividends payable on securities sold short	—	235,284
Distribution (Rule 12b-1) fees payable	5,932	—
Shareholder servicing fees payable	—	38,451
Accrued expenses and other liabilities	48,030	63,129
Total Liabilities	1,595,326	262,449,149
NET ASSETS	$19,288,638	$265,843,184

30 The Leuthold Funds - 2015 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds
Statements of Assets and Liabilities (continued)
September 30, 2015

	Leuthold Global Industries Fund		Grizzly Short Fund
NET ASSETS CONSIST OF:
Capital stock	$17,745,607		$402,926,580
Accumulated net investment income (loss)	2,263		(2,119,768)
Accumulated net realized loss on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	(38,268)		(162,486,600)
Net unrealized appreciation on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	1,579,036		27,522,972
Total Net Assets	$19,288,638		$265,843,184

Retail Class Shares
Net assets	$5,015,722		$265,843,184
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	318,348		33,290,059
Net Asset Value, Redemption Price and Offering Price Per Share	$15.76	*	$7.99

Institutional Class Shares
Net assets	$14,272,916		n/a
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	901,924		n/a
Net Asset Value, Redemption Price and Offering Price Per Share	$15.82	*	n/a

* Redemption price may differ from NAV if redemption fee is applied.

See Notes to the Financial Statements.	The Leuthold Funds - 2015 Annual Report 31

The Leuthold Funds
Statements of Operations For the Year Ended September 30, 2015

	Leuthold Core Investment Fund (Consolidated)	Leuthold Global Fund (Consolidated)	Leuthold Select Industries Fund
INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $150,331, $268,348, and $913, respectively)	$9,269,025	$4,388,131	$188,804
Interest income	1,380,457	443,687	24
Total investment income	10,649,482	4,831,818	188,828

EXPENSES:
Investment advisory fees (Note 4)	7,694,256	3,760,209	137,075
Administration fees	328,424	148,498	7,377
Transfer agent fees	324,907	248,564	8,293
Legal fees	37,654	11,689	643
Audit fees	78,481	54,569	23,268
Fund accounting fees	135,534	67,168	6,452
Custody fees	117,410	103,330	13,051
Shareholder servicing fees-
Retail Class	565,798	—	11,270
Registration fees	55,352	43,680	23,649
Report to shareholders	112,387	39,263	2,361
Directors’ fees	120,262	48,189	1,909
Distribution (Rule 12b-1) fees-
Retail Class (Note 5)	—	232,500	—
Other	59,641	28,669	1,451
Total expenses before dividends and interest on securities sold short	9,630,106	4,786,328	236,799
Dividends and interest on securities sold short	1,153,145	578,642	—
Reimbursement from Adviser (Note 4)	—	—	(31,187)
Total expenses	10,783,251	5,364,970	205,612
NET INVESTMENT LOSS	$(133,769)	$(533,152)	$(16,784)

32	The Leuthold Funds - 2015 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds
Statements of Operations (continued) For the Year Ended September 30, 2015

	Leuthold Core Investment Fund (Consolidated)	Leuthold Global Fund (Consolidated)	Leuthold Select Industries Fund
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,INVESTMENT COMPANIES, SECURITIES SOLD SHORT, AND FOREIGN CURRENCY AND FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Affiliated securities	$(1,261,335)	$—	$—
Unaffiliated securities	37,736,535	13,186,646	438,489
Investment companies	(4,005,877)	(1,355,971)	—
Realized gain distributions received from investment companies	194,247	42,365	—
Securities sold short	(5,923,928)	(3,331,945)	—
Foreign currency and foreign currency translation	(3,079,265)	(1,480,330)	—
Net unrealized appreciation (depreciation) during the year on:
Affiliated securities	677,962	279,026	—
Unaffiliated securities	(14,222,199)	(40,699,036)	67,947
Investment companies	(896,574)	(496,027)	—
Securities sold short	21,783,808	9,508,170	—
Foreign currency and foreign currency translation	1,918,935	21,298,358	—
Net realized and unrealized gain on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	32,922,309	(3,048,744)	506,436
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$32,788,540	$(3,581,896)	$489,652

See Notes to the Financial Statements.	The Leuthold Funds - 2015 Annual Report	33

The Leuthold Funds
Statements of Operations (continued) For the Year Ended September 30, 2015

	Leuthold Global Industries Fund	Grizzly Short Fund
INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $29,445 and $0, respectively)	$415,234	$94
Interest income	24	4,082
Total investment income	415,258	4,176

EXPENSES:
Investment advisory fees (Note 4)	238,251	1,169,286
Administration fees	15,446	32,250
Transfer agent fees	25,919	35,616
Legal fees	1,208	3,110
Audit fees	25,679	25,899
Fund accounting fees	19,152	12,868
Custody fees	54,566	2,972
Shareholder servicing fees- Retail Class	—	99,057
Registration fees	35,590	39,153
Report to shareholders	3,166	14,033
Directors’ fees	3,317	10,920
Distribution (Rule 12b-1) fees- Retail Class (Note 5)	16,652	—
Other	3,639	5,643
Total expenses before dividends and interest on securities sold short	442,585	1,450,807
Dividends and interest on securities sold short	—	1,178,928
Reimbursement from Adviser (Note 4)	(128,120)	—
Total expenses	314,465	2,629,735
NET INVESTMENT INCOME (LOSS)	$100,793	$(2,625,559)

34	The Leuthold Funds - 2015 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds
Statements of Operations (continued) For the Year Ended September 30, 2015

	Leuthold Global Industries Fund	Grizzly Short Fund
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, INVESTMENT COMPANIES, SECURITIES SOLD SHORT, AND FOREIGN CURRENCY AND FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Affiliated securities	$—	$—
Unaffiliated securities	19,110	—
Investment companies	35,537	—
Realized gain distributions received from investment companies	—	—
Securities sold short	—	(2,548,787)
Foreign currency and foreign currency translation	(23,225)	8
Net unrealized appreciation (depreciation) during the year on:
Affiliated securities	—	—
Unaffiliated securities	(3,934,736)	—
Investment companies	—	—
Securities sold short	—	23,766,044
Foreign currency and foreign currency translation	2,911,557	27
Net realized and unrealized gain (loss) on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	(991,757)	21,217,292
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(890,964)	$18,591,733

See Notes to the Financial Statements.	The Leuthold Funds - 2015 Annual Report	35

Leuthold Core Investment Fund
Statements of Changes in Net Assets (Consolidated)

	Year Ended September 30, 2015	Year Ended September 30, 2014
OPERATIONS:
Net investment income (loss)	$(133,769)	$606,139
Net realized gain on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	23,660,377	78,155,820
Net unrealized appreciation on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	9,261,932	19,245,503
Net increase in net assets from operations	32,788,540	98,007,462

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	(881,875)	(6,851,465)
From net investment income - Institutional Class	(611,265)	(3,018,397)
From net realized gain - Retail Class	(32,333,003)	(38,977,891)
From net realized gain - Institutional Class	(16,538,702)	(16,784,889)
Total distributions	(50,364,845)	(65,632,642)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	132,613,706	86,391,117
Proceeds from shares sold - Institutional Class	61,725,745	69,205,107
Proceeds from shares sold in connection with the acquisition of Leuthold Asset Allocation Fund - Retail Class	—	182,519,930
Proceeds from shares sold in connection with the acquisition of Leuthold Asset Allocation Fund - Institutional Class	—	49,759,635
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	30,522,665	42,023,848
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	15,360,559	19,411,870
Cost of shares redeemed - Retail Class*	(156,296,187)	(192,000,052)
Cost of shares redeemed - Institutional Class**	(53,881,449)	(49,424,848)
Net increase in net assets from capital share transactions	30,045,039	207,886,607

TOTAL INCREASE IN NET ASSETS:	12,468,734	240,261,427
NET ASSETS
Beginning of year	845,806,212	605,544,785
End of year (including accumulated net investment income (loss) of $(3,075,461) and $1,207,272, respectively)	$858,274,946	$845,806,212

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	7,109,827	6,101,049
Shares sold - Institutional Class	3,309,482	2,862,061
Shares sold in connection with the acquisition of Leuthold Asset Allocation Fund - Retail Class	—	9,682,755
Shares sold in connection with the acquisition of Leuthold Asset Allocation Fund - Institutional Class	—	2,641,170
Shares issued to holders in reinvestment of dividends - Retail Class	1,674,734	2,289,986
Shares issued to holders in reinvestment of dividends - Institutional Class	842,574	1,057,511
Shares redeemed - Retail Class	(8,349,503)	(10,242,962)
Shares redeemed - Institutional Class	(2,897,629)	(2,632,232)
Net increase in shares outstanding	1,689,485	11,759,338

*Net of redemption fees of (Retail Class):	$2,158	$145
**Net of redemption fees of (Institutional Class):	$840	$—

36	The Leuthold Funds - 2015 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund
Statements of Changes in Net Assets (Consolidated)

	Year Ended September 30, 2015	Year Ended September 30, 2014
OPERATIONS:
Net investment income (loss)	$(533,152)	$1,362,317
Net realized gain on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	7,060,765	35,958,870
Net unrealized depreciation on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	(10,109,509)	(10,487,996)
Net increase (decrease) in net assets from operations	(3,581,896)	26,833,191

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	(340,708)	(929,028)
From net investment income - Institutional Class	(672,591)	(2,174,903)
From net realized gain - Retail Class	(12,379,966)	(12,130,685)
From net realized gain - Institutional Class	(22,442,402)	(23,092,085)
Total distributions	(35,835,667)	(38,326,701)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	14,218,797	28,178,583
Proceeds from shares sold - Institutional Class	49,314,715	65,598,450
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	10,783,977	11,165,016
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	19,485,582	22,343,076
Cost of shares redeemed - Retail Class*	(46,976,808)	(31,081,448)
Cost of shares redeemed - Institutional Class**	(56,338,255)	(87,950,876)
Net increase (decrease) in net assets from capital share transactions	(9,511,992)	8,252,801

TOTAL DECREASE IN NET ASSETS:	(48,929,555)	(3,240,709)
NET ASSETS
Beginning of year	362,453,684	365,694,393
End of year (including accumulated net investment income (loss) of $(1,708,823) and $1,013,299, respectively)	$313,524,129	$362,453,684

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	1,368,258	2,455,643
Shares sold - Institutional Class	4,719,674	5,739,189
Shares issued to holders in reinvestment of dividends - Retail Class	1,047,133	1,008,593
Shares issued to holders in reinvestment of dividends - Institutional Class	1,882,934	2,009,032
Shares redeemed - Retail Class	(4,530,705)	(2,728,305)
Shares redeemed - Institutional Class	(5,395,983)	(7,785,815)
Net increase (decrease) in shares outstanding	(908,689)	698,337

*Net of redemption fees of (Retail Class):	$5	$8
**Net of redemption fees of (Institutional Class):	$61	$—

See Notes to the Financial Statements.	The Leuthold Funds - 2015 Annual Report	37

Leuthold Select Industries Fund
Statements of Changes in Net Assets

	Year Ended September 30, 2015	Year Ended September 30, 2014
OPERATIONS:
Net investment loss	$(16,784)	$(47,408)
Net realized gain on investments and foreign currency and foreign currency translation	438,489	1,549,052
Net unrealized appreciation on investments	67,947	529,718
Net increase in net assets from operations	489,652	2,031,362

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	—
From net realized gain	—	—
Total distributions	—	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,004,323	6,087,355
Cost of shares redeemed	(6,847,281)	(2,946,797)
Net increase (decrease) in net assets from capital share transactions	(2,842,958)	3,140,558

TOTAL INCREASE (DECREASE) IN NET ASSETS:	(2,353,306)	5,171,920
NET ASSETS
Beginning of year	14,977,451	9,805,531
End of year (including accumulated net investment loss of $(10,858), and $(38,812), respectively)	$12,624,145	$14,977,451

CHANGES IN SHARES OUTSTANDING:
Shares sold	182,612	316,747
Shares redeemed	(337,234)	(151,433)
Net increase (decrease) in shares outstanding	(154,622)	165,314

38	The Leuthold Funds - 2015 Annual Report	See Notes to the Financial Statements.

Leuthold Global Industries Fund
Statement of Changes in Net Assets

	Year Ended September 30, 2015	Year Ended September 30, 2014
OPERATIONS:
Net investment income	$100,793	$181,118
Net realized gain on investments, investment companies, and foreign currency and foreign currency translation	31,422	1,315,484
Net unrealized appreciation (depreciation) on investments, investment companies, and foreign currency and foreign currency translation	(1,023,179)	793,342
Net increase (decrease) in net assets from operations	(890,964)	2,289,944

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	(17,120)	(58,291)
From net investment income - Institutional Class	(102,799)	(155,355)
From net realized gain - Retail Class	(104,608)	—
From net realized gain - Institutional Class	(275,949)	—
Total distributions	(500,476)	(213,646)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	3,049,083	18,250,930
Proceeds from shares sold - Institutional Class	5,607,530	9,601,034
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	48,923	35,569
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	335,791	119,677
Cost of shares redeemed - Retail Class*	(8,969,353)	(12,209,693)
Cost of shares redeemed - Institutional Class**	(7,596,952)	(4,171,907)
Net increase (decrease) in net assets from capital share transactions	(7,524,978)	11,625,610

TOTAL INCREASE (DECREASE) IN NET ASSETS:	(8,916,418)	13,701,908
NET ASSETS
Beginning of year	28,205,056	14,503,148
End of year (including accumulated net investment income of $2,263 and $43,270 respectively)	$19,288,638	$28,205,056

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	181,239	1,121,305
Shares sold - Institutional Class	325,132	604,894
Shares issued to holders in reinvestment of dividends - Retail Class	2,922	2,058
Shares issued to holders in reinvestment of dividends - Institutional Class	19,862	7,073
Shares redeemed - Retail Class	(551,950)	(759,511)
Shares redeemed - Institutional Class	(456,776)	(247,417)
Net increase (decrease) in shares outstanding	(479,571)	728,402

*Net of redemption fees of (Retail Class):	$547	$1,430
**Net of redemption fees of (Institutional Class):	$646	$—

See Notes to the Financial Statements.	The Leuthold Funds - 2015 Annual Report	39

Grizzly Short Fund
Statements of Changes in Net Assets

	Year Ended September 30, 2015	Year Ended September 30, 2014
OPERATIONS:
Net investment loss	$(2,625,559)	$(2,289,390)
Net realized loss on securities sold short and foreign currency and foreign currency translation	(2,548,779)	(10,545,719)
Net unrealized appreciation on securities sold short and foreign currency and foreign currency translation	23,766,071	2,110,830
Net increase (decrease) in net assets from operations	18,591,733	(10,724,279)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	—
From net realized gain	—	—
Total distributions	—	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	249,956,491	62,151,591
Cost of shares redeemed	(74,887,247)	(74,159,907)
Net increase (decrease) in net assets from capital share transactions	175,069,244	(12,008,316)

TOTAL INCREASE (DECREASE) IN NET ASSETS:	193,660,977	(22,732,595)
NET ASSETS
Beginning of year	72,182,207	94,914,802
End of year (including accumulated net investment loss of $(2,119,768) and $(1,626,796), respectively)	$265,843,184	$72,182,207

CHANGES IN SHARES OUTSTANDING:
Shares sold	33,837,165	7,960,339
Shares redeemed	(10,345,026)	(9,220,444)
Net increase (decrease) in shares outstanding	23,492,139	(1,260,105)

40	The Leuthold Funds - 2015 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund - Retail - LCORX
Financial Highlights (Consolidated)

	Year Ended September 30, 2015 (Consolidated)		Year Ended September 30, 2014 (Consolidated)	Year Ended September 30, 2013 (Consolidated)	Year Ended September 30, 2012 (Consolidated)	Year Ended September 30, 2011 (Consolidated)

Per Share Data(1):
Net asset value, beginning of year	$18.85		$18.29	$16.78	$15.50	$15.99
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)(2)	0.01 (2)	0.09 (2)	0.11 (2)	0.09 (3)
Net realized and unrealized gain (loss) on investments and securities sold short	0.76		2.02	1.78	1.62	(0.51)
Total from investment operations	0.75		2.03	1.87	1.73	(0.42)

Less distributions:
From net investment income	(0.03)		(0.21)	(0.23)	(0.16)	(0.02)
From net realized gains	(1.13)		(1.26)	(0.13)	(0.29)	(0.05)
Redemption fees(4)	0.00		0.00	0.00	0.00	0.00
Total distributions	(1.16)		(1.47)	(0.36)	(0.45)	(0.07)
Net asset value, end of year	$18.44		$18.85	$18.29	$16.78	$15.50

Total Return	4.03%		11.49%	11.29%	11.34%	(2.61%)

Supplemental data and ratios:
Net assets, end of year	$564,608,599		$569,237,299	$409,043,691	$527,760,001	$660,993,063
Ratio of expenses to average net assets(5)	1.30%		1.28%	1.28%	1.22%	1.24%
Ratio of net investment income (loss) to average net assets(6)	(0.05%)		0.04%	0.49%	0.69%	0.54%
Portfolio turnover rate(7)	78.96%		80.65%	105.28%	149.17%	83.15%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)
The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short were 1.16% for the year ended September 30, 2015, 1.15% for the year ended September 30, 2014, 1.16% for the year ended September 30, 2013, 1.14% for the year ended September 30, 2012, and 1.14% for the year ended September 30, 2011.

(6)	The net investment income ratios include dividends and interest on securities sold short.
(7)	The portfolio turnover rate excludes purchases and sales of securities sold short as the Adviser does not intend to hold the securities sold short for more than one year.

See Notes to the Financial Statements.	The Leuthold Funds - 2015 Annual Report	41

Leuthold Core Investment Fund - Institutional - LCRIX
Financial Highlights (Consolidated)

	Year Ended September 30, 2015 (Consolidated)	Year Ended September 30, 2014 (Consolidated)	Year Ended September 30, 2013 (Consolidated)	Year Ended September 30, 2012 (Consolidated)	Year Ended September 30, 2011 (Consolidated)

Per Share Data(1):
Net asset value, beginning of year	$18.85	$18.28	$16.77	$15.50	$15.98
Income (loss) from investment operations:
Net investment income	0.01 (2)	0.03 (2)	0.11 (2)	0.12 (2)	0.11 (3)
Net realized and unrealized gain (loss) on investments and securities sold short	0.74	2.03	1.78	1.62	(0.50)
Total from investment operations	0.75	2.06	1.89	1.74	(0.39)

Less distributions:
From net investment income	(0.04)	(0.23)	(0.25)	(0.18)	(0.04)
From net realized gains	(1.13)	(1.26)	(0.13)	(0.29)	(0.05)
Redemption fees	0.00 (4)	—	—	0.00 (4)	0.00 (4)
Total distributions	(1.17)	(1.49)	(0.38)	(0.47)	(0.09)
Net asset value, end of year	$18.43	$18.85	$18.28	$16.77	$15.50

Total Return	4.03%	11.66%	11.42%	11.40%	(2.49%)

Supplemental data and ratios:
Net assets, end of year	$293,666,347	$276,568,913	$196,501,094	$263,572,111	$347,517,502
Ratio of expenses to average net assets(5)	1.20%	1.18%	1.17%	1.11%	1.13%
Ratio of net investment income to average net assets(6)	0.05%	0.14%	0.60%	0.80%	0.66%
Portfolio turnover rate(7)	78.96%	80.65%	105.28%	149.17%	83.15%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)
The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short were 1.06% for the year ended September 30, 2015, 1.06% for the year ended September 30, 2014, 1.06% for the year ended September 30, 2013, 1.03% for the year ended September 30, 2012, and 1.03% for the year ended September 30, 2011.

(6)	The net investment income ratios include dividends and interest on securities sold short.
(7)	The portfolio turnover rate excludes purchases and sales of securities sold short as the Adviser does not intend to hold the securities sold short for more than one year.

42	The Leuthold Funds - 2015 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund - Retail - GLBLX
Financial Highlights (Consolidated)

	Year Ended September 30, 2015 (Consolidated)		Year Ended September 30, 2014 (Consolidated)	Year Ended September 30, 2013 (Consolidated)	Year Ended September 30, 2012 (Consolidated)	Year Ended September 30, 2011 (Consolidated)

Per Share Data(1):
Net asset value, beginning of year	$11.29		$11.65	$10.24	$9.52	$10.18
Income (loss) from investment operations:
Net investment income (loss)	(0.03	)(2)	0.03 (2)	0.07 (2)	0.05 (3)	0.08 (3)
Net realized and unrealized gain (loss) on investments and securities sold short	(0.11)		0.83	1.44	0.89	(0.17)
Total from investment operations	(0.14)		0.86	1.51	0.94	(0.09)

Less distributions:
From net investment income	(0.03)		(0.08)	(0.08)	(0.07)	(0.05)
From net realized gains	(1.09)		(1.14)	(0.02)	(0.15)	(0.52)
Redemption fees(4)	0.00		0.00	0.00	0.00	0.00
Total distributions	(1.12)		(1.22)	(0.10)	(0.22)	(0.57)
Net asset value, end of year	$10.03		$11.29	$11.65	$10.24	$9.52

Total Return	(1.41%)		7.68%	14.78%	10.14%	(1.33%)

Supplemental data and ratios:
Net assets, end of year	$95,026,857		$130,838,148	$126,418,514	$120,450,807	$152,292,208
Ratio of expenses to average net assets(5)	1.71%		1.65%	1.63%	1.57%	1.74%
Ratio of net investment income (loss) to average net assets(6)	(0.29%)		0.25%	0.61%	0.60%	0.83%
Portfolio turnover rate(7)	78.37%		71.63%	101.03%	127.41%	123.51%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)
The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short were 1.54% for the year ended September 30, 2015, 1.53% for the year ended September 30, 2014, 1.51% for the year ended September 30, 2013, 1.51% for the year ended September 30, 2012, and 1.55% for the year ended September 30, 2011.

(6)	The net investment income ratios include dividends and interest on securities sold short.
(7)	The portfolio turnover rate excludes purchases and sales of securities sold short as the Adviser does not intend to hold the securities sold short for more than one year.

See Notes to the Financial Statements.	The Leuthold Funds - 2015 Annual Report	43

Leuthold Global Fund - Institutional - GLBIX
Financial Highlights (Consolidated)

	Year Ended September 30, 2015 (Consolidated)		Year Ended September 30, 2014 (Consolidated)	Year Ended September 30, 2013 (Consolidated)	Year Ended September 30, 2012 (Consolidated)	Year Ended September 30, 2011 (Consolidated)

Per Share Data(1):
Net asset value, beginning of year	$11.34		$11.69	$10.27	$9.54	$10.20
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)(2)	0.05 (2)	0.09 (2)	0.09 (3)	0.10 (3)
Net realized and unrealized gain (loss) on investments and securities sold short	(0.11)		0.84	1.45	0.88	(0.17)
Total from investment operations	(0.12)		0.89	1.54	0.97	(0.07)

Less distributions:
From net investment income	(0.03)		(0.10)	(0.10)	(0.09)	(0.07)
From net realized gains	(1.09)		(1.14)	(0.02)	(0.15)	(0.52)
Redemption fees	0.00	(4)	—	0.00 (4)	—	0.00 (4)
Total distributions	(1.12)		(1.24)	(0.12)	(0.24)	(0.59)
Net asset value, end of year	$10.10		$11.34	$11.69	$10.27	$9.54

Total Return	(1.30%)		7.95%	15.08%	10.34%	(1.11%)

Supplemental data and ratios:
Net assets, end of year	$218,497,272		$231,615,536	$239,275,879	$266,390,852	$292,447,586
Ratio of expenses to average net assets(5)	1.50%		1.44%	1.44%	1.36%	1.57%
Ratio of net investment income (loss) to average net assets(6)	(0.09%)		0.45%	0.80%	0.81%	1.01%
Portfolio turnover rate(7)	78.37%		71.63%	101.03%	127.41%	123.51%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)
The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short were 1.33% for the year ended September 30, 2015, 1.33% for the year ended September 30, 2014, 1.32% for the year ended September 30, 2013, 1.31% for the year ended September 30, 2012, and 1.38% for the year ended September 30, 2011.

(6)	The net investment income ratios include dividends and interest on securities sold short.
(7)	The portfolio turnover rate excludes purchases and sales of securities sold short as the Adviser does not intend to hold the securities sold short for more than one year.

44	The Leuthold Funds - 2015 Annual Report	See Notes to the Financial Statements.

Leuthold Select Industries Fund - LSLTX
Financial Highlights

	Year Ended September 30, 2015		Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011

Per Share Data(1):
Net asset value, beginning of year	$20.02		$16.82		$13.26	$10.78	$11.80
Income (loss) from investment operations:
Net investment income (loss)	(0.03	)(2)	(0.07	)(2)	0.03 (3)	0.03 (3)	(0.05	)(2)
Net realized and unrealized gain (loss) on investments	1.28		3.27		3.58	2.47	(0.95)
Total from investment operations	1.25		3.20		3.61	2.50	(1.00)

Less distributions:
From net investment income	—		—		(0.05)	(0.02)	(0.02)
Total distributions	—		—		(0.05)	(0.02)	(0.02)
Net asset value, end of year	$21.27		$20.02		$16.82	$13.26	$10.78

Total Return	6.24%		19.02%		27.26%	23.34%	(8.60%)

Supplemental data and ratios:
Net assets, end of year	$12,624,145		$14,977,451		$9,805,531	$13,458,427	$16,278,535
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.73%		1.68%		1.80%	1.71%	1.40%
After expense reimbursement or recovery	1.50%		1.58%		1.60%	1.60%	1.40%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.35%)		(0.44%)		0.00%	0.11%	(0.24%)
After expense reimbursement or recovery	(0.12%)		(0.34%)		0.20%	0.22%	(0.24%)
Portfolio turnover rate	77.42%		66.79%		136.34%	139.61%	109.26%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Net investment income per share is calculated based on average shares outstanding.

See Notes to the Financial Statements.	The Leuthold Funds - 2015 Annual Report	45

Leuthold Global Industries Fund - Retail - LGINX
Financial Highlights

	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011

Per Share Data(1):
Net asset value, beginning of year	$16.54	$14.89	$11.44	$9.77	$11.01
Income (loss) from investment operations:
Net investment income	0.04 (2)	0.08 (2)	0.10 (2)	0.01 (3)	0.06 (3)
Net realized and unrealized gain (loss) on investments	(0.46)	1.68	3.43	1.68	(1.16)
Total from investment operations	(0.42)	1.76	3.53	1.69	(1.10)

Less distributions:
From net investment income	(0.05)	(0.11)	(0.08)	(0.02)	(0.06)
From net realized gains	(0.31)	—	—	—	(0.08)
Redemption fees	0.00 (4)	0.00 (4)	0.00 (4)	—	0.00 (4)
Total distributions	(0.36)	(0.11)	(0.08)	(0.02)	(0.14)
Net asset value, end of year	$15.76	$16.54	$14.89	$11.44	$9.77

Total Return	(2.61%)	11.78%	30.98%	17.33%	(10.23%)

Supplemental data and ratios:
Net assets, end of year	$5,015,722	$11,351,746	$4,797,409	$3,782,099	$5,377,373
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.04%	2.06%	2.70%	2.52%	1.96%
After expense reimbursement or recovery	1.50%	1.72%	1.96%	2.00%	2.04%
Ratio of net investment income to average net assets:
Before expense reimbursement or recovery	(0.29%)	0.18%	0.01%	(0.45%)	0.60%
After expense reimbursement or recovery	0.24%	0.52%	0.75%	0.07%	0.52%
Portfolio turnover rate	95.84%	107.17%	142.87%	117.30%	179.57%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.

46	The Leuthold Funds - 2015 Annual Report	See Notes to the Financial Statements.

Leuthold Global Industries Fund - Institutional - LGIIX
Financial Highlights

	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011

Per Share Data(1):
Net asset value, beginning of year	$16.63	$14.95	$11.48	$9.77	$11.01
Income (loss) from investment operations:
Net investment income	0.08 (2)	0.13 (2)	0.13 (2)	0.06 (3)	0.09 (3)
Net realized and unrealized gain (loss) on investments	(0.48)	1.69	3.45	1.67	(1.15)
Total from investment operations	(0.40)	1.82	3.58	1.73	(1.06)

Less distributions:
From net investment income	(0.10)	(0.14)	(0.11)	(0.02)	(0.10)
From net realized gains	(0.31)	—	—	—	(0.08)
Redemption fees	0.00 (4)	—	0.00 (4)	—	—
Total distributions	(0.41)	(0.14)	(0.11)	(0.02)	(0.18)
Net asset value, end of year	$15.82	$16.63	$14.95	$11.48	$9.77

Total Return	(2.44%)	12.16%	31.17%	17.84%	(9.92%)

Supplemental data and ratios:
Net assets, end of year	$14,272,916	$16,853,310	$9,705,739	$4,152,513	$14,904,617
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.79%	1.81%	2.45%	2.27%	1.71%
After expense reimbursement or recovery	1.25%	1.47%	1.71%	1.75%	1.79%
Ratio of net investment income to average net assets:
Before expense reimbursement or recovery	(0.05%)	0.43%	0.26%	(0.20%)	0.85%
After expense reimbursement or recovery	0.49%	0.77%	1.00%	0.32%	0.77%
Portfolio turnover rate	95.84%	107.17%	142.87%	117.30%	179.57%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.

See Notes to the Financial Statements.	The Leuthold Funds - 2015 Annual Report	47

Grizzly Short Fund - GRZZX
Financial Highlights

	Year Ended September 30, 2015		Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011

Per Share Data(1):
Net asset value, beginning of year	$7.37		$8.58		$11.06		$16.14		$16.48
Income (loss) from investment operations:
Net investment loss	(0.20	)(2)	(0.26	)(3)	(0.34	)(2)	(0.40	)(2)	(0.43	)(2)
Net realized and unrealized gain (loss) on investments and securities sold short	0.82		(0.95)		(2.14)		(4.68)		0.09
Total from investment operations	0.62		(1.21)		(2.48)		(5.08)		(0.34)

Less distributions:
From net investment income	—		—		—		—		—
From net realized gains	—		—		—		—		—
From return of capital	—		—		—		—		—
Total distributions	—		—		—		—		—
Net asset value, end of year	$7.99		$7.37		$8.58		$11.06		$16.14

Total Return	8.41%		(14.20%)		(22.33%)		(31.47%)		(2.06%)

Supplemental data and ratios:
Net assets, end of year	$265,843,184		$72,182,207		$94,914,802		$136,286,009		$263,488,083
Ratio of expenses to average net assets(4)	2.81%		3.35%		3.43%		3.09%		3.01%
Ratio of net investment loss to average net assets(5)	(2.81%)		(3.35%)		(3.42%)		(3.09%)		(3.01%)
Portfolio turnover rate(6)	0.00%		0.00%		0.00%		0.00%		0.00%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)
The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short were 1.55% for the year ended September 30, 2015, 1.57% for the year ended September 30, 2014, 1.54% for the year ended September 30, 2013, 1.52% for the year ended September 30, 2012, and 1.53% for the year ended September 30, 2011.

(5)	The net investment income ratios include dividends and interest on securities sold short.
(6)	The portfolio turnover rate excludes purchases and sales of securities sold short as the Adviser does not intend to hold the securities sold short for more than one year.

48	The Leuthold Funds - 2015 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund
Consolidated Schedule of Investments
September 30, 2015

	Shares	Fair Value

COMMON STOCKS - 53.49%

Aerospace & Defense - 2.36%
Boeing Co.	24,855	$3,254,762
Embraer SA - ADR	3,882	99,302
L-3 Communications Holdings, Inc.	21,218	2,217,706
Lockheed Martin Corp.	23,036	4,775,593
Northrop Grumman Corp.	30,917	5,130,676
Raytheon Co.	33,342	3,642,947
Triumph Group, Inc.	26,067	1,096,899
		20,217,885

Air Freight & Logistics - 0.01%
Hyundai Glovis Co., Ltd. (b)	588	111,452

Airlines - 4.38%
Air China, Ltd. (b)	220,000	174,246
Alaska Air Group, Inc.	93,964	7,465,440
American Airlines Group, Inc.	119,425	4,637,273
Asia Aviation PCL - NVDR	862,000	102,784
Asiana Airlines, Inc. (a)(b)	20,500	91,410
China Southern Airlines Co., Ltd. - ADR	4,140	151,358
Delta Air Lines, Inc.	138,217	6,201,797
Grupo Aeromexico SAB de CV (a)(b)	122,059	191,844
Hawaiian Holdings, Inc. (a)	221,269	5,460,919
JetBlue Airways Corp. (a)	281,285	7,248,715
Southwest Airlines Co.	147,311	5,603,710
Turk Hava Yollari AO (a)(b)	85,000	224,256
		37,553,752

Auto Components - 0.06%
Hota Industrial Manufacturing Co., Ltd. (b)	50,000	160,574
Mando Corp. (b)	626	72,639
Minth Group, Ltd. (b)	80,000	143,226
Tupy SA (b)	27,800	126,220
		502,659

Automobiles - 0.08%
Great Wall Motor Co., Ltd. (b)	151,500	169,042
Tata Motors, Ltd. - ADR	18,106	407,385
Tofas Turk Otomobil Fabrikasi AS (b)	23,400	138,911
		715,338

Banks - 0.29%
Bank Negara Indonesia Persero Tbk PT (b)	377,000	106,802
Bank of China, Ltd. (b)	1,328,000	572,677
Bank Pan Indonesia Tbk PT (a)(b)	2,825,000	170,992
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT (b)	1,870,000	78,733
China CITIC Bank Corp., Ltd. (a)(b)	304,000	177,020
China Everbright Bank Co., Ltd. (b)	387,000	169,097
China Merchants Bank Co., Ltd. (b)	70,000	170,611
Chong Hing Bank, Ltd. (b)	77,000	160,617
Corpbanca SA (b)	16,500,000	145,507
CTBC Financial Holding Co., Ltd. (b)	271,280	140,233
ICICI Bank, Ltd. - ADR	13,000	108,940
Kasikornbank PCL - NVDR	24,300	114,783
King's Town Bank Co., Ltd. (b)	157,000	111,554
Taiwan Business Bank (a)(b)	607,318	150,941
Turkiye Sinai Kalkinma Bankasi AS (b)	233,333	108,835
		2,487,342

See Notes to the Financial Statements.	The Leuthold Funds - 2015 Annual Report 49

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2015

	Shares	Fair Value

COMMON STOCKS - 53.49% (continued)

Biotechnology - 1.96%
Alexion Pharmaceuticals, Inc. (a)	16,368	$2,559,792
Amgen, Inc.	20,005	2,767,092
Biogen, Inc. (a)	9,093	2,653,428
Celgene Corp. (a)	29,705	3,213,190
China Biologic Products, Inc. (a)(b)	1,142	102,574
Gilead Sciences, Inc.	26,674	2,619,120
United Therapeutics Corp. (a)	21,824	2,864,182
		16,779,378

Building Products - 0.03%
China Lesso Group Holdings, Ltd. (b)	157,446	127,470
Trakya Cam Sanayii AS (b)	148,000	91,992
		219,462

Capital Markets - 0.03%
Haitong International Securities Group, Ltd. (b)	250,000	124,573
Yuanta Financial Holdings Co., Ltd. (b)	242,190	90,053
		214,626

Chemicals - 0.13%
Aeci, Ltd. (b)	5,503	36,496
China BlueChemical, Ltd. (b)	212,000	56,923
China Lumena New Materials Corp. (a)(b)(e)(f)	838,000	6,488
Grupa Azoty SA (a)(b)	5,215	121,625
Gubre Fabrikalari TAS (b)	37,200	78,027
Kukdo Chemical Co., Ltd. (b)	1,780	104,100
PTT Global Chemical PCL - NVDR	60,700	90,175
Scientex BHD (b)	78,000	126,203
SKC Co., Ltd. (b)	4,000	129,174
Soda Sanayii AS (b)	206,520	327,641
		1,076,852

Commercial Services & Supplies - 0.01%
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA (b)	10,400	120,645

Construction & Engineering - 0.00%
Sunway Construction Group Bhd (a)(b)	20,590	5,480

Consumer Finance - 2.04%
Capital One Financial Corp.	80,627	5,847,070
Discover Financial Services	109,725	5,704,603
Navient Corp.	206,720	2,323,533
PRA Group, Inc. (a)	36,373	1,924,859
Santander Consumer USA Holdings, Inc. (a)	83,658	1,708,296
		17,508,361

Containers & Packaging - 0.01%
Kian JOO CAN Factory BHD (a)(b)	180,700	127,438

Distributors - 0.02%
Dogus Otomotiv Servis ve Ticaret AS (b)	18,500	59,322
Xinhua Winshare Publishing and Media Co., Ltd. (b)	190,000	150,218
		209,540

Diversified Consumer Services - 0.01%
Kroton Educacional SA (b)	24,000	46,977

Diversified Financial Services - 0.05%
Fubon Financial Holding Co., Ltd. (b)	170,000	266,125
Metro Pacific Investments Corp. (b)	1,469,400	156,646
		422,771

50 The Leuthold Funds - 2015 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2015

	Shares	Fair Value

COMMON STOCKS - 53.49% (continued)

Diversified Telecommunication Services - 0.05%
China Communications Services Corp., Ltd. (b)	358,000	$138,189
China Telecom Corp., Ltd. - ADR	2,782	135,094
Telekomunikasi Indonesia Persero Tbk PT - ADR	5,492	195,790
		469,073

Electric Utilities - 0.01%
Tenaga Nasional Bhd (b)	36,000	98,461

Electrical Equipment - 0.01%
Jiangnan Group, Ltd. (b)	426,000	87,807

Electronic Equipment, Instruments & Components - 0.87%
Chin-Poon Industrial Co., Ltd. (b)	151,000	206,465
DataTec, Ltd. (b)	22,995	102,875
Flexium Interconnect, Inc. (b)	30,203	82,753
Flextronics International, Ltd. (a)	303,715	3,201,156
Jabil Circuit, Inc.	146,704	3,281,768
Jahwa Electronics Co., Ltd. (b)	7,960	76,060
LG Innotek Co., Ltd. (b)	2,161	161,256
Taiwan Union Technology Corp. (b)	145,000	94,150
VST Holdings, Ltd. (b)	478,000	130,507
Wasion Group Holdings, Ltd. (b)	158,000	164,059
		7,501,049

Food & Staples Retailing - 2.17%
CVS Health Corp.	82,445	7,954,294
Matahari Putra Prima TBK PT (b)	530,000	69,613
Rite Aid Corp. (a)	431,020	2,616,291
Walgreens Boots Alliance, Inc.	95,782	7,959,484
		18,599,682

Food Products - 0.20%
Astral Foods, Ltd. (b)	9,200	115,680
BRF SA - ADR	7,017	124,832
CJ CheilJedang Corp. (b)	310	99,887
Gruma Sab de CV (b)	9,300	127,907
Indofood Sukses Makmur Tbk PT (b)	251,000	94,462
Industrias Bachoco Sab de CV (b)	24,000	121,797
JBS SA (b)	24,900	105,454
Kernel Holding SA (b)	20,200	239,761
Namchow Chemical Industrial Co., Ltd. (b)	55,000	118,022
Sao Martinho SA (b)	10,600	104,543
Thai Union Group PCL - NVDR	256,800	130,419
Thai Vegetable Oil PCL - NVDR	165,000	129,683
Uni-President Enterprises Corp. (b)	66,560	115,585
WH Group, Ltd. (a)(b)	167,000	83,108
		1,711,140

Gas Utilities - 0.01%
Gasco SA (b)	12,885	86,253

Health Care Equipment & Supplies - 0.03%
Kossan Rubber Industries (b)	144,100	253,497

Health Care Providers & Services - 10.55%
Aetna, Inc.	69,715	7,627,518
AmerisourceBergen Corp.	33,948	3,224,720
Anthem, Inc.	61,228	8,571,920
Cardinal Health, Inc.	81,617	6,269,818
Centene Corp. (a)	38,798	2,104,016
Cigna Corp.	32,736	4,420,015
Community Health Systems, Inc. (a)	44,254	1,892,744
Ensign Group, Inc.	29,705	1,266,324

See Notes to the Financial Statements.	The Leuthold Funds - 2015 Annual Report 51

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2015

	Shares	Fair Value

COMMON STOCKS - 53.49% (continued)

Health Care Providers & Services - 10.55% (continued)
Hanger, Inc. (a)	50,922	$694,576
HCA Holdings, Inc. (a)	96,995	7,503,533
Health Net, Inc. (a)	40,617	2,445,956
Henry Schein, Inc. (a)	16,974	2,252,789
Humana, Inc.	31,523	5,642,617
Kindred Healthcare, Inc.	50,316	792,477
LifePoint Health, Inc. (a)	42,435	3,008,641
Magellan Health, Inc. (a)	38,798	2,150,573
McKesson Corp.	26,928	4,982,488
Mediclinic International, Ltd. (b)	36,599	292,151
Netcare, Ltd. (b)	45,000	118,157
Owens & Minor, Inc.	35,161	1,123,042
Patterson Cos., Inc.	49,710	2,149,957
PharMerica Corp. (a)	36,979	1,052,792
Qualicorp SA (b)	44,500	164,890
Quest Diagnostics, Inc.	34,424	2,116,043
Select Medical Holdings Corp.	76,383	824,173
Shanghai Pharmaceuticals Holding Co., Ltd. (b)	173,200	363,014
Sinopharm Group Co., Ltd. (b)	34,000	119,590
UnitedHealth Group, Inc.	72,140	8,368,961
Universal Health Services, Inc. - Class B	38,192	4,766,743
VCA, Inc. (a)	80,627	4,245,012
		90,555,250

Hotels, Restaurants & Leisure - 0.03%
China Travel International Investment Hong Kong, Ltd. (b)	270,000	98,817
CVC Brasil Operadora e Agencia de Viagens SA (b)	18,900	65,026
REXLot Holdings, Ltd. (b)(e)(f)	1,406,000	79,824
		243,667

Household Durables - 2.32%
D.R. Horton, Inc.	148,523	4,360,635
Ez Tec Empreendimentos e Participacoes SA (b)	12,202	35,703
Haier Electronics Group Co., Ltd. (b)	112,000	188,051
Lennar Corp. - Class A	77,596	3,734,695
Lentex SA (b)	58,688	136,359
Meritage Homes Corp. (a)	56,378	2,058,925
MRVEngenharia e Participacoes SA (b)	47,800	74,633
PulteGroup, Inc.	203,689	3,843,611
Ryland Group, Inc.	62,440	2,549,425
Standard Pacific Corp. (a)	319,476	2,555,808
Steinhoff International Holdings, Ltd. (b)	66,595	408,923
		19,946,768

Independent Power Producers & Energy Traders - 0.02%
Huaneng Power International, Inc. - ADR	3,600	152,280

Industrial Conglomerates - 0.02%
Turkiye Sise ve Cam Fabrikalari AS (b)	140,303	133,178

Insurance - 5.00%
Alleghany Corp. (a)	3,637	1,702,516
Allied World Assurance Co. Holdings AG (b)	51,528	1,966,824
Allstate Corp.	84,219	4,904,915
Anadolu Anonim Turk Sigorta Sirketi (b)	265,000	131,416
Aspen Insurance Holdings, Ltd. (b)	46,072	2,140,966
Assured Guaranty, Ltd. (b)	208,056	5,201,400
Axis Capital Holdings, Ltd. (b)	41,829	2,247,054

52 The Leuthold Funds - 2015 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2015

	Shares	Fair Value

COMMON STOCKS - 53.49% (continued)

Insurance - 5.00% (continued)
Cathay Financial Holding Co., Ltd. (b)	132,000	$180,794
China Taiping Insurance Holdings Co., Ltd. (a)(b)	42,000	131,444
Endurance Specialty Holdings, Ltd. (b)	46,679	2,848,819
Everest Re Group, Ltd. (b)	26,674	4,623,671
Hanover Insurance Group, Inc.	22,708	1,764,412
Hanwha Life Insurance Co., Ltd. (b)	16,300	112,314
Korean Reinsurance Co. (b)	9,700	116,785
New China Life Insurance Co., Ltd. (b)	56,600	245,347
PICC Property & Casualty Co., Ltd. (b)	508,000	995,016
Porto Seguro SA (b)	12,500	94,589
Reinsurance Group of America, Inc.	51,528	4,667,922
Santam, Ltd. (b)	8,596	140,181
Travelers Companies, Inc.	56,708	5,644,147
Validus Holdings, Ltd. (b)	67,896	3,060,073
		42,920,605

Internet Software & Services - 0.06%
Tencent Holdings, Ltd. (b)	31,000	522,554

IT Services - 5.51%
Accenture PLC - Class A (b)	30,311	2,978,359
Amdocs, Ltd.	40,010	2,275,769
CACI International Inc. - Class A (a)	18,203	1,346,476
CGI Group, Inc. - Class A (a)(b)	38,824	1,405,817
Cognizant Technology Solutions Corp. - Class A (a)	40,010	2,505,026
Computer Sciences Corp.	52,741	3,237,242
Convergys Corp.	72,746	1,681,160
DST Systems, Inc.	28,492	2,995,649
Fiserv, Inc. (a)	48,497	4,200,325
Global Payments, Inc.	26,674	3,060,308
International Business Machines Corp.	35,347	5,124,255
Korea Information & Communications Co., Ltd. (a)(b)	9,000	141,942
MasterCard, Inc. - Class A	53,347	4,807,632
Net 1 UEPS Technologies, Inc. (a)(b)	6,317	105,746
NeuStar, Inc. - Class A (a)	57,838	1,573,772
Nice Information & Telecommunication, Inc. (b)	7,000	262,575
Science Applications International Corp.	35,767	1,438,191
Teradata Corp. (a)	38,798	1,123,590
TravelSky Technology, Ltd. (b)	208,000	263,071
Visa, Inc. - Class A	75,171	5,236,412
Western Union Co.	81,839	1,502,564
		47,265,881

Machinery - 0.04%
Hy-Lok Corp. (b)	6,750	194,556
United Tractors Tbk PT (b)	112,100	134,196
		328,752

Media - 2.26%
Comcast Corp. - Class A	61,834	3,517,118
Interpublic Group of Cos., Inc.	230,565	4,410,708
Megacable Holdings SAB de CV (b)	28,000	101,864
Multiplus SA (b)	9,600	78,093
Omnicom Group, Inc.	84,485	5,567,562
WPP PLC - ADR	54,929	5,714,264
		19,389,609

See Notes to the Financial Statements.	The Leuthold Funds - 2015 Annual Report 53

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2015

	Shares	Fair Value

COMMON STOCKS - 53.49% (continued)

Metals & Mining - 0.02%
Eregli Demir ve Celik Fabrikalari TAS (b)	152,000	$187,632

Multiline Retail - 2.22%
Big Lots, Inc.	78,202	3,747,440
Burlington Stores, Inc. (a)	18,186	928,213
Dollar General Corp.	91,539	6,631,085
Target Corp.	98,813	7,772,631
		19,079,369

Oil, Gas & Consumable Fuels - 2.82%
Alon USA Energy, Inc.	98,688	1,783,292
China Petroleum & Chemical Corp. - ADR	6,799	418,410
CNOOC, Ltd. - ADR	1,398	144,106
Marathon Petroleum Corp.	108,059	5,006,374
NewOcean Energy Holdings, Ltd. (b)	266,000	100,504
Phillips 66	49,765	3,823,943
Polskie Gornictwo Naftowe i Gazownictwo SA (b)	134,185	230,670
PTT PCL - NVDR	18,800	124,846
Tesoro Corp.	53,259	5,178,905
Valero Energy Corp.	85,800	5,156,580
Western Refining, Inc.	51,528	2,273,415
		24,241,045
Paper & Forest Products - 0.05%
Fibria Celulose SA - ADR	25,433	344,872
Sappi, Ltd. (a)(b)	40,934	125,706
		470,578
Personal Products - 0.08%
AMOREPACIFIC Group (b)	4,750	656,007

Pharmaceuticals - 0.07%
Dr. Reddy's Laboratories, Ltd. - ADR	5,406	345,497
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. (b)	40,000	103,132
Sino Biopharmaceutical, Ltd. (b)	104,000	128,790
		577,419
Professional Services - 0.40%
ManpowerGroup, Inc.	41,829	3,425,377

Real Estate Management & Development - 0.17%
China Jinmao Holdings Group, Ltd. (b)	466,000	117,868
China Vanke Co., Ltd. (b)	94,100	202,159
CIFI Holdings Group Co., Ltd. (b)	716,000	128,206
Filinvest Land, Inc. (b)	2,700,000	97,129
KWG Property Holding, Ltd. (b)	270,500	178,635
New World Development Co., Ltd. (b)	164,000	159,717
Shimao Property Holdings, Ltd. (b)	84,500	127,694
SP Setia Bhd Group (b)	146,000	104,630
Sunway Bhd (b)	205,900	147,661
Vista Land & Lifestyles, Inc. (b)	1,600,000	172,452
		1,436,151

Road & Rail - 0.01%
JSL SA (b)	51,476	124,259

54 The Leuthold Funds - 2015 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2015

	Shares	Fair Value

COMMON STOCKS - 53.49% (continued)

Semiconductors & Semiconductor Equipment - 0.19%
Advanced Semiconductor Engineering, Inc. - ADR	23,100	$126,819
Samsung Electronics Co., Ltd. (b)	853	818,414
Sino-American Silicon Products, Inc. (b)	64,000	66,835
SK Hynix, Inc. (b)	5,100	145,455
Taiwan Semiconductor Co., Ltd. (b)	151,000	103,129
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	8,557	177,558
Vanguard International Semiconductor Corp. (b)	123,000	140,088
Wonik IPS Co., Ltd. (a)(b)	9,900	76,704
		1,655,002

Specialty Retail - 6.46%
Advance Auto Parts, Inc.	26,219	4,969,287
Asbury Automotive Group, Inc. (a)	81,233	6,592,058
AutoNation, Inc. (a)	58,197	3,385,902
AutoZone, Inc. (a)	7,275	5,265,863
Bed, Bath & Beyond, Inc. (a)	35,767	2,039,434
Berjaya Auto Bhd (b)	171,000	76,246
Best Buy Co., Inc.	64,865	2,407,789
Caleres, Inc.	77,596	2,369,006
CarMax, Inc. (a)	69,715	4,135,494
China ZhengTong Auto Services Holdings, Ltd. (b)	530,000	219,744
Foot Locker, Inc.	50,922	3,664,856
GameStop Corp. - Class A	49,104	2,023,576
The Gap, Inc.	93,357	2,660,675
Group 1 Automotive, Inc.	32,129	2,735,784
Lithia Motors, Inc. - Class A	41,458	4,482,024
O'Reilly Automotive, Inc. (a)	18,481	4,620,250
Penske Automotive Group, Inc.	75,171	3,641,283
Super Group, Ltd. (a)(b)	88,000	184,166
		55,473,437

Technology Hardware, Storage & Peripherals - 0.17%
Aten International Co., Ltd. (b)	104,000	206,263
Catcher Technology Co., Ltd. (b)	25,000	267,268
Foxconn Technology Co., Ltd. (b)	47,470	136,443
Pegatron Corp. (b)	290,000	709,714
TCL Communication Technology Holdings Ltd. (b)	165,000	119,104
		1,438,792

Textiles, Apparel & Luxury Goods - 0.06%
Grendene SA (b)	21,500	96,423
Guararapes Confeccoes SA (b)	6,300	77,866
Shenzhou International Group Holdings, Ltd. (b)	73,000	378,232
		552,521

Transportation Infrastructure - 0.07%
Shenzhen International Holdings, Ltd. (b)	124,000	170,771
TAV Havalimanlari Holding AS (b)	19,000	149,297
Tianjin Port Development Holdings, Ltd. (b)	450,000	71,790
Wilson Sons, Ltd. - BDR	24,800	186,102
		577,960

Wireless Telecommunication Services - 0.07%
China Mobile, Ltd. - ADR	6,930	412,335
SK Telecom Co., Ltd. - ADR	8,361	204,008
		616,343
TOTAL COMMON STOCKS
(Cost $370,609,228)		$459,097,356

See Notes to the Financial Statements.	The Leuthold Funds - 2015 Annual Report 55

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2015

	Shares	Fair Value

PREFERRED STOCKS - 0.03%

Banks - 0.01%
Itau Unibanco Holding SA - ADR	10,775	$71,330

Chemicals - 0.01%
Braskem SA - ADR	12,267	103,411

Food & Staples Retailing - 0.01%
Cia Brasileira de Distribuicao Grupo Pao de Acucar - ADR	7,141	89,548
TOTAL PREFERRED STOCKS
(Cost $509,694)		$264,289

INVESTMENT COMPANIES - 8.71%

Exchange Traded Funds - 8.71%
CurrencyShares Japanese Yen Trust (a)(h)	117,346	$9,485,077
iShares CMBS ETF	20,199	1,043,682
iShares MBS ETF	231,305	25,355,654
iShares MSCI India Small-Cap ETF	15,020	497,462
PowerShares Build America Bond Portfolio	108,822	3,186,308
SPDR Barclays International Treasury Bond ETF	462,787	24,097,319
SPDR Barclays Short-Term International Treasury Bond ETF	52,283	1,572,673
Vanguard Mortgage-Backed Securities ETF	79,679	4,251,672
Vanguard Total International Bond ETF	100,149	5,300,887
TOTAL INVESTMENT COMPANIES
(Cost $76,280,961)		$74,790,734

	Principal
	Amount	Fair Value

CORPORATE BONDS - 2.97%

Banks - 1.02%
JP Morgan Chase & Co.
1.500%, 01/27/2025	$4,600,000	$4,989,617
Wells Fargo & Co.
1.125%, 10/29/2021	3,430,000	3,804,225
		8,793,842

Biotechnology - 0.18%
Amgen, Inc.
4.100%, 06/15/2021	1,417,000	1,504,626

Capital Markets - 0.55%
Goldman Sachs Group, Inc.
6.150%, 04/01/2018	4,326,000	4,764,427

Health Care Providers & Services - 0.31%
Coventry Health Care, Inc.
5.950%, 03/15/2017	2,469,000	2,625,202

Industrial Conglomerates - 0.51%
General Electric Co.
5.250%, 12/06/2017	4,012,000	4,346,673

Internet Software & Services - 0.40%
Alibaba Group Holding, Ltd.
2.500%, 11/28/2019
(Cost $3,500,175, Acquisition Date 4/14/15) (b)(d)	3,480,000	3,415,230
TOTAL CORPORATE BONDS
(Cost $25,159,166)		$25,450,000

MUNICIPAL BONDS - 0.30%
State of California
5.700%, 11/01/2021	$2,180,000	$2,548,071
TOTAL MUNICIPAL BONDS
(Cost $2,557,246)		$2,548,071

56 The Leuthold Funds - 2015 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2015

	Principal Amount		Fair Value

UNITED STATES TREASURY OBLIGATIONS - 3.26%

United States Treasury Notes - 3.26%
0.625%, 07/15/2016		$5,170,000	$5,182,253
2.125%, 05/15/2025		22,700,000	22,836,563
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $27,624,346)			$28,018,816

FOREIGN GOVERNMENT BONDS - 3.71%

Bank Nederlands Gemeenten NV
1.850%, 11/07/2016 (b)
	JPY	410,000,000	$3,489,492
Development Bank of Japan
1.750%, 03/17/2017 (b)
	JPY	410,000,000	3,497,555
Federal Republic of Germany
1.000%, 08/15/2025 (b)
	EUR	2,150,000	2,496,485
Government of France
0.500%, 05/25/2025 (b)
	EUR	10,410,000	11,204,874
Government of United Kingdom
3.750%, 09/07/2020 (b)
	GBP	2,950,000	5,013,675
Republic of Italy
1.350%, 04/15/2022 (b)
	EUR	2,970,000	3,346,221
4.500%, 03/01/2019 (b)
	EUR	2,190,000	2,783,201

			6,129,422
TOTAL FOREIGN GOVERNMENT BONDS
(Cost $33,582,967)			$31,831,503

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 22.76%

Money Market Funds - 22.76%
Fidelity Institutional Money Market Funds - Government Portfolio,
0.010% (c)(g)	195,377,200	$195,377,200
TOTAL SHORT-TERM INVESTMENTS
(Cost $195,377,200)		$195,377,200

Total Investments
(Cost $731,700,808) - 95.23%		$817,377,969
Other Assets in Excess of Liabilities - 4.77%		40,896,977
TOTAL NET ASSETS - 100.00%		$858,274,946

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
BDR	Brazillian Depositary Receipt
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NVDR	Non-Voting Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2015.
(d)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933.  Resale to the public may require registration or may extend only to qualified institutional buyers.  At September 30, 2015, the market value of these securities total $3,415,230, which represents 0.40% of total net assets.

(e)	Illiquid security. The fair value of these securities total $86,312, which represents 0.01% of total net assets.
(f)	The security is currently being fair valued in accordance with procedures established by the Board of Directors of Leuthold Funds, Inc. due to a lack of market activity and observable inputs.
(g)	All or a portion of the assets have been committed as collateral for open securities sold short.
(h)	Affiliated security. (See Note 2)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2015 Annual Report 57

Leuthold Core Investment Fund
Consolidated Schedule of Securities Sold Short - (a)
September 30, 2015

	Shares	Fair Value
COMMON STOCKS - 18.95%

Aerospace & Defense - 0.07%
DigitalGlobe, Inc.	32,736	$622,639

Air Freight & Logistics - 0.09%
UTi Worldwide, Inc.	161,195	739,885

Beverages - 0.31%
Boston Beer Co., Inc. - Class A	12,787	2,693,070

Chemicals - 0.74%
Flotek Industries, Inc.	82,100	1,371,070
HB Fuller Co.	39,868	1,353,120
Platform Specialty Products Corp.	87,062	1,101,334
W.R. Grace & Co.	26,996	2,511,978
		6,337,502

Commercial Services & Supplies - 0.30%
Clean Harbors, Inc.	45,902	2,018,311
Mobile Mini, Inc.	19,395	597,172
		2,615,483

Communications Equipment - 0.10%
Ruckus Wireless, Inc.	70,900	842,292

Construction & Engineering - 0.22%
AECOM	69,715	1,917,860

Diversified Telecommunication Services - 0.41%
Cogent Communications Holdings, Inc.	48,164	1,308,134
Zayo Group Holdings, Inc.	85,662	2,172,389
		3,480,523

Electric Utilities - 0.30%
ITC Holdings Corp.	77,580	2,586,517

Electronic Equipment, Instruments & Components - 0.34%
InvenSense, Inc.	134,580	1,250,248
Itron, Inc.	25,429	811,440
Universal Display Corp.	25,459	863,060
		2,924,748

Energy Equipment & Services - 0.37%
Core Laboratories NV (b)	14,870	1,484,026
Weatherford International PLC (b)	196,968	1,670,289
		3,154,315

Food & Staples Retailing - 0.15%
PriceSmart, Inc.	16,701	1,291,655

Food Products - 0.31%
J.M. Smucker Co.	23,645	2,697,658

Gas Utilities - 0.30%
Energen Corp.	33,078	1,649,269
Piedmont Natural Gas Co., Inc.	21,981	880,779
		2,530,048

Health Care Equipment & Supplies - 0.32%
Endologix, Inc.	53,875	660,508
HeartWare International, Inc.	29,308	1,533,101
Wright Medical Group, Inc.	26,938	566,237
		2,759,846

Health Care Providers & Services - 0.19%
Brookdale Senior Living, Inc.	70,038	1,608,073

Health Care Technology - 0.49%
Athenahealth, Inc.	18,641	2,485,777
Veeva Systems, Inc. - Class A	71,849	1,681,985
		4,167,762

58	The Leuthold Funds - 2015 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund
Consolidated Schedule of Securities Sold Short - (a) (continued)
September 30, 2015

	Shares	Fair Value

COMMON STOCKS - 18.95% (continued)

Hotels, Restaurants & Leisure - 0.87%
Boyd Gaming Corp.	54,737	$892,213
Melco Crown Entertainment, Ltd. - ADR	133,611	1,838,487
MGM Resorts International	59,370	1,095,377
Restaurant Brands International, Inc. (b)	62,926	2,260,302
Wynn Resorts, Ltd.	25,429	1,350,788
		7,437,167
Household Products - 0.34%
Kimberly-Clark Corp.	27,028	2,947,133

Independent Power and Renewable Electricity Producers - 0.18%
NRG Energy, Inc.	105,811	1,571,293

Independent Power Producers & Energy Traders - 0.33%
Abengoa Yield PLC (b)	35,810	592,655
Dynegy, Inc.	76,934	1,590,226
TerraForm Power, Inc. - Class A	43,436	617,660
		2,800,541
Industrial Conglomerates - 0.26%
Koninklijke Philips NV - NYRS	94,066	2,206,788

Internet & Catalog Retail - 0.19%
Wayfair, Inc. - Class A	46,435	1,628,011

Internet Software & Services - 1.57%
Benefitfocus, Inc.	50,535	1,579,219
Demandware, Inc.	37,066	1,915,571
Envestnet, Inc.	14,618	438,101
Gogo, Inc.	56,799	867,889
HomeAway, Inc.	81,459	2,161,922
LinkedIn Corp. - Class A	14,754	2,805,178
Marketo, Inc.	29,713	844,443
Pandora Media, Inc.	132,749	2,832,864
		13,445,187
Machinery - 0.57%
EnPro Industries, Inc.	14,439	565,576
Manitowoc Co., Inc.	137,490	2,062,350
Proto Labs, Inc.	12,391	830,197
SPX Corp.	31,571	376,326
SPX FLOW, Inc.	31,571	1,086,990
		4,921,439
Media - 0.87%
E.W. Scripps Co. - Class A	50,637	894,756
IMAX Corp. (b)	55,789	1,885,110
Liberty Media Corp. - Class A	63,034	2,251,575
News Corp. - Class A	192,833	2,433,552
		7,464,993
Metals & Mining - 0.34%
ArcelorMittal - NYRS	213,992	1,102,059
United States Steel Corp.	178,092	1,855,718
		2,957,777
Multiline Retail - 0.34%
J.C. Penney Co., Inc.	317,541	2,949,956

Oil, Gas & Consumable Fuels - 2.82%
Anadarko Petroleum Corp.	25,106	1,516,151
Cameco Corp. (b)	142,231	1,730,951
Cheniere Energy, Inc.	31,032	1,498,846
Cimarex Energy Co.	17,671	1,810,924
Concho Resources, Inc.	15,849	1,557,957
EQT Corp.	21,852	1,415,354
Exxon Mobil Corp.	40,429	3,005,896
InterOil Corp. (b)	34,157	1,151,432
Memorial Resource Development Corp.	88,432	1,554,635
Newfield Exploration Co.	51,229	1,685,434
Occidental Petroleum Corp.	23,420	1,549,233
ONEOK, Inc.	55,276	1,779,887
Parsley Energy, Inc. - Class A	102,122	1,538,979
Rice Energy, Inc.	65,276	1,054,860
Teekay Corp. (b)	46,440	1,376,482
		24,227,021

See Notes to the Financial Statements.	The Leuthold Funds - 2015 Annual Report	59

Leuthold Core Investment Fund
Consolidated Schedule of Securities Sold Short - (a) (continued)
September 30, 2015

	Shares	Fair Value
COMMON STOCKS - 18.95% (continued)

Paper & Forest Products - 0.26%
Louisiana-Pacific Corp.	156,238	$2,224,829

Pharmaceuticals - 0.19%
Pacira Pharmaceuticals, Inc.	39,544	1,625,258

Professional Services - 0.17%
Huron Consulting Group, Inc.	23,382	1,462,076

Real Estate Investment Trusts (REITs) - 0.81%
American Homes 4 Rent - Class A	94,605	1,521,248
American Tower Corp.	25,537	2,246,745
Gramercy Property Trust, Inc.	38,445	798,503
Paramount Group, Inc.	140,722	2,364,130
		6,930,626

Real Estate Management & Development - 0.09%
Kennedy-Wilson Holdings, Inc.	36,726	814,215

Road & Rail - 0.29%
Hertz Global Holdings, Inc.	149,519	2,501,453

Semiconductors & Semiconductor Equipment - 0.87%
Cree, Inc.	69,176	1,676,135
Fairchild Semiconductor International, Inc.	67,336	945,397
Monolithic Power Systems, Inc.	19,972	1,022,566
Power Integrations, Inc.	23,347	984,543
SunPower Corp.	114,973	2,304,059
Veeco Instruments, Inc.	25,321	519,334
		7,452,034

Software - 1.86%
Autodesk, Inc.	59,205	2,613,309
Bottomline Technologies, Inc.	32,078	802,271
CommVault Systems, Inc.	35,558	1,207,550
NetSuite, Inc.	29,617	2,484,866
Rovi Corp.	106,876	1,121,129
Splunk, Inc.	52,757	2,920,100
TiVo, Inc.	156,885	1,358,624
Workday, Inc. - Class A	38,851	2,675,280
Zendesk, Inc.	39,221	773,046
		15,956,175

Technology Hardware, Storage & Peripherals - 0.20%
Electronics for Imaging, Inc.	18,856	816,088
Nimble Storage, Inc.	38,100	918,972
		1,735,060

Wireless Telecommunication Services - 0.52%
America Movil SAB de CV - ADR	134,669	2,228,772
SBA Communications Corp. - Class A	21,011	2,200,692
		4,429,464

TOTAL COMMON STOCKS
(Proceeds $186,292,092)		$162,658,372

INVESTMENT COMPANIES - 2.76%

Exchange Traded Funds - 2.76%
SPDR S&P 500 ETF Trust	123,501	$23,666,496
TOTAL INVESTMENT COMPANIES
(Proceeds $24,307,580)		$23,666,496

TOTAL SECURITIES SOLD SHORT
(Proceeds $210,599,672) - 21.71%		$186,324,868

Percentages are stated as a percent of net assets.
ADR       American Depositary Receipt
NYRS     New York Registry Shares
(a)   Non-income producing security.
(b)   Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

60	The Leuthold Funds - 2015 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund
Consolidated Schedule of Investments
September 30, 2015

	Shares	Fair Value

COMMON STOCKS - 53.11%

Airlines - 4.63%
Alaska Air Group, Inc.	31,137	$2,473,835
American Airlines Group, Inc.	48,334	1,876,809
Copa Holdings SA - Class A (b)	5,829	244,410
Delta Air Lines, Inc.	82,672	3,709,493
International Consolidated Airlines Group SA (a)(b)	122,856	1,097,452
JetBlue Airways Corp. (a)	162,651	4,191,516
United Continental Holdings, Inc. (a)	17,431	924,715
		14,518,230

Auto Components - 2.74%
Brembo SpA (b)	13,924	538,674
Calsonic Kansei Corp. (b)	177,000	1,329,146
Goodyear Tire & Rubber Co.	47,351	1,388,805
Lear Corp.	16,754	1,822,500
Leoni AG (b)	6,926	369,881
Magna International, Inc. (b)	39,167	1,880,408
Plastic Omnium SA (b)	32,016	735,490
Showa Corp. (b)	65,300	520,645
		8,585,549

Automobiles - 1.61%
Daihatsu Motor Co., Ltd. (b)	16,000	185,079
Ford Motor Co.	79,012	1,072,193
Geely Automobile Holdings, Ltd. (b)	725,000	347,504
Hyundai Motor Co. (b)	3,999	555,702
Kia Motors Corp. (b)	15,880	719,860
Nissan Motor Co., Ltd. (b)	81,400	748,440
Tata Motors, Ltd. - ADR	23,687	532,957
Thor Industries, Inc.	9,231	478,166
Volkswagen AG (b)	3,443	405,666
		5,045,567

Banks - 0.23%
Powszechna Kasa Oszczednosci Bank Polski SA (b)	94,097	729,634

Chemicals - 1.89%
AK Holdings, Inc. (b)	6,152	416,499
Denki Kagaku Kogyo KK (b)	331,000	1,306,095
LyondellBasell Industries NV - Class A (b)	18,455	1,538,409
Orica, Ltd. (b)	113,011	1,199,440
Tosoh Corp. (b)	306,000	1,472,651
		5,933,094

Consumer Finance - 0.71%
Navient Corp.	89,453	1,005,452
Santander Consumer USA Holdings, Inc. (a)	59,710	1,219,278
		2,224,730

Electronic Equipment, Instruments & Components - 4.32%
Arrow Electronics, Inc. (a)	21,365	1,181,057
Avnet, Inc.	25,131	1,072,591
Benchmark Electronics, Inc. (a)	36,612	796,677
Celestica, Inc. (a)(b)	89,840	1,158,038
Delta Electronics Thailand PCL - NVDR	372,500	904,348
Hexagon AB - Class B (b)	36,741	1,122,495
Hon Hai Precision Industry Co., Ltd. (b)	614,838	1,606,234
Innolux Corp. (b)	2,306,000	722,204
Oki Electric Industry Co., Ltd. (b)	371,000	578,530
Plexus Corp. (a)	21,172	816,816
Sanmina Corp. (a)	51,430	1,099,059
SYNNEX Corp.	16,544	1,407,233
Tech Data Corp. (a)	15,698	1,075,313
		13,540,595

See Notes to the Financial Statements.	The Leuthold Funds - 2015 Annual Report	61

Leuthold Global Fund
Consolidated Schedule of Investments (continued)
September 30, 2015

	Shares	Fair Value

COMMON STOCKS - 53.11% (continued)

Health Care Providers & Services - 6.92%
Aetna, Inc.	19,713	$2,156,799
Anthem, Inc.	15,149	2,120,860
Bangkok Dusit Medical Services PCL - NVDR	799,800	408,523
Bumrungrad Hospital PCL - NVDR	109,600	653,356
Centene Corp. (a)	31,073	1,685,089
Cigna Corp.	9,489	1,281,205
Community Health Systems, Inc. (a)	17,117	732,094
HCA Holdings, Inc. (a)	26,606	2,058,240
Health Net, Inc. (a)	30,355	1,827,978
Humana, Inc.	13,408	2,400,032
LifePoint Health, Inc. (a)	12,900	914,610
Magellan Health, Inc. (a)	15,230	844,199
Mediclinic International, Ltd. (b)	103,006	822,242
Select Medical Holdings Corp.	54,325	586,167
UnitedHealth Group, Inc.	18,463	2,141,893
Universal Health Services, Inc. - Class B	8,490	1,059,637
		21,692,924

Household Durables - 5.38%
Barratt Developments PLC (b)	160,846	1,571,137
Bellway PLC (b)	27,799	1,047,439
Berkeley Group Holdings PLC (b)	30,605	1,549,235
Helen of Troy, Ltd. (a)(b)	18,294	1,633,654
La-Z Boy, Inc.	34,862	925,935
Lennar Corp. - Class A	25,622	1,233,187
LG Electronics, Inc. (b)	35,628	1,376,258
Meritage Homes Corp. (a)	26,203	956,933
Mohawk Industries, Inc. (a)	10,513	1,911,158
Pioneer Corp. (b)	194,300	422,205
Redrow PLC (b)	86,107	595,623
Ryland Group, Inc.	24,389	995,803
Sekisui House, Ltd. (b)	68,500	1,072,979
Standard Pacific Corp. (a)	132,248	1,057,984
Sumitomo Forestry Co., Ltd. (b)	46,000	515,250
		16,864,780

Insurance - 7.01%
Allstate Corp.	18,116	1,055,076
Argo Group International Holdings, Ltd. (b)	11,505	651,068
Aspen Insurance Holdings, Ltd. (b)	20,148	936,278
Assured Guaranty, Ltd. (b)	28,227	705,675
Axis Capital Holdings, Ltd. (b)	17,262	927,315
China Taiping Insurance Holdings Co., Ltd. (a)(b)	385,400	1,206,154
Endurance Specialty Holdings, Ltd. (b)	20,403	1,245,195
Everest Re Group, Ltd. (b)	13,245	2,295,888
Intact Financial Corp. (b)	16,278	1,143,180
Insurance Australia Group, Ltd. (b)	167,263	571,895
Manulife Financial Corp. (b)	96,007	1,486,189
MS&AD Insurance Group Holdings, Inc. (b)	37,100	995,388
Muenchener Rueckversicherungs AG (b)	12,272	2,291,987
Reinsurance Group of America, Inc.	14,749	1,336,112
SCOR SE (b)	45,013	1,616,438
Swiss Re AG (b)	27,122	2,326,990
Travelers Companies, Inc.	11,957	1,190,080
		21,980,908

62	The Leuthold Funds - 2015 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund
Consolidated Schedule of Investments (continued)
September 30, 2015

	Shares	Fair Value

COMMON STOCKS - 53.11% (continued)

Life Sciences Tools & Services - 2.70%
Gerresheimer AG (b)	11,892	$869,274
ICON PLC (a)(b)	21,785	1,546,081
Lonza Group AG (b)	9,046	1,186,979
PAREXEL International Corp. (a)	22,841	1,414,315
PerkinElmer, Inc.	17,882	821,857
Quintiles Transnational Holdings, Inc. (a)	19,721	1,371,990
VWR Corp. (a)	49,423	1,269,677
		8,480,173

Media - 2.31%
Asatsu DK, Inc. (b)	15,100	339,739
Hakuhodo DY Holdings, Inc. (b)	52,600	498,691
Interpublic Group of Cos., Inc.	60,786	1,162,836
Omnicom Group, Inc.	25,954	1,710,369
Publicis Groupe SA (b)	26,051	1,780,407
WPP PLC - ADR	84,140	1,751,707
		7,243,749

Multiline Retail - 0.15%
Debenhams PLC (b)	401,356	480,372

Oil, Gas & Consumable Fuels - 2.84%
Alon USA Energy, Inc.	47,524	858,759
Marathon Petroleum Corp.	35,032	1,623,033
Phillips 66	17,741	1,363,218
Tesoro Corp.	18,701	1,818,485
Valero Energy Corp.	30,959	1,860,636
Western Refining, Inc.	31,460	1,388,015
		8,912,146

Paper & Forest Products - 0.19%
China Forestry Holdings Co., Ltd. (a)(b)(e)(f)	2,484,000	48,077
Mercer International, Inc. (b)	53,438	535,983
		584,060

Professional Services - 2.32%
Adecco SA (b)	11,673	854,879
Dun & Bradstreet Corp.	4,772	501,060
Experian PLC (b)	53,284	855,379
FTI Consulting, Inc. (a)	11,934	495,380
Hays PLC (b)	217,031	504,467
Korn/Ferry International	14,931	493,768
ManpowerGroup, Inc.	10,064	824,141
Randstad Holding NV (b)	14,474	865,127
Robert Half International, Inc.	16,749	856,879
TechnoPro Holdings, Inc. (b)	18,500	490,474
Teleperformance (b)	6,944	526,895
		7,268,449

Real Estate Management & Development - 1.87%
Brookfield Property Partners LP	30,073	645,367
Daiwa House Industry Co., Ltd. (b)	50,000	1,239,544
Deutsche EuroShop AG (b)	8,119	365,084
Deutsche Wohnen AG (b)	35,322	944,673
Jones Lang Lasalle, Inc.	7,103	1,021,198
Kerry Properties, Ltd. (b)	157,000	431,060
Megaworld Corp. (b)	3,596,000	336,613
Pruksa Real Estate PCL - NVDR	438,600	347,993
Takara Leben Co., Ltd. (b)	107,200	526,499
		5,858,031

Road & Rail - 2.82%
AMERCO	4,055	1,595,521
Canadian National Railway Co. (b)	17,221	977,900
Central Japan Railway Co. (b)	9,700	1,563,909
ComfortDelGro Corp., Ltd. (b)	443,000	894,941
Con-way, Inc.	21,744	1,031,753
Norfolk Southern Corp.	11,424	872,793
Sankyu, Inc. (b)	105,000	508,664
Seino Holdings Co., Ltd. (b)	64,000	667,721
Werner Enterprises, Inc.	28,855	724,260
		8,837,462

See Notes to the Financial Statements.	The Leuthold Funds - 2015 Annual Report	63

Leuthold Global Fund
Consolidated Schedule of Investments (continued)
September 30, 2015

	Shares	Fair Value

COMMON STOCKS - 53.11% (continued)

Wireless Telecommunication Services - 2.47%
China Mobile, Ltd. - ADR	28,195	$1,677,602
Freenet AG (b)	25,790	853,253
KDDI Corp. (b)	67,800	1,517,575
SoftBank Group Corp. (b)	28,600	1,322,459
Tele2 AB - Class B (b)	80,867	788,664
Vodafone Group PLC - ADR	49,747	1,578,970
		7,738,523
TOTAL COMMON STOCKS
(Cost $149,614,156)		$166,518,976

PREFERRED STOCKS - 0.19%

Automobiles - 0.19%
Porsche Automobile Holding SE (b)	13,658	$581,092
TOTAL PREFERRED STOCKS
(Cost $1,026,248)		$581,092

INVESTMENT COMPANIES - 10.59%

Exchange Traded Funds - 10.59%
CurrencyShares Japanese Yen Trust (a)	55,540	$4,489,298
iShares CMBS ETF	13,500	697,545
iShares Floating Rate Bond ETF	47,650	2,403,942
iShares MBS ETF	106,082	11,628,709
PowerShares Build America Bond Portfolio	56,300	1,648,464
PowerShares International Corporate Bond Portfolio	17,393	445,956
SPDR Barclays International Corporate Bond ETF	14,608	458,399
SPDR Barclays International Treasury Bond ETF	154,483	8,043,930
SPDR Barclays Short-Term International Treasury Bond ETF	36,396	1,094,792
Vanguard Total International Bond ETF	43,359	2,294,992
TOTAL INVESTMENT COMPANIES
(Cost $33,761,225)		$33,206,027

	Principal Amount	Fair Value
CORPORATE BONDS - 2.41%

Banks - 0.82%
JP Morgan Chase & Co. 1.500%, 01/27/2025	$920,000	$997,923
Wells Fargo & Co. 1.125%, 10/29/2021	1,420,000	1,574,927
		2,572,850

Biotechnology - 0.25%
Amgen, Inc. 4.100%, 06/15/2021	731,000	776,204

Industrial Conglomerates - 0.35%
General Electric Co. 5.250%, 12/06/2017	1,025,000	1,110,503

Internet & Catalog Retail - 0.35%
Expedia, Inc. 7.456%, 08/15/2018	970,000	1,094,777

Internet Software & Services - 0.64%
Alibaba Group Holding, Ltd. 2.500%, 11/28/2019 (Cost $2,051,827, Acquisition Date 4/14/15) (b)(d)	2,040,000	2,002,032
TOTAL CORPORATE BONDS (Cost $7,481,409)		$7,556,366

64	The Leuthold Funds - 2015 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund
Consolidated Schedule of Investments (continued)
September 30, 2015

	Principal Amount		Fair Value

MUNICIPAL BONDS - 0.32%
State of California 5.700%, 11/01/2021		$850,000	$993,514
TOTAL MUNICIPAL BONDS (Cost $997,091)			$993,514

UNITED STATES TREASURY OBLIGATIONS - 3.24%

United States Treasury Notes - 3.24%
0.625%, 07/15/2016		$1,000,000	$1,002,370
2.125%, 05/15/2025		9,098,000	9,152,734
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $10,003,021)			$10,155,104

FOREIGN GOVERNMENT BONDS - 4.50%
Bank Nederlands Gemeenten NV 1.850%, 11/07/2016 (b)	JPY	170,000,000	$1,446,863
Development Bank of Japan 1.750%, 03/17/2017 (b)	JPY	160,000,000	1,364,899
Federal Republic of Germany
3.500%, 07/04/2019 (b)	EUR	1,630,000	2,070,859
1.000%, 08/15/2025 (b)	EUR	800,000	928,925
			2,999,784
Government of France
0.500%, 05/25/2025 (b)	EUR	4,080,000	4,391,536
Government of United Kingdom
3.750%, 09/07/2020 (b)	GBP	1,570,000	2,668,295
Republic of Italy
1.350%, 04/15/2022 (b)	EUR	1,100,000	1,239,341
TOTAL FOREIGN GOVERNMENT BONDS (Cost $15,082,167)			$14,110,718

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 20.33%

Money Market Funds - 20.33%
Fidelity Institutional Money Market Funds - Government Portfolio, 0.010% (c)(g)	63,739,250	$63,739,250
TOTAL SHORT-TERM INVESTMENTS (Cost $63,739,250)		$63,739,250

Total Investments (Cost $281,704,569) - 94.69%		$296,861,047
Other Assets in Excess of Liabilities - 5.31%		16,663,082
TOTAL NET ASSETS - 100.00%		$313,524,129

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NVDR	Non-Voting Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2015.
(d)
Restriced security as defined in Rule 144(a) under the Securities Act of 1933.  Resale to the public may require registration or may extend only to qualified institutional buyers. At September 30, 2015, the market value of these securities total $2,002,032, which represents 0.64% of total net assets.

(e)	Illiquid security. The fair value of these securities total $48,077, which represents 0.02% of total net assets.
(f)	The security is currently being fair valued in accordance with procedures established by the Board of Directors of Leuthold Funds, Inc. due to a lack of market activity and observable inputs.
(g)	All or a portion of the assets have been committed as collateral for open securities sold short.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2015 Annual Report	65

Leuthold Global Fund
Consolidated Schedule of Investments (continued) September 30, 2015

	Fair Value	Percentage of Total Investments
CURRENCY EXPOSURE September 30, 2015
Australian Dollar	$1,771,335	0.60%
British Pound	12,121,105	4.08
Canadian Dollar	2,121,080	0.72
Euro	23,947,454	8.07
Hong Kong Dollar	2,032,796	0.69
Japanese Yen	20,633,443	6.95
New Taiwan Dollar	2,328,438	0.78
Philippine Peso	336,613	0.11
Polish Zloty	729,634	0.25
Singapore Dollar	894,941	0.30
South African Rand	822,243	0.28
South Korea Won	3,068,319	1.03
Swedish Krona	1,911,159	0.64
Swiss Franc	4,368,849	1.47
Thai Baht	2,314,220	0.78
US Dollar	217,459,418	73.25
Total Investments	$296,861,047	100.00%

	Fair Value	Percentage of Total Investments
PORTFOLIO DIVERSIFICATION September 30, 2015
Australia	$1,771,335	0.60%
Canada	7,181,698	2.41
Cayman Islands	2,002,032	0.67
China	395,581	0.14
France	9,050,766	3.05
Germany	9,680,694	3.26
Hong Kong	3,314,816	1.11
India	532,957	0.18
Italy	1,778,015	0.60
Japan	19,186,582	6.48
Netherlands	2,311,990	0.78
Panama	244,410	0.08
Philippines	336,613	0.11
Poland	729,634	0.25
Singapore	894,941	0.30
South Africa	822,243	0.28
South Korea	3,068,319	1.03
Sweden	1,911,159	0.64
Switzerland	4,368,848	1.47
Taiwan	2,328,438	0.78
Thailand	2,314,220	0.78
United Kingdom	15,246,157	5.13
United States	207,389,599	69.87
Total Investments	$296,861,047	100.00%

66	The Leuthold Funds - 2015 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund
Consolidated Schedule of Securities Sold Short - (a) September 30, 2015

	Shares	Fair Value
COMMON STOCKS - 9.25%

Aerospace & Defense - 0.04%
DigitalGlobe, Inc.	5,843	$111,134

Air Freight & Logistics - 0.04%
UTi Worldwide, Inc.	28,718	131,816

Beverages - 0.15%
Boston Beer Co., Inc. - Class A	2,278	479,770

Chemicals - 0.36%
Flotek Industries, Inc.	14,656	244,755
HB Fuller Co.	7,103	241,076
Platform Specialty Products Corp.	15,511	196,214
W.R. Grace & Co.	4,819	448,408
		1,130,453

Commercial Services & Supplies - 0.15%
Clean Harbors, Inc.	8,178	359,587
Mobile Mini, Inc.	3,455	106,379
		465,966

Communications Equipment - 0.05%
Ruckus Wireless, Inc.	12,631	150,056

Construction & Engineering - 0.11%
AECOM	12,420	341,674

Diversified Telecommunication Services - 0.20%
Cogent Communications Holdings, Inc.	8,581	233,060
Zayo Group Holdings, Inc.	15,261	387,019
		620,079

Electric Utilities - 0.15%
ITC Holdings Corp.	13,822	460,825

Electronic Equipment, Instruments & Components - 0.17%
InvenSense, Inc.	23,977	222,746
Itron, Inc.	4,530	144,552
Universal Display Corp.	4,536	153,771
		521,069

Energy Equipment & Services - 0.18%
Core Laboratories NV (b)	2,655	264,969
Weatherford International PLC (b)	35,091	297,572
		562,541

Food & Staples Retailing - 0.07%
PriceSmart, Inc.	2,975	230,087

Food Products - 0.15%
J.M. Smucker Co.	4,221	481,574

Gas Utilities - 0.14%
Energen Corp.	5,905	294,423
Piedmont Natural Gas Co., Inc.	3,916	156,914
		451,337

Health Care Equipment & Supplies - 0.16%
Endologix, Inc.	9,598	117,671
HeartWare International, Inc.	5,221	273,111
Wright Medical Group, Inc.	4,799	100,875
		491,657

Health Care Providers & Services - 0.09%
Brookdale Senior Living, Inc.	12,478	286,495

Health Care Technology - 0.24%
Athenahealth, Inc.	3,321	442,855
Veeva Systems, Inc. - Class A	12,799	299,625
		742,480

See Notes to the Financial Statements.	The Leuthold Funds - 2015 Annual Report	67

Leuthold Global Fund
Consolidated Schedule of Securities Sold Short - (a) (continued) September 30, 2015

	Shares	Fair Value
COMMON STOCKS - 9.25% (continued)

Hotels, Restaurants & Leisure - 0.42%
Boyd Gaming Corp.	9,752	$158,957
Melco Crown Entertainment, Ltd. - ADR	23,804	327,543
MGM Resorts International	10,577	195,146
Restaurant Brands International, Inc. (b)	11,211	402,699
Wynn Resorts, Ltd.	4,530	240,634
		1,324,979

Household Products - 0.17%
Kimberly-Clark Corp.	4,815	525,028

Independent Power and Renewable Electricity Producers - 0.09%
NRG Energy, Inc.	18,851	279,937

Independent Power Producers &Energy Traders - 0.16%
Abengoa Yield PLC (b)	6,204	102,676
Dynegy, Inc.	13,706	283,303
TerraForm Power, Inc. - Class A	7,525	107,006
		492,985

Industrial Conglomerates - 0.13%
Koninklijke Philips NV - NYRS	16,759	393,166

Internet & Catalog Retail - 0.09%
Wayfair, Inc. - Class A	8,290	290,647

Internet Software & Services - 0.76%
Benefitfocus, Inc.	9,003	281,344
Demandware, Inc.	6,604	341,295
Envestnet, Inc.	2,531	75,854
Gogo, Inc.	10,140	154,939
HomeAway, Inc.	14,513	385,175
LinkedIn Corp. - Class A	2,634	500,802
Marketo, Inc.	5,304	150,740
Pandora Media, Inc.	23,650	504,691
		2,394,840

Machinery - 0.28%
EnPro Industries, Inc.	2,572	100,745
Manitowoc Co., Inc.	24,495	367,425
Proto Labs, Inc.	2,208	147,936
SPX Corp.	5,625	67,050
SPX FLOW, Inc.	5,625	193,669
		876,825

Media - 0.42%
E.W. Scripps Co. - Class A	9,040	159,737
IMAX Corp. (b)	9,939	335,839
Liberty Media Corp. - Class A	11,230	401,135
News Corp. - Class A	34,424	434,431
		1,331,142

Metals & Mining - 0.17%
ArcelorMittal - NYRS	38,125	196,344
United States Steel Corp.	31,793	331,283
		527,627

Multiline Retail - 0.17%
J.C. Penney Co., Inc.	56,573	525,563

Oil, Gas & Consumable Fuels - 1.38%
Anadarko Petroleum Corp.	4,473	270,124
Cameco Corp. (b)	25,340	308,388
Cheniere Energy, Inc.	5,529	267,051
Cimarex Energy Co.	3,148	322,607
Concho Resources, Inc.	2,829	278,091
EQT Corp.	3,901	252,668
Exxon Mobil Corp.	7,203	535,543
InterOil Corp. (b)	6,085	205,125
Memorial Resource Development Corp.	15,787	277,535
Newfield Exploration Co.	9,145	300,870
Occidental Petroleum Corp.	4,181	276,573
ONEOK, Inc.	9,848	317,106
Parsley Energy, Inc. - Class A	18,231	274,741
Rice Energy, Inc.	11,653	188,313
Teekay Corp. (b)	8,274	245,241
		4,319,976

68	The Leuthold Funds - 2015 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund
Consolidated Schedule of Securities Sold Short - (a) (continued) September 30, 2015

	Shares	Fair Value
COMMON STOCKS - 9.25% (continued)

Paper & Forest Products - 0.13%
Louisiana-Pacific Corp.	27,835	$396,370

Pharmaceuticals - 0.09%
Pacira Pharmaceuticals, Inc.	7,045	289,549

Professional Services - 0.08%
Huron Consulting Group, Inc.	4,166	260,500

Real Estate Investment Trusts (REITs) - 0.39%
American Homes 4 Rent - Class A	16,855	271,028
American Tower Corp.	4,550	400,309
Gramercy Property Trust, Inc.	6,863	142,545
Paramount Group, Inc.	25,071	421,193
		1,235,075

Real Estate Management & Development - 0.05%
Kennedy-Wilson Holdings, Inc.	6,556	145,347

Road & Rail - 0.14%
Hertz Global Holdings, Inc.	26,692	446,557

Semiconductors & Semiconductor Equipment - 0.42%
Cree, Inc.	12,324	298,610
Fairchild Semiconductor International, Inc.	11,996	168,424
Monolithic Power Systems, Inc.	3,558	182,170
Power Integrations, Inc.	4,168	175,764
SunPower Corp.	20,525	411,321
Veeco Instruments, Inc.	4,511	92,521
		1,328,810

Software - 0.91%
Autodesk, Inc.	10,548	465,589
Bottomline Technologies, Inc.	5,727	143,232
CommVault Systems, Inc.	6,335	215,137
NetSuite, Inc.	5,287	443,579
Rovi Corp.	18,516	194,233
Splunk, Inc.	9,399	520,235
TiVo, Inc.	27,950	242,047
Workday, Inc. - Class A	6,922	476,649
Zendesk, Inc.	6,988	137,733
		2,838,434

Technology Hardware, Storage & Peripherals - 0.10%
Electronics for Imaging, Inc.	3,359	145,377
Nimble Storage, Inc.	6,788	163,727
		309,104

Wireless Telecommunication Services - 0.25%
America Movil SAB de CV - ADR	24,041	397,878
SBA Communications Corp. - Class A	3,743	392,042
		789,920

TOTAL COMMON STOCKS (Proceeds $3,267,013)		$28,981,394

INVESTMENT COMPANIES - 9.89%

Exchange Traded Funds - 9.89%
iShares MSCI EAFE ETF	325,969	$18,684,543
iShares MSCI Emerging Markets ETF	247,533	8,114,132
SPDR S&P 500 ETF Trust	22,003	4,216,435
TOTAL INVESTMENT COMPANIES (Proceeds $34,465,407)		$31,015,110
TOTAL SECURITIES SOLD SHORT
(Proceeds $67,732,420) - 19.14%		$59,996,504

Percentages are stated as a percent of net assets.
ADR        American Depositary Receipt
NYRS      New York Registry Shares
(a)     Non-income producing security.
(b)     Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2015 Annual Report	69

Leuthold Select Industries Fund
Schedule of Investments
September 30, 2015

	Shares	Fair Value

COMMON STOCKS - 98.32%

Aerospace & Defense - 4.60%
Boeing Co.	716	$93,760
L-3 Communications Holdings, Inc.	604	63,130
Lockheed Martin Corp.	671	139,105
Northrop Grumman Corp.	888	147,363
Raytheon Co.	969	105,873
Triumph Group, Inc.	746	31,392
		580,623

Airlines - 8.28%
Alaska Air Group, Inc.	2,701	214,594
American Airlines Group, Inc.	3,404	132,177
Delta Air Lines, Inc.	3,963	177,820
Hawaiian Holdings, Inc. (a)	6,295	155,361
JetBlue Airways Corp. (a)	7,941	204,640
Southwest Airlines Co.	4,238	161,213
		1,045,805

Biotechnology - 3.82%
Alexion Pharmaceuticals, Inc. (a)	469	73,347
Amgen, Inc.	574	79,396
Biogen, Inc. (a)	269	78,497
Celgene Corp. (a)	857	92,702
Gilead Sciences, Inc.	775	76,097
United Therapeutics Corp. (a)	627	82,287
		482,326

Consumer Finance - 4.00%
Capital One Financial Corp.	2,326	168,682
Discover Financial Services	3,162	164,392
Navient Corp.	5,951	66,889
PRA Group, Inc. (a)	1,052	55,672
Santander Consumer USA Holdings, Inc. (a)	2,402	49,049
		504,684

Electronic Equipment, Instruments & Components - 1.48%
Flextronics International, Ltd. (a)	8,747	92,194
Jabil Circuit, Inc.	4,228	94,580
		186,774

Food & Staples Retailing - 4.21%
CVS Health Corp.	2,360	227,693
Rite Aid Corp. (a)	12,379	75,140
Walgreens Boots Alliance, Inc.	2,750	228,525
		531,358

Health Care Providers & Services - 20.43%
Aetna, Inc.	2,006	219,476
AmerisourceBergen Corp.	976	92,710
Anthem, Inc.	1,758	246,120
Cardinal Health, Inc.	2,377	182,601
Centene Corp. (a)	1,121	60,792
Cigna Corp.	947	127,864
Community Health Systems, Inc. (a)	1,264	54,061
Ensign Group, Inc.	857	36,534
Hanger, Inc. (a)	1,461	19,928
HCA Holdings, Inc. (a)	2,797	216,376
Health Net, Inc. (a)	1,178	70,939
Henry Schein, Inc. (a)	481	63,838
Humana, Inc.	910	162,890
Kindred Healthcare, Inc.	1,454	22,901
LifePoint Health, Inc. (a)	1,230	87,207
Magellan Health, Inc. (a)	1,119	62,026
McKesson Corp.	786	145,434
Owens & Minor, Inc.	1,015	32,419
Patterson Cos., Inc.	1,418	61,329
PharMerica Corp. (a)	1,053	29,979
Quest Diagnostics, Inc.	983	60,425

70	The Leuthold Funds - 2015 Annual Report	See Notes to the Financial Statements.

Leuthold Select Industries Fund
Schedule of Investments
September 30, 2015

	Shares	Fair Value

COMMON STOCKS - 98.32% (continued)

Health Care Providers & Services - 20.43% (continued)
Select Medical Holdings Corp.	2,200	$23,738
UnitedHealth Group, Inc.	2,080	241,301
Universal Health Services, Inc. - Class B	1,096	136,792
VCA, Inc. (a)	2,319	122,095
		2,579,775

Household Durables - 4.36%
D.R. Horton, Inc.	4,282	125,720
Lennar Corp. - Class A	2,241	107,859
Meritage Homes Corp. (a)	1,623	59,272
PulteGroup, Inc.	5,864	110,654
Ryland Group, Inc.	1,799	73,453
Standard Pacific Corp. (a)	9,195	73,560
		550,518

Insurance - 9.26%
Alleghany Corp. (a)	108	50,556
Allied World Assurance Co. Holdings AG (b)	1,484	56,644
Allstate Corp.	2,425	141,232
Aspen Insurance Holdings, Ltd. (b)	1,335	62,037
Assured Guaranty, Ltd. (b)	5,879	146,975
Axis Capital Holdings, Ltd. (b)	1,208	64,894
Endurance Specialty Holdings, Ltd. (b)	1,352	82,513
Everest Re Group, Ltd. (b)	762	132,085
Hanover Insurance Group, Inc.	663	51,515
Reinsurance Group of America, Inc.	1,476	133,711
Travelers Companies, Inc.	1,595	158,750
Validus Holdings, Ltd. (b)	1,945	87,661
		1,168,573

IT Services - 10.61%
Accenture PLC - Class A (b)	865	84,995
Amdocs, Ltd.	1,156	65,753
CACI International Inc. - Class A (a)	507	37,503
CGI Group, Inc. - Class A (a)(b)	1,082	39,179
Cognizant Technology Solutions Corp. - Class A (a)	1,148	71,876
Computer Sciences Corp.	1,513	92,868
Convergys Corp.	2,103	48,601
DST Systems, Inc.	828	87,056
Fiserv, Inc. (a)	1,402	121,427
Global Payments, Inc.	775	88,916
International Business Machines Corp.	1,015	147,145
MasterCard, Inc. - Class A	1,536	138,424
NeuStar, Inc. - Class A (a)	1,671	45,468
Science Applications International Corp.	1,049	42,180
Teradata Corp. (a)	1,143	33,101
Visa, Inc. - Class A	2,177	151,650
Western Union Co.	2,364	43,403
		1,339,545

Media - 4.35%
Comcast Corp. - Class A	1,783	101,417
Interpublic Group of Cos., Inc.	6,579	125,856
Omnicom Group, Inc.	2,414	159,083
WPP PLC - ADR	1,570	163,327
		549,683

Multiline Retail - 4.36%
Big Lots, Inc.	2,237	107,197
Burlington Stores, Inc. (a)	521	26,592
Dollar General Corp.	2,644	191,531
Target Corp.	2,866	225,440
		550,760

See Notes to the Financial Statements.	The Leuthold Funds - 2015 Annual Report	71

Leuthold Select Industries Fund
Schedule of Investments (continued)
September 30, 2015

	Shares	Fair Value
COMMON STOCKS - 98.32% (continued)

Oil, Gas & Consumable Fuels - 5.28%
Alon USA Energy, Inc.	2,879	$52,024
Marathon Petroleum Corp.	3,018	139,824
Phillips 66	1,473	113,185
Tesoro Corp.	1,531	148,875
Valero Energy Corp.	2,442	146,764
Western Refining, Inc.	1,485	65,518
		666,190
Professional Services - 0.78%
ManpowerGroup, Inc.	1,198	98,104

Specialty Retail - 12.50%
Advance Auto Parts, Inc.	735	139,305
Asbury Automotive Group, Inc. (a)	2,342	190,053
AutoNation, Inc. (a)	1,678	97,626
AutoZone, Inc. (a)	209	151,280
Bed, Bath & Beyond, Inc. (a)	1,033	58,902
Best Buy Co., Inc.	1,886	70,008
Caleres, Inc.	2,231	68,112
CarMax, Inc. (a)	2,013	119,411
Foot Locker, Inc.	1,476	106,228
GameStop Corp. - Class A	1,431	58,972
The Gap, Inc.	2,680	76,380
Group 1 Automotive, Inc.	925	78,764
Lithia Motors, Inc. - Class A	1,185	128,110
O’Reilly Automotive, Inc. (a)	518	129,500
Penske Automotive Group, Inc.	2,163	104,776
		1,577,427

TOTAL COMMON STOCKS (Cost $9,894,598)		$12,412,145

Total Investments (Cost $9,894,598) - 98.32%	$12,412,145
Other Assets in Excess of Liabilities - 1.68%	212,000
TOTAL NET ASSETS - 100.00%	$12,624,145

Percentages are stated as a percent of net assets.

ADR   American Depository Receipt
(a)  Non-income producing security.
(b)   Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

72	The Leuthold Funds - 2015 Annual Report	See Notes to the Financial Statements.

Leuthold Global Industries Fund
Schedule of Investments
September 30, 2015

	Shares	Fair Value

COMMON STOCKS - 100.28%

Airlines - 8.48%
Alaska Air Group, Inc.	3,503	$278,313
American Airlines Group, Inc.	5,450	211,623
Copa Holdings SA - Class A (b)	655	27,464
Delta Air Lines, Inc.	9,299	417,246
International Consolidated Airlines Group SA (a)(b)	14,046	125,471
JetBlue Airways Corp. (a)	18,280	471,076
United Continental Holdings, Inc. (a)	1,981	105,092
		1,636,285

Auto Components - 5.14%
Brembo SpA (b)	1,584	61,280
Calsonic Kansei Corp. (b)	22,000	165,205
Goodyear Tire & Rubber Co.	5,412	158,734
Lear Corp.	1,885	205,050
Leoni AG (b)	788	42,083
Magna International, Inc. (b)	4,406	211,532
Plastic Omnium SA (b)	3,601	82,724
Showa Corp. (b)	8,200	65,380
		991,988

Automobiles - 3.19%
Daihatsu Motor Co., Ltd. (b)	2,000	23,135
Ford Motor Co.	8,888	120,610
Geely Automobile Holdings, Ltd. (b)	90,000	43,138
Hyundai Motor Co. (b)	549	76,289
Kia Motors Corp. (b)	2,182	98,913
Nissan Motor Co., Ltd. (b)	10,200	93,785
Tata Motors, Ltd. - ADR	2,665	59,963
Thor Industries, Inc.	1,039	53,820
Volkswagen AG (b)	387	45,598
		615,251

Banks - 0.43%
Powszechna Kasa Oszczednosci Bank Polski SA (b)	10,611	82,278

Chemicals - 3.85%
AK Holdings, Inc. (b)	891	60,322
Denki Kagaku Kogyo KK (b)	42,000	165,728
LyondellBasell Industries NV - Class A (b)	2,115	176,306
Orica, Ltd. (b)	14,432	153,174
Tosoh Corp. (b)	39,000	187,691
		743,221

Consumer Finance - 1.31%
Navient Corp.	10,152	114,108
Santander Consumer USA Holdings, Inc. (a)	6,776	138,366
		252,474

Electronic Equipment, Instruments & Components - 7.97%
Arrow Electronics, Inc. (a)	2,403	132,838
Avnet, Inc.	2,827	120,656
Benchmark Electronics, Inc. (a)	4,121	89,673
Celestica, Inc. (a)(b)	10,111	130,331
Delta Electronics Thailand PCL - NVDR	41,300	100,267
Hexagon AB - Class B (b)	4,133	126,270
Hon Hai Precision Industry Co., Ltd. (b)	67,712	176,895
Innolux Corp. (b)	300,000	93,955
Oki Electric Industry Co., Ltd. (b)	46,000	71,732
Plexus Corp. (a)	2,383	91,936
Sanmina Corp. (a)	5,785	123,625
SYNNEX Corp.	1,861	158,297
Tech Data Corp. (a)	1,765	120,903
		1,537,378

See Notes to the Financial Statements.	The Leuthold Funds - 2015 Annual Report	73

Leuthold Global Industries Fund
Schedule of Investments (continued)
September 30, 2015

	Shares	Fair Value

COMMON STOCKS - 100.28% (continued)

Health Care Providers & Services - 12.89%
Aetna, Inc.	2,216	$242,453
Anthem, Inc.	1,703	238,420
Bangkok Dusit Medical Services PCL - NVDR	101,400	51,793
Bumrungrad Hospital PCL - NVDR	13,900	82,862
Centene Corp. (a)	3,493	189,425
Cigna Corp.	1,121	151,358
Community Health Systems, Inc. (a)	1,944	83,145
HCA Holdings, Inc. (a)	3,089	238,965
Health Net, Inc. (a)	3,470	208,963
Humana, Inc.	1,507	269,753
LifePoint Health, Inc. (a)	1,529	108,406
Magellan Health, Inc. (a)	1,712	94,896
Mediclinic International, Ltd. (b)	11,719	93,547
Select Medical Holdings Corp.	6,179	66,671
UnitedHealth Group, Inc.	2,076	240,837
Universal Health Services, Inc. - Class B	1,006	125,559
		2,487,053

Household Durables - 10.29%
Barratt Developments PLC (b)	18,422	179,945
Bellway PLC (b)	3,183	119,932
Berkeley Group Holdings PLC (b)	3,504	177,374
Helen of Troy, Ltd. (a)(b)	2,057	183,690
La-Z Boy, Inc.	3,985	105,842
Lennar Corp. - Class A	2,933	141,165
LG Electronics, Inc. (b)	4,890	188,894
Meritage Homes Corp. (a)	3,002	109,633
Mohawk Industries, Inc. (a)	1,201	218,330
Pioneer Corp. (b)	24,600	53,455
Redrow PLC (b)	9,858	68,190
Ryland Group, Inc.	2,794	114,079
Sekisui House, Ltd. (b)	8,800	137,842
Standard Pacific Corp. (a)	15,146	121,168
Sumitomo Forestry Co., Ltd. (b)	5,900	66,086
		1,985,625

Insurance - 13.23%
Allstate Corp.	2,075	120,848
Argo Group International Holdings, Ltd. (b)	1,317	74,529
Aspen Insurance Holdings, Ltd. (b)	2,388	110,970
Assured Guaranty, Ltd. (b)	3,234	80,850
Axis Capital Holdings, Ltd. (b)	2,045	109,857
China Taiping Insurance Holdings Co., Ltd. (a)(b)	49,200	153,977
Endurance Specialty Holdings, Ltd. (b)	2,333	142,383
Everest Re Group, Ltd. (b)	1,490	258,277
Insurance Australia Group, Ltd. (b)	21,348	72,992
Intact Financial Corp. (b)	1,850	129,923
Manulife Financial Corp. (b)	11,161	172,772
MS&AD Insurance Group Holdings, Inc. (b)	4,600	123,417
Muenchener Rueckversicherungs AG (b)	1,405	262,406
Reinsurance Group of America, Inc.	1,686	152,735
SCOR SE (b)	5,063	181,815
Swiss Re AG (b)	3,111	266,915
Travelers Companies, Inc.	1,369	136,256
		2,550,922
74	The Leuthold Funds - 2015 Annual Report	See Notes to the Financial Statements.

Leuthold Global Industries Fund
Schedule of Investments (continued)
September 30, 2015

	Shares	Fair Value

COMMON STOCKS - 100.28% (continued)

Life Sciences Tools & Services - 4.99%
Gerresheimer AG (b)	1,349	$98,608
ICON PLC (a)(b)	2,472	175,438
Lonza Group AG (b)	1,026	134,627
PAREXEL International Corp. (a)	2,592	160,497
PerkinElmer, Inc.	2,030	93,299
Quintiles Transnational Holdings, Inc. (a)	2,238	155,698
VWR Corp. (a)	5,609	144,095
		962,262

Media - 4.38%
Asatsu DK, Inc. (b)	1,900	42,748
Hakuhodo DY Holdings, Inc. (b)	6,500	61,625
Interpublic Group of Cos., Inc.	7,100	135,823
Omnicom Group, Inc.	2,992	197,173
Publicis Groupe SA (b)	3,004	205,303
WPP PLC - ADR	9,701	201,965
		844,637

Multiline Retail - 0.28%
Debenhams PLC (b)	45,548	54,515

Oil, Gas & Consumable Fuels - 5.31%
Alon USA Energy, Inc.	5,572	100,686
Marathon Petroleum Corp.	4,054	187,822
Phillips 66	1,996	153,373
Tesoro Corp.	2,152	209,260
Valero Energy Corp.	3,577	214,978
Western Refining, Inc.	3,570	157,508
		1,023,627

Paper & Forest Products - 0.33%
China Forestry Holdings Co., Ltd. (a)(b)(c)(d)	116,000	2,245
Mercer International, Inc. (b)	6,117	61,354
		63,599

Professional Services - 4.46%
Adecco SA (b)	1,371	100,406
Dun & Bradstreet Corp.	567	59,535
Experian PLC (b)	6,257	100,445
FTI Consulting, Inc. (a)	1,419	58,902
Hays PLC (b)	25,804	59,979
Korn/Ferry International	1,775	58,699
ManpowerGroup, Inc.	1,182	96,794
Randstad Holding NV (b)	1,700	101,611
Robert Half International, Inc.	1,967	100,632
TechnoPro Holdings, Inc. (b)	2,300	60,978
Teleperformance (b)	826	62,675
		860,656

Real Estate Management & Development - 3.64%
Brookfield Property Partners LP	3,412	73,222
Daiwa House Industry Co., Ltd. (b)	6,300	156,182
Deutsche EuroShop AG (b)	921	41,414
Deutsche Wohnen AG (b)	4,048	108,262
Jones Lang Lasalle, Inc.	806	115,879
Kerry Properties, Ltd. (b)	20,000	54,912
Megaworld Corp. (b)	455,000	42,591
Pruksa Real Estate PCL - NVDR	55,500	44,035
Takara Leben Co., Ltd. (b)	13,500	66,304
		702,801

See Notes to the Financial Statements.	The Leuthold Funds - 2015 Annual Report	75

Leuthold Global Industries Fund
Schedule of Investments (continued)
September 30, 2015

	Shares	Fair Value

COMMON STOCKS - 100.28% (continued)

Road & Rail - 5.41%
AMERCO	460	$180,996
Canadian National Railway Co. (b)	1,954	110,959
Central Japan Railway Co. (b)	1,200	193,473
ComfortDelGro Corp., Ltd. (b)	56,000	113,130
Con-way, Inc.	2,467	117,059
Norfolk Southern Corp.	1,296	99,015
Sankyu, Inc. (b)	13,000	62,978
Seino Holdings Co., Ltd. (b)	8,000	83,465
Werner Enterprises, Inc.	3,274	82,177
		1,043,252

Wireless Telecommunication Services - 4.70%
China Mobile, Ltd. - ADR	3,244	193,018
Freenet AG (b)	3,024	100,048
KDDI Corp. (b)	8,100	181,303
Softbank Group Corp. (b)	3,400	157,216
Tele2 AB - Class B (b)	9,482	92,474
Vodafone Group PLC - ADR	5,723	181,648
		905,707
TOTAL COMMON STOCKS (Cost $17,702,240)		$19,343,531

PREFERRED STOCKS - 0.34%

Automobiles - 0.34%
Porsche Automobile Holding SE (b)	1,536	$65,351
TOTAL PREFERRED STOCKS (Cost $122,710)		$65,351
Total Investments (Cost $17,824,950) - 100.62%		$19,408,882
Liabilities in Excess of Other Assets - (0.62)%		(120,244)
TOTAL NET ASSETS - 100.00%		$19,288,638

Percentages are stated as a percent of net assets.
ADR      American Depositary Receipt
NVDR   Non-Voting Depositary Receipt

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Illiquid security. The fair value of these securities total $2,245, which represents 0.01% of total net assets.
(d)	The security is currently being fair valued in accordance with procedures established by the Board of Directors of the Leuthold Funds due to a halt in trading of the security on January 26, 2011.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

76	The Leuthold Funds - 2015 Annual Report	See Notes to the Financial Statements.

Leuthold Global Industries Fund
Schedule of Investments (continued)
September 30, 2015

		Percentage
	Fair	of Total
	Value	Investments

CURRENCY EXPOSURE September 30, 2015
Australian Dollar	$226,166	1.16%
British Pound	1,087,816	5.60
Canadian Dollar	240,881	1.24
Euro	1,459,177	7.52
Hong Kong Dollar	254,273	1.31
Japanese Yen	2,219,727	11.44
New Taiwan Dollar	270,851	1.40
Philippine Peso	42,591	0.22
Polish Zloty	82,278	0.42
Singapore Dollar	113,130	0.58
South African Rand	93,547	0.48
South Korea Won	424,418	2.19
Swedish Krona	218,744	1.13
Swiss Franc	501,948	2.59
Thai Baht	278,957	1.44
US Dollar	11,894,378	61.28
Total Investments	$19,408,882	100.00%

	Fair Value	Percentage of Total Investments

PORTFOLIO DIVERSIFICATION September 30, 2015
Australia	$226,166	1.16%
Canada	816,871	4.21
China	45,383	0.23
France	532,517	2.74
Germany	763,770	3.95
Hong Kong	401,907	2.06
India	59,963	0.31
Italy	61,280	0.31
Japan	2,219,727	11.44
Netherlands	101,611	0.52
Panama	27,464	0.14
Philippines	42,591	0.22
Poland	82,278	0.42
Singapore	113,130	0.58
South Africa	93,547	0.48
South Korea	424,418	2.19
Sweden	218,744	1.13
Switzerland	501,948	2.59
Taiwan	270,851	1.40
Thailand	278,957	1.44
United Kingdom	1,444,902	7.46
United States	10,680,857	55.02
Total Investments	$19,408,882	100.00%

See Notes to the Financial Statements.	The Leuthold Funds - 2015 Annual Report	77

Grizzly Short Fund
Schedule of Investments
September 30, 2015

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 73.17%
Money Market Funds - 73.17%
Fidelity Institutional Money Market Funds - Government Portfolio, 0.010% (a)(b)	194,511,818	$194,511,818
TOTAL SHORT-TERM INVESTMENTS (Cost $194,511,818)		$194,511,818

Total Investments (Cost $194,511,818) - 73.17%		$194,511,818
Other Assets in Excess of Liabilities - 26.83% (b)		71,331,366
TOTAL NET ASSETS - 100.00%		$265,843,184

Percentages are stated as a percent of net assets.
(a)   The rate quoted is the annualized seven-day yield as of September 30, 2015.
(b)   All or a portion of the assets have been committed as collateral for open securities sold short.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

78	The Leuthold Funds - 2015 Annual Report	See Notes to the Financial Statements.

Grizzly Short Fund
Schedule of Securities Sold Short - (a)
September 30, 2015

	Shares	Fair Value

COMMON STOCKS - 85.12%

Aerospace & Defense - 0.34%
DigitalGlobe, Inc.	47,894	$910,944

Air Freight & Logistics - 0.38%
UTi Worldwide, Inc.	219,785	1,008,813

Beverages - 1.37%
Boston Beer Co., Inc. - Class A	17,336	3,651,135

Chemicals - 3.43%
Flotek Industries, Inc.	118,561	1,979,969
HB Fuller Co.	54,359	1,844,944
Platform Specialty Products Corp.	118,708	1,501,656
W.R. Grace & Co.	40,696	3,786,763
		9,113,332

Commercial Services & Supplies - 1.34%
Clean Harbors, Inc.	62,586	2,751,906
Mobile Mini, Inc.	26,445	814,242
		3,566,148

Communications Equipment - 0.43%
Ruckus Wireless, Inc.	96,670	1,148,440

Construction & Engineering - 0.98%
AECOM	95,054	2,614,936

Diversified Telecommunication Services - 1.79%
Cogent Communications Holdings, Inc.	65,671	1,783,625
Zayo Group Holdings, Inc.	116,798	2,961,997
		4,745,622

Electric Utilities - 1.33%
ITC Holdings Corp.	105,779	3,526,672

Electronic Equipment, Instruments & Components - 1.50%
InvenSense, Inc.	183,497	1,704,687
Itron, Inc.	34,672	1,106,383
Universal Display Corp.	34,672	1,175,381
		3,986,451

Energy Equipment & Services - 1.65%
Core Laboratories NV (b)	21,156	2,111,369
Weatherford International PLC (b)	268,561	2,277,397
		4,388,766

Food & Staples Retailing - 0.66%
PriceSmart, Inc.	22,772	1,761,186

Food Products - 1.54%
J.M. Smucker Co.	35,847	4,089,784

Gas Utilities - 1.33%
Energen Corp.	46,866	2,336,739
Piedmont Natural Gas Co., Inc.	29,971	1,200,938
		3,537,677

Health Care Equipment & Supplies - 1.42%
Endologix, Inc.	73,458	900,595
HeartWare International, Inc.	39,961	2,090,360
Wright Medical Group, Inc.	36,729	772,044
		3,762,999

Health Care Providers & Services - 0.83%
Brookdale Senior Living, Inc.	95,495	2,192,565

Health Care Technology - 2.14%
Athenahealth, Inc.	25,416	3,389,224
Veeva Systems, Inc. - Class A	97,993	2,294,016
		5,683,240

See Notes to the Financial Statements.	The Leuthold Funds - 2015 Annual Report	79

Grizzly Short Fund
Schedule of Securities Sold Short - (a) (continued)
September 30, 2015

	Shares	Fair Value

COMMON STOCKS - 85.12% (continued)

Hotels, Restaurants & Leisure - 3.74%
Boyd Gaming Corp.	74,633	$1,216,518
Melco Crown Entertainment, Ltd. - ADR	166,766	2,294,700
MGM Resorts International	80,950	1,493,527
Restaurant Brands International, Inc. (b)	85,799	3,081,900
Wynn Resorts, Ltd.	34,672	1,841,777
		9,928,422

Household Products - 1.51%
Kimberly-Clark Corp.	36,876	4,020,959

Independent Power and Renewable Electricity Producers - 0.81%
NRG Energy, Inc.	144,271	2,142,424

Independent Power Producers & Energy Traders - 1.66%
Abengoa Yield PLC (b)	66,553	1,101,452
Dynegy, Inc.	104,898	2,168,242
TerraForm Power, Inc. - Class A	80,657	1,146,942
		4,416,636

Industrial Conglomerates - 1.13%
Koninklijke Philips NV - NYRS	128,257	3,008,909

Internet & Catalog Retail - 0.55%
Wayfair, Inc. - Class A	41,877	1,468,208

Internet Software & Services - 7.18%
Benefitfocus, Inc.	68,903	2,153,219
Demandware, Inc.	50,539	2,611,855
Envestnet, Inc.	27,179	814,555
Gogo, Inc.	85,652	1,308,762
HomeAway, Inc.	111,068	2,947,745
LinkedIn Corp. - Class A	22,184	4,217,844
Marketo, Inc.	41,136	1,169,085
Pandora Media, Inc.	181,000	3,862,540
		19,085,605

Machinery - 2.52%
EnPro Industries, Inc.	19,687	771,140
Manitowoc Co., Inc.	187,464	2,811,960
Proto Labs, Inc.	16,895	1,131,965
SPX Corp.	43,046	513,108
SPX FLOW, Inc.	43,046	1,482,074
		6,710,247

Media - 3.99%
E.W. Scripps Co. - Class A	73,164	1,292,808
IMAX Corp. (b)	75,955	2,566,519
Liberty Media Corp. - Class A	85,945	3,069,955
News Corp. - Class A	291,480	3,678,478
		10,607,760

Metals & Mining - 1.53%
ArcelorMittal - NYRS	291,774	1,502,636
United States Steel Corp.	247,056	2,574,324
		4,076,960

Multiline Retail - 1.51%
J.C. Penney Co., Inc.	432,960	4,022,198

Oil, Gas & Consumable Fuels - 12.67%
Anadarko Petroleum Corp.	34,231	2,067,210
Cameco Corp. (b)	193,928	2,360,104
Cheniere Energy, Inc.	42,312	2,043,670
Cimarex Energy Co.	24,094	2,469,153
Concho Resources, Inc.	22,478	2,209,587
EQT Corp.	30,999	2,007,805
Exxon Mobil Corp.	55,093	4,096,165
InterOil Corp. (b)	46,572	1,569,942
Memorial Resource Development Corp.	125,172	2,200,524
Newfield Exploration Co.	72,723	2,392,587
Occidental Petroleum Corp.	33,203	2,196,378
ONEOK, Inc.	75,368	2,426,850
Parsley Energy, Inc. - Class A	144,859	2,183,025
Rice Energy, Inc.	97,405	1,574,065
Teekay Corp. (b)	63,321	1,876,834
		33,673,899

80	The Leuthold Funds - 2015 Annual Report	See Notes to the Financial Statements.

Grizzly Short Fund
Schedule of Securities Sold Short - (a) (continued)
September 30, 2015

	Shares	Fair Value

COMMON STOCKS - 85.12% (continued)

Paper & Forest Products - 1.14%
Louisiana-Pacific Corp.	213,027	$3,033,504

Pharmaceuticals - 0.83%
Pacira Pharmaceuticals, Inc.	53,918	2,216,030

Professional Services - 0.75%
Huron Consulting Group, Inc.	31,881	1,993,519

Real Estate Investment Trusts (REITs) - 3.58%
American Homes 4 Rent - Class A	128,992	2,074,191
American Tower Corp.	34,819	3,063,376
Gramercy Property Trust, Inc.	55,534	1,153,441
Paramount Group, Inc.	191,871	3,223,433
		9,514,441

Real Estate Management & Development - 0.46%
Kennedy-Wilson Holdings, Inc.	55,534	1,231,189

Road & Rail - 1.41%
Hertz Global Holdings, Inc.	223,164	3,733,534

Semiconductors & Semiconductor Equipment - 4.00%
Cree, Inc.	94,320	2,285,374
Fairchild Semiconductor International, Inc.	91,822	1,289,181
Monolithic Power Systems, Inc.	27,179	1,391,565
Power Integrations, Inc.	35,407	1,493,113
SunPower Corp.	173,507	3,477,080
Veeco Instruments, Inc.	34,525	708,108
		10,644,421

Software - 8.51%
Autodesk, Inc.	80,510	3,553,711
Bottomline Technologies, Inc.	46,278	1,157,413
CommVault Systems, Inc.	48,482	1,646,449
NetSuite, Inc.	43,340	3,636,226
Rovi Corp.	198,923	2,086,702
Splunk, Inc.	71,989	3,984,591
TiVo, Inc.	213,909	1,852,452
Workday, Inc. - Class A	52,890	3,642,005
Zendesk, Inc.	53,477	1,054,032
		22,613,581

Technology Hardware, Storage & Peripherals - 0.89%
Electronics for Imaging, Inc.	25,710	1,112,729
Nimble Storage, Inc.	51,861	1,250,887
		2,363,616

Wireless Telecommunication Services - 2.29%
America Movil SAB de CV - ADR	186,289	3,083,083
SBA Communications Corp. - Class A	28,648	3,000,591
		6,083,674

TOTAL COMMON STOCKS (Proceeds $253,216,476)		$226,278,446

INVESTMENT COMPANIES - 12.13%

Exchange Traded Funds - 12.13%
SPDR S&P 500 ETF Trust	168,365	$32,263,785
TOTAL INVESTMENT COMPANIES (Proceeds $32,848,700)		$32,263,785

TOTAL SECURITIES SOLD SHORT (Proceeds $286,065,176) - 97.25%		$258,542,231

Percentages are stated as a percent of net assets.

Percentages are stated as a percent of net assets.
ADR     American Depositary Receipt
NYRS   New York Registry Shares
(a)  Non-income producing security.
(b)  Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2015 Annual Report	81

82	The Leuthold Funds - 2015 Annual Report

The Leuthold Funds
Notes to the Financial Statements

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Leuthold Funds, Inc. (the “Company”) was incorporated on August 30, 1995, as a Maryland Corporation and is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. Leuthold Weeden Capital Management is the investment adviser (the “Adviser”). The Company consists of five series (each a “Fund”  and collectively the “Funds” ):

		Inception –	Inception –
		Retail	Institutional
Fund	Investment Objective	Share Class	Share Class
Leuthold Core Investment Fund	Seeks total return consistent with prudent investment risk over the long-term	11/20/1995	1/31/2006

Leuthold Global Fund	Seeks total return consistent with prudent investment risk over the long-term	7/1/2008	4/30/2008

Leuthold Select Industries Fund	Capital appreciation	6/19/2000	n/a

Leuthold Global Industries Fund	Seeks capital appreciation and dividend income	5/17/2010	5/17/2010

Grizzly Short Fund	Capital appreciation	6/19/2000	n/a

All classes of shares in a Fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fess and expenses, including distribution and shareholder servicing fees, may differ among classes.  Each class has exclusive voting rights on any matters relating to that class’s servicing or distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Funds:

a)   Investment Valuation – Securities listed on a national securities exchange are valued at the last sale price on the day the valuation is made, and securities that are traded on the NASDAQ Global Market, NASDAQ Global Select Market or the NASDAQ Capital Market are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities, including securities sold short, which are listed on an exchange but which are not traded on the valuation date are generally valued at the mean between the bid and the asked prices.  Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price or, if unavailable, at prices provided by an independent pricing service. Securities sold short which are not listed on an exchange but for which market quotations are readily available are generally valued at the average of the current bid and asked prices. Debt securities are valued at bid prices provided by an independent pricing service that may use a matrix pricing method or other analytical pricing model. Other assets, including certain investments in open-end investment companies, and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Directors and the Funds’ Fair Value Pricing Committee. Exchange traded options are valued at the last reported sale price on an exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest

The Leuthold Funds - 2015 Annual Report	83

The Leuthold Funds

bid and lowest asked quotations at the close of the exchanges is used.  Non-exchange traded options will be valued at the mean between the last bid and asked quotations. For options where market quotations are not readily available, fair value shall be determined.

The Funds may invest in foreign securities. Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange (NYSE).  The Board has approved the use of their independent pricing provider’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE.  Foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, then these securities may be valued as determined in good faith by the Funds’  Board. Some of the factors which may be considered by the Board and the Funds’  Fair Value Pricing Committee in determining fair value are fundamental analytical data relating to the investment, the nature and duration of any restrictions on disposition, trading in similar securities of the same issuer or comparable companies, information from broker dealers, and an evaluation of the forces that influence the market in which the securities are purchased and sold. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

Physical metals are valued at prices provided by an independent pricing service. The Leuthold Core Investment Fund, the Leuthold Global Fund, and the Leuthold Global Industries Fund may invest in metals such as aluminum, copper, zinc, lead, nickel, tin, silver, palladium and other industrial and precious metals. Metals not traded on an exchange are valued at the mean between the closing bid and asked prices as obtained from a reputable pricing source.  As of September 30, 2015, none of the Funds held physical metals.

b)    Fair Valuation Measurements – The Funds have adopted fair valuation accounting standards, which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the following three levels:

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 -	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’investments and securities sold short as of September 30, 2015:

84	The Leuthold Funds - 2015 Annual Report

The Leuthold Funds

Leuthold Core Investment Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$20,217,885	$—	$—	$20,217,885
Air Freight & Logistics	—	111,452	—	111,452
Airlines	36,961,056	592,696	—	37,553,752
Auto Components	126,220	376,439	—	502,659
Automobiles	407,385	307,953	—	715,338
Banks	108,940	2,378,402	—	2,487,342
Biotechnology	16,779,378	—	—	16,779,378
Building Products	—	219,462	—	219,462
Capital Markets	—	214,626	—	214,626
Chemicals	36,496	1,033,868	6,488	1,076,852
Construction Services & Supplies	120,645	—	—	120,645
Construction & Engineering	5,480	—	—	5,480
Consumer Finance	17,508,361	—	—	17,508,361
Containers & Packaging	—	127,438	—	127,438
Distributors	—	209,540	—	209,540
Diversified Consumer Services	46,977	—	—	46,977
Diversified Financial Services	—	422,771	—	422,771
Diversified Telecommunication Services	330,884	138,189	—	469,073
Electric Utilities	—	98,461	—	98,461
Electrical Equipment	—	87,807	—	87,807
Electronic Equipment, Instruments & Components	6,585,799	915,250	—	7,501,049
Food & Staples Retailing	18,530,069	69,613	—	18,599,682
Food Products	584,533	1,126,607	—	1,711,140
Gas Utilities	—	86,253	—	86,253
Health Care Equipment & Supplies	—	253,497	—	253,497
Health Care Providers & Services	89,662,338	892,912		90,555,250
Hotels, Restaurants & Leisure	65,026	98,817	79,824	243,667
Household Durables	19,213,435	733,333	—	19,946,768
Independent Power Producers & Energy Traders	152,280	—	—	152,280
Industrial Conglomerates	—	133,178	—	133,178
Insurance	41,007,489	1,913,116	—	42,920,605
Internet Software & Services	—	522,554	—	522,554
IT Services	46,598,293	667,588	—	47,265,881
Machinery	—	328,752	—	328,752
Media	19,389,609	—	—	19,389,609
Metals & Mining	—	187,632	—	187,632
Multiline Retail	19,079,369	—	—	19,079,369
Oil, Gas & Consumable Fuels	23,785,025	456,020	—	24,241,045
Paper & Forest Products	344,872	125,706	—	470,578
Personal Products	—	656,007	—	656,007
Pharmaceuticals	345,497	231,922	—	577,419
Professional Services	3,425,377	—	—	3,425,377
Real Estate Management & Development	—	1,436,151	—	1,436,151
Road & Rail	124,259	—	—	124,259
Semiconductors & Semiconductor Equipment	304,377	1,350,625	—	1,655,002
Specialty Retail	55,069,527	403,910	—	55,473,437
Technology Hardware, Storage & Peripherals	—	1,438,792	—	1,438,792
Textiles, Apparel & Luxury Goods	174,289	378,232	—	552,521
Transportation Infrastructure	186,102	391,858	—	577,960
Wireless Telecommunication Services	616,343	—	—	616,343
Total Common Stocks	$437,893,615	$21,117,429	$86,312	$459,097,356

The Leuthold Funds - 2015 Annual Report	85

The Leuthold Funds

Leuthold Core Investment Fund (continued)
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Preferred Stocks	$264,289	$—	$—	$264,289
Exchange Traded Funds	74,790,734	—	—	74,790,734
Corporate Bonds	—	25,450,000	—	25,450,000
Municipal Bonds	—	2,548,071	—	2,548,071
United States Treasury Obligations	—	28,018,816	—	28,018,816
Foreign Government Bonds	—	31,831,503	—	31,831,503
Money Market Funds	195,377,200	—	—	195,377,200
Total Investments in Securities	$708,325,838	$108,965,819	$86,312	$817,377,969

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$162,658,372	$—	$—	$162,658,372
Exchange Traded Funds	23,666,496	—	—	23,666,496
Total Securities Sold Short	$186,324,868	$—	$—	$186,324,868

The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.  The following is a summary of transfers for the year ended September 30, 2015:

	Level 1	Level 2	Level 3
Transfers into:	$36,496	$1,578,543	$79,824
Transfers out of:	(1,578,543)	(116,320)	—
Net transfers into and/or out of:	$(1,542,047)	$1,462,223	$79,824

The transfers were due to the adjustment of fair value of certain securities due to developments that occurred between the time of the close of the foreign markets on which they trade and the close of regular session trading on the NYSE.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investment in
Securities at
Fair Value
Balance as of September 30, 2014	$290,696
Accrued discounts/premiums	—
Net realized gain (loss)	(10,013)
Change in net unrealized appreciation (depreciation)	(132,693)
Purchases	—
Sales	(141,502)
Transfer into and/or out of Level 3	79,824
Balance as of September 30, 2015	$86,312
Change in net unrealized appreciation (depreciation) during the period for Level 3 investments held at September 30, 2015:	$(128,415)

Significant unobservable valuation inputs for Level 3 investments as of September 30, 2015 are as follows:

	Fair Value at 09/30/2015	Valuation Techniques	Unobservable Input	Input Value(s)
Common Stock	$6,488	Comparable discount	Price and discount	1.25 HKD - 0.06 HKD
Common Stock	79,824	Last traded price due to halt in trading	Price	0.44 HKD

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Leuthold Global Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks
Airlines	$13,420,778	$1,097,452	$—	$14,518,230
Auto Components	5,091,713	3,493,836	—	8,585,549
Automobiles	2,083,316	2,962,251	—	5,045,567
Banks	—	729,634	—	729,634
Chemicals	1,538,409	4,394,685	—	5,933,094
Consumer Finance	2,224,730	—	—	2,224,730
Electronic Equipment, Instruments & Components	8,606,784	4,933,811	—	13,540,595
Health Care Providers & Services	19,808,803	1,884,121	—	21,692,924
Household Durables	8,714,654	8,150,126	—	16,864,780
Insurance	12,972,056	9,008,852	—	21,980,908
Life Science Tools & Services	6,423,920	2,056,253	—	8,480,173
Media	2,873,205	4,370,544	—	7,243,749
Multiline Retail	—	480,372	—	480,372
Oil, Gas & Consumable Fuels	8,912,146	—	—	8,912,146
Paper & Forest Products	535,983	—	48,077	584,060
Professional Services	3,171,228	4,097,221	—	7,268,449
Real Estate Management & Development	1,666,565	4,191,466	—	5,858,031
Road & Rail	5,202,227	3,635,235	—	8,837,462
Wireless Telecommunication Services	3,256,572	4,481,951	—	7,738,523
Total Common Stocks	106,503,089	59,967,810	48,077	166,518,976
Preferred Stocks	—	581,092	—	581,092
Exchange Traded Funds	33,206,027	—	—	33,206,027
Corporate Bonds	—	7,556,366	—	7,556,366
Municipal Bonds	—	993,514	—	993,514
United States Treasury Obligations	—	10,155,104	—	10,155,104
Foreign Government Bonds	—	14,110,718	—	14,110,718
Money Market Funds	63,739,250	—	—	63,739,250
Total Investments in Securities	$203,448,366	$93,364,604	$48,077	$296,861,047

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$28,981,394	$—	$—	$28,981,394
Exchange Traded Funds	31,015,110	—	—	31,015,110
Total Securities Sold Short	$59,996,504	$—	$—	$59,996,504

The Fund did not have transfers into or out of Level 1 or Level 2 during the period. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

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The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in
	Securities at
	at Fair Value
Balance as of September 30, 2014	$47,986
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	91	*
Purchases	—
Sales	—
Transfers into and/or out of Level 3	—
Balance as of September 30, 2015	$48,077	(1)

Change in unrealized appreciation (depreciation) during
the period ended for Level 3 investments held at September 30, 2015:	$91

*Unrealized appreciation is due to a change in foreign currency exchange rate.

(1)	The security (China Forestry Holdings Co., Ltd.) is classified as a Level 3 security due to a halt in trading of the security on January 26, 2011. The security is valued at fair value as determined in good faith by the Board. The Adviser submits a report to the Directors setting forth the factors considered in determining the price. The significant unobservable input used in the fair valuation of the security is a discount of 95% from the last traded price of HKD 2.95. Significant changes in the discount rate may result in a change in fair value measurement. For the duration of the period the discount was 95%.

Leuthold Select Industries Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$12,412,145	$—	$—	$12,412,145
Total Investments in Securities	$12,412,145	$—	$—	$12,412,145

The Fund did not invest in any Level 3 securities or have transfers into or out of Level 1 or Level 2 during the period.  The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

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Leuthold Global Industries Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks
Airlines	$1,510,814	$125,471	$—	$1,636,285
Auto Components	575,316	416,672	—	991,988
Automobiles	234,393	380,858	—	615,251
Banks	—	82,278	—	82,278
Chemicals	176,306	566,915	—	743,221
Consumer Finance	252,474	—	—	252,474
Electronic Equipment, Instruments & Components	968,259	569,119	—	1,537,378
Health Care Providers & Services	2,258,851	228,202	—	2,487,053
Household Durables	993,907	991,718	—	1,985,625
Insurance	1,489,400	1,061,522	—	2,550,922
Life Sciences Tools & Services	729,027	233,235	—	962,262
Media	332,996	511,641	—	844,637
Multiline Retail	—	54,515	—	54,515
Oil, Gas & Consumable Fuels	1,023,627	—	—	1,023,627
Paper & Forest Products	61,354	—	2,245	63,599
Professional Services	374,562	486,094	—	860,656
Real Estate Management & Development	189,101	513,700	—	702,801
Road & Rail	590,206	453,046	—	1,043,252
Wireless Telecommunication Services	374,666	531,041	—	905,707
Total Common Stocks	12,135,259	7,206,027	2,245	19,343,531
Preferred Stocks	—	65,351	—	65,351
Total Investments in Securities	$12,135,259	$7,271,378	$2,245	$19,408,882

The Fund did not have transfers into or out of Level 1 or Level 2 during the period. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investments in Securities at Fair Value
Balance as of September 30, 2014	$2,241
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	4	*
Purchases	—
Sales	—
Transfers into and/or out of Level 3	—
Balance as of September 30, 2015	$2,245	(1)
Change in unrealized appreciation (depreciation) during the period ended for Level 3 investments held at September 30, 2015:	$4

*Unrealized appreciation is due to a change in foreign currency exchange rate.

(1)
The security (China Forestry Holdings Co., Ltd.) is classified as a Level 3 security due to a halt in trading of the security on January 26, 2011. The security is valued at fair value as determined in good faith by the Directors. The Adviser submits a report to the Directors setting forth the factors considered in determining the price. The significant unobservable input used in the fair valuation of the security is a discount of 95% from the last traded price of HKD 2.95. Significant changes in the discount rate may result in a change in fair value measurement. For the duration of the period the discount was 95%.

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Grizzly Short Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Money Market Funds	$194,511,818	$—	$—	$194,511,818
Total Investments in Securities	$194,511,818	$—	$—	$194,511,818

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$226,278,446	$—	$—	$226,278,446
Exchange Traded Funds	32,263,785	—	—	32,263,785
Total Securities Sold Short	$258,542,231	$—	$—	$258,542,231

The Fund did not invest in any Level 3 securities or have transfers into or out of Level 1 or Level 2 during the period. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

For further information regarding security characteristics, see the Schedules of Investments and Securities Sold Short.

c)
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Funds also designate as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares. The tax character of distributions paid during the fiscal years ended September 30, 2015 and 2014, respectively, was as follows:

Year Ended September 30, 2015
	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund	Grizzly Short Fund
Distributions paid from:
Ordinary Income	$15,386,590	$6,958,022	$—	$119,919	$—
Long Term Capital Gain	34,978,255	28,877,645	—	380,557	—
Return of Capital	—	—	—	—	—
Total Distribution Paid	$50,364,845	$35,835,667	$—	$500,476	$—

Year Ended September 30, 2014
	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund	Grizzly Short Fund
Distributions paid from:
Ordinary Income	$24,526,872	$18,066,758	$—	$213,646	$—
Long Term Capital Gain	41,105,770	20,259,943	—	—	—
Return of Capital	—	—	—	—	—
Total Distribution Paid	$65,632,642	$38,326,701	$—	$213,646	$—

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At September 30, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund	Grizzly Short Fund
Undistributed Ordinary Income	$—	$—	$—	$4,791	$—
Undistributed long-term gains	17,426,145	5,376,639	—	635	—
Distributable earnings	17,426,145	5,376,639	—	5,426	—
Capital loss carryover and late-year losses	(22,893,949)	(1,695,886)	(953,466)	—	(163,232,620)
Other accumulated gains	23,456,858	7,602,839	—	—	26,149,224
Unrealized appreciation	84,759,464	14,851,371	2,457,679	1,537,605	—
Total accumulated earnings (deficit)	$102,748,518	$26,134,963	$1,504,213	$1,543,031	$(137,083,396)

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. U.S. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. These differences are primarily due to net operating losses, and differences from REIT adjustments and foreign currency gain and loss.

Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2015, the following table shows the reclassifications made:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Leuthold Core Investment Fund	$(2,655,824)	$2,655,824	$—
Leuthold Global Fund	(1,175,671)	1,415,232	(239,561)
Leuthold Select Industries Fund	44,738	—	(44,738)
Leuthold Global Industries Fund	(21,881)	21,881	—
Grizzly Short Fund	2,132,587	(23,547)	(2,109,040)

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Prior law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses, whereas under prior law all capital losses were carried forward as short-term capital losses.

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	Leuthold Core Investment Fund		Leuthold Global Fund	Leuthold Select Industries Fund		Leuthold Global Industries Fund	Grizzly Short Fund
Expires 09/30/17	$(19,829,934	)*	$—	$(431,254	)*	$—	$—
Expires 09/30/18	—		—	(511,354)		—	(18,663,090)
Expires 09/30/19	—		—	—		—	(25,380,935)
Unlimited Short-Term	—		—	—		—	(114,729,716)

*Capital loss carry forward subject to annual limitations.

The Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund and Grizzly Short Fund intend to defer and treat $3,064,015; $1,695,886; $10,858; and $4,458,879, respectively, of qualified late-year losses incurred during the fiscal year ended September 30, 2015 as arising in the fiscal year ending September 30, 2016.

As of September 30, 2015, the Funds had no tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the fiscal year ended September 30, 2015, the Funds did not incur any interest or penalties.

d)
Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

e)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f)
Basis for Consolidation for the Leuthold Core Investment Fund and Leuthold Global Fund –The Leuthold Core Investment Fund and Leuthold Global Fund may invest up to 25% of their total assets in their subsidiaries, Leuthold Core, Ltd. and Leuthold Global, Ltd. (the “Subsidiaries”), respectively. The Subsidiaries, which are organized under the laws of the Cayman Islands, are wholly-owned and controlled by the Leuthold Core Investment Fund and Leuthold Global Fund, respectively, and are therefore consolidated in the respective Funds’ financial statements herein. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The Subsidiaries act as investment vehicles in order to enter into certain investments for the Leuthold Core Investment Fund and Leuthold Global Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information. For the year ended September 30, 2015, no assets were held in the Subsidiaries.

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g)
Securities Sold Short – For financial statement purposes, an amount equal to the required amount of collateral to be segregated for securities sold short is included in the Statements of Assets and Liabilities as an asset. The amount of the securities sold short, shown as a liability, is subsequently marked-to-market to reflect the current fair value of the securities sold short. Subsequent fluctuations in the market prices of securities sold short may require purchasing the securities at prices which could differ from the amount reflected in the Statements of Assets and Liabilities. The Funds are liable for any dividends or interest payable on securities sold short. As collateral for their securities sold short, the Funds are required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. These segregated assets are valued consistent with Note 1a. The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short. The Leuthold Core Investment, Leuthold Global, and Grizzly Short Funds’ receivables from broker for securities sold short are with two major security dealers.

h)
Other – Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds, and interest income is recognized on an accrual basis. Discounts and premiums on bonds are amortized using the yield to maturity method over the life of the respective bond.  For financial reporting purposes, the Funds isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for realized gains and losses.

i)
Expenses – Expenses that directly relate to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds, such as Directors fees and expenses, insurance expense, and legal fees are allocated between the Funds based on the relative net asset value of the individual Funds.

j)
Counterparty risk – Counterparty risk may arise as the result of the failure of a counterparty to a securities contract to comply with the terms of the contract. Potential counterparty risk is measured by the creditworthiness of the counterparty and additional risk may arise from unanticipated events affecting the value of the underlying security.

k)
Subsequent Events – The Funds have evaluated subsequent events through the date of issuance of the Funds’ financial statements.  This evaluation did not result in any subsequent events that necessitated recognition or disclosure.

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2.	PLAN OF REORGANIZATION

As of the close of business on November 7, 2013, pursuant to an Agreement and Plan of Reorganization previously approved by the Funds’ Board of Directors (the”Board”), all of the assets, subject to the liabilities, of the Leuthold Asset Allocation Fund, were transferred to the Leuthold Core Investment Fund in exchange for a corresponding class of shares of the Leuthold Core Investment Fund of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. The exchange ratio for shareholders of the Retail Class and Institutional Class was 0.58 and 0.59, respectively. The net asset value of the Leuthold Core Investment Fund – Retail Class and Leuthold Core Investment Fund – Institutional Class shares on the close of business November 7, 2013, after the reorganization, was $18.85 and $18.84, respectively, and a total of 9,682,755 shares of Leuthold Core Investment Fund – Retail Class and 2,641,170 of Leuthold Core Investment Fund – Institutional Class were issued to shareholders of the Leuthold Asset Allocation Fund in the exchange. The exchange was a tax-free event to Leuthold Asset Allocation Fund shareholders. For financial reporting purposes, assets received and shares issued by the Leuthold Core Investment Fund were recorded at fair value; however, the cost basis of investments received from Leuthold Asset Allocation Fund was carried forward to align ongoing reporting of the Leuthold Core Investment Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Funds are diversified open-end management investment companies. The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). The Funds are investment companies and apply specialized accounting and financial reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The components of net assets immediately before the acquisition were as follows:

	Capital Stock	Accumulated net investment income /(loss)	Accumulated net realized gain/(loss) on investments		Net Unrealized Appreciation	Net Assets
Leuthold Core Investment Fund	$454,023,967	$(4,092,312)	$67,821,018		$90,023,735	$607,776,408
Leuthold Asset Allocation Fund	489,133,392	(6,898,358)	(263,538,929	)*	13,583,460	232,279,565
Total	$943,157,359	$(10,990,670)	$(195,717,911)		$103,607,195	$840,055,973

*
Due to rules under section 382 of the Internal Revenue Code, the combined Fund will only be able to utilize $47,062,326 of these losses and the losses will be limited to $8,129,785 each year ($17,598,977 in the first short year) over the next three years. The combined Fund cannot utilize the remaining $216,476,603.

Assuming the acquisition of Leuthold Asset Allocation Fund had been completed on October 1, 2013, the combined Funds’ pro forma results in the Statement of Operations during the period ended September 30, 2014 would be as follows:

Net investment income (loss)	$(1,957,781	)*
Net realized and unrealized gain (loss) on investment	$129,412,063	**
Net increase (decrease) in net assets resulting from operations	$127,454,282

*	$606,139 as reported in the Leuthold Core Investment Fund Statement of Operations, plus $(2,563,920) Leuthold Asset Allocation Fund pre-merger.
**	$97,401,323 as reported in the Leuthold Core Investment Fund Statement of Operations plus $32,010,740 Leuthold Asset Allocation Fund pre-merger
.
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Because the combined Funds have been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Leuthold Asset Allocation Fund that have been included in the Leuthold Core Investment Fund’s Statement of Operations since November 7, 2013.

3.	INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, other than short-term investments and short sales, for the year ended September 30, 2015 are summarized below:

	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund
Purchases	$542,204,159	$216,906,735	$10,411,236	$22,471,396
Sales	673,480,757	281,031,099	13,368,261	29,964,172

There were no purchases or sales of investment securities in the Grizzly Short Fund because this Fund invests only in securities sold short.

At September 30, 2015, gross unrealized appreciation (depreciation) of investments and cost of investments (excluding securities sold short) for tax purposes were as follows:

	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund	Grizzly Short Fund
Tax cost of investments	$732,617,538	$281,948,187	$9,954,466	$17,866,381	$194,511,818
Gross unrealized appreciation	137,968,854	38,025,791	3,027,295	3,158,982	2,844,055
Gross unrealized depreciation	(53,209,390)	(23,174,420)	(569,616)	(1,621,377)	(2,844,055)
Net unrealized appreciation	$84,759,464	$14,851,371	$2,457,679	$1,537,605	—

The differences between book and tax basis of unrealized appreciation (depreciation) are primarily attributable to the tax deferral of losses on wash sales.

The Leuthold Core Investment Fund owned 5% or more of the voting securities of the following company during the year ended September 30, 2015. As a result, this company is deemed to be an affiliate of the Leuthold Core Investment Fund as defined by the 1940 Act. Transactions during the period in this security of an affiliated company were as follows:

	Leuthold Core Investment Fund
	Share Activity
Security Name	Balance 09/30/14	Purchases	Sales	Balance 09/30/15	Dividend Income	Fair Value at 09/30/15
CurrencyShares Japanese Yen Trust	89,687	117,346	89,687	117,346	$—	$9,485,077
					$—	$9,485,077

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4.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Each of the Funds has entered into an Investment Advisory Agreement (“advisory agreement”) with the Adviser. Pursuant to its advisory agreement with the Funds, the Adviser is entitled to receive a fee, calculated daily as applied to each Fund’s daily net assets and payable monthly, at annual rates of:

Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund	Grizzly Short Fund

0.90%	1.10%	1.00%	1.00%	1.25%

The Adviser has agreed to waive its advisory fee and/or reimburse the Funds’ other expenses, including organization expenses, to the extent necessary to ensure that the Funds’ total operating expenses (exclusive of interest, taxes, brokerage commissions, dividends and interest on securities sold short, and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) do not exceed the following rates, based on each Fund’s average daily net assets:

Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund Retail Class	Leuthold Global Industries Fund Institutional Class	Grizzly Short Fund
1.25%	1.85%	1.50%	1.50%	1.25%	2.50%

Any waiver or reimbursement is subject to later adjustments to allow the Adviser to recoup amounts previously waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Amounts subject to future recoupment as of September 30, 2015 are as follows:

Leuthold Select Industries Fund		Leuthold Global Industries Fund
Year of Expiration	Recoverable Amount	Year of Expiration	Recoverable Amount
9/30/2016	$22,934	9/30/2016	$71,564
9/30/2017	13,531	9/30/2017	89,378
9/30/2018	31,187	9/30/2018	128,120

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator, and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

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The Leuthold Funds

5.	DISTRIBUTION PLAN

The Leuthold Global Fund – Retail Class and Leuthold Global Industries Fund – Retail Class have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whereby Rafferty Capital Markets, LLC serves as distributor. This plan allows each Fund to use up to 0.25% of its average daily net assets to pay sales, distribution, and other fees for the sale of its shares and for services provided to investors. Each Fund may pay all or a portion of this fee to any securities dealer, financial institution, or any other person who renders personal service to the Funds’  shareholders, assists in the maintenance of the Funds’  shareholder accounts, or who renders assistance in distributing or promoting the sale of shares of the Funds pursuant to a written agreement approved by the Board.  To the extent such fee is not paid to such persons, each of the Funds may use the fee for its expenses of distribution of its shares, including, but not limited to, payment by the Fund of the cost of preparing, printing, and distributing Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the plan.

6.	INDEMNIFICATIONS

The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

7.	ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”).  The 15% limitation includes securities whose disposition would be subject to legal restrictions (“restricted securities”). Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay.  This could result in a Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

8.	LENDING PORTFOLIO SECURITIES

Each Fund may lend portfolio securities constituting up to 30% of its total assets to unaffiliated broker dealers, banks, or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities, or equivalent collateral or provides an irrevocable letter of creditworthiness of the Fund equal in value to at least 100% of the fair value of the securities loaned.  The Funds did not lend any portfolio securities during the reporting period, and will not enter into any securities lending arrangements in the future without the prior approval of the Board.

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The Leuthold Funds

REPORT  OF  INDEPENDENT  REGISTERED  PUBLIC  ACCOUNTING FIRM

To the Shareholders and Board of Directors
Leuthold Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of  investments and securities sold short (as applicable), of Leuthold Funds, Inc., comprising Leuthold Core Investment Fund (consolidated), Leuthold Global Fund (consolidated), Leuthold Select Industries Fund, Leuthold Global Industries Fund, and  Grizzly Short Fund (collectively, the Funds), as of September 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Leuthold Funds, Inc. at September 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
November 24, 2015

98	The Leuthold Funds - 2015 Annual Report

The Leuthold Funds

ADDITIONAL INFORMATION (Unaudited)

SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS (Unaudited)

The percentage of dividend income distributed for the year ended September 30, 2015, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows: Leuthold Core Investment Fund 31.69%, Leuthold Global Fund 50.08%, and Leuthold Global Industries Fund 100.00%.

The percentage of dividend income distributed for the year ended September 30, 2015, designated as qualified dividends received deduction available to corporate shareholders, is as follows: Leuthold Core Investment Fund 25.17%, Leuthold Global Fund 19.91%, and Leuthold Global Industries Fund 87.06%.

The Leuthold Core Investment Fund and Leuthold Global Fund designated 3.16% and 3.71%, respectively, of their ordinary distributions paid as qualified interest related dividends under the Internal Revenue Code Section 871(k)(1)(C) for the year ended September 30, 2015. The Leuthold Core Investment Fund and Leuthold Global Fund designated 91.91% and 85.44%, respectively, of their ordinary distributions paid as short-term capital gain distributions under Internal Revenue  Section 871 (k)(2)(C) for the year ended September 30, 2015.

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The Leuthold Funds

ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS (UNAUDITED)

Independent Directors

Name, Year of Birth, and Address	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director
Lawrence L. Horsch (1934) c/o Leuthold Weeden Capital Management 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Chairman and Director	Indefinite Term, Director since 1995	Chairman, Eagle Management & Financial Corp., a management consulting firm	5	None

Paul M. Kelnberger (1943) c/o Leuthold Weeden Capital Management 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Director and Chair of Audit Committee	Indefinite Term, Director since 1995	Retired Partner of Johnson, West & Co., PLC (currently Boeckermann, Grafstrom & Mayer, LLC) Certified Public Accountants	5	None

Addison L. Piper (1946) c/o Leuthold Weeden Capital Management 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Director and Chair of Nominating Committee	Indefinite Term, Director since 2009	Retired Chairman and Chief Executive Officer of Piper Jaffray Companies.	5	Piper Jaffray Companies

Interested Directors (and Officers)

John C. Mueller (1968) 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Director President	Indefinite Term, Director since 2009 One year term, President since 2011	Co-Chief Executive Officer of The Leuthold Group since 2005. Involved in Sales and Marketing for The Leuthold Group since 2001.	5	None

100	The Leuthold Funds - 2015 Annual Report

The Leuthold Funds

Name, Year of Birth, and Address	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director
Holly J. Weiss (1968) 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Secretary and Treasurer	One Year Term, Secretary and Treasurer since 2009
Chief Financial Officer of the Adviser since 2011 and Controller of the Adviser from 2008 to 2011. Prior to joining the Adviser, she was Controller of Churchill Capital Mezzanine Finance from 2001-2008.
				N/A	N/A

Roger A. Peters (1960) 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Vice President and Chief Compliance Officer and Anti-Money Laundering Officer	One Year Term, Chief Compliance Officer since 2006 and Vice President since 2007 and Anti-Money Laundering Officer since 2011	Chief Compliance Officer of the Adviser since 2005.	N/A	N/A

Glenn R. Larson (1965) 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Assistant Secretary	One Year Term, Assistant Secretary since 2006	Compliance Officer of the Adviser since 2005.	N/A	N/A

The Statement of Additional Information includes additional information about the Funds’  Directors and is available free of charge upon request by calling the Funds toll free at (800) 273-6886.

Information regarding the method the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 273-6886 or by accessing the Funds’website at www.leutholdfunds.com. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling toll-free at (800) 273-6886 or on the SEC’s website at www.sec.gov.

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The Leuthold Funds

Investment Adviser:
Leuthold Weeden Capital Management,
Minneapolis, Minnesota

Administrator, Transfer Agent, Accounting, Shareholder Servicing Agent:
U.S. Bancorp Fund Services, LLC,
Milwaukee, Wisconsin

Custodian:
U.S. Bank, N.A.,
Milwaukee, Wisconsin

Counsel:
Foley & Lardner, LLP,
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm:
Ernst & Young LLP,
Minneapolis, Minnesota

The Funds are required to file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-273-6886. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Paul Kelnberger is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  No “other services” were provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2015	FYE 9/30/2014
Audit Fees	$189,300	$183,900
Audit-Related Fees	$0	$0
Tax Fees	$13,690	$16,110
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2015	FYE 9/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2015	FYE 9/30/2014
Registrant	$ 0	$ 0
Registrant’s Investment Adviser	$ 0	$ 0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.   — Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Leuthold Funds, Inc.

By (Signature and Title)*            /s/ John Mueller
John Mueller, President

Date               12/4/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* )*       /s/ John Mueller
John Mueller, President

Date               12/4/15

By (Signature and Title)*           /s/ Holly Weiss
Holly Weiss, Treasurer

Date               12/4/15

* Print the name and title of each signing officer under his or her signature.